                               [As Filed With the
                       Securities and Exchange Commission
                               On April 23, 1997]

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Materials Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                              BUFFTON CORPORATION
                (Name of Registrant as Specified In Its Charter)

                              BUFFTON CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]  No Fee required.
[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ......................................................................
     2)   Aggregate number of securities to which transaction applies:

          ......................................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          $25,500,000 - sale price.............................................
     4)   Proposed maximum aggregate value of transaction:

          $25,500,000...........................................................
     5)   Total fee paid:

          $5,100................................................................

[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ......................................................................
     2)   Form, Schedule or Registration Statement No.:

          ......................................................................
     3)   Filing Party:

          ......................................................................
     4)   Date Filed:

          ......................................................................

                              BUFFTON CORPORATION

                          226 Bailey Avenue, Suite 101
                            Fort Worth, Texas 76107
                                 (817) 332-4761

Dear Fellow Stockholder,

     You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Buffton Corporation, a Delaware corporation (the "Company" or "Buffton"), to be held in the Continental Room of the Radisson Hotel, 815 Main Street, Fort Worth, Texas on May 16, 1997, at 10:00 o'clock a.m. (C.D.T.) (including any adjournment or postponement thereof, the "Annual Meeting").

     At the Annual Meeting, you will be asked (i) to elect three members to the Company's Board of Directors (the "Board") to serve for three-year terms expiring in 2000; (ii) to consider and vote upon a proposal to authorize the sale (the "Proposed Sale") to a wholly owned subsidiary of Danaher Corporation ("Danaher") of substantially all of the assets of Current Technology, Inc. ("CTI"), an indirect wholly owned subsidiary of the Company which designs, manufactures and markets electronic filter/surge suppression products, power supply/power conversion products and custom power distribution systems; (iii) if the Proposed Sale is approved by Stockholders, to consider and vote upon a proposal to approve an Amended and Restated Certificate of Incorporation of the Company to (a) effect a change of the name of the Company to BFX Hospitality Group, Inc. to reflect the Company's business focus following consummation of the Proposed Sale and (b) restate the Company's existing Certificate of Incorporation, as amended, into a single document; and (iv) transact such other business as may properly come before the Annual Meeting.

     YOUR BOARD OF DIRECTORS HAS DETERMINED THAT THE PROPOSED SALE IS FAIR AND IN THE BEST INTERESTS OF BUFFTON AND ITS STOCKHOLDERS, HAS AUTHORIZED THE PROPOSED SALE (SUBJECT TO STOCKHOLDER APPROVAL) AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR AUTHORIZATION OF THE PROPOSED SALE. In arriving at its recommendation, the Board gave careful consideration to a number of factors, as described in the enclosed proxy statement, including the opinion of Southwest Securities, Inc. ("Southwest Securities") to the effect that the consideration to be received by
CTI for its assets is fair, from a financial point of view, to Buffton.   The
written opinion of Southwest Securities is attached as Appendix III to the enclosed proxy statement. You are urged to read the opinion in its entirety for a description of the assumptions made, the matters considered and procedures followed by Southwest Securities.

     Details of the Proposed Sale, as well as the other items of business scheduled for the Annual Meeting, appear in the accompanying Proxy Statement. Please give this material your careful attention.

     Approval of the Proposed Sale and the Amended and Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the Company's issued and outstanding shares of common stock, $.05 par value per share (the "Common Stock"). To be elected to the Board, each nominee must receive the favorable vote of a plurality of the shares of Common Stock represented and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter to be acted upon or which may properly come before the Annual Meeting.

     We look forward to greeting personally those stockholders who are able to be present at the meeting; however, whether or not you plan to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and mail it promptly using the enclosed, pre-addressed, postage-paid, return envelope. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your proxy card. Your prompt attention will be greatly appreciated.

                                 Very truly yours,

                                 Robert H. McLean
                                 Chairman of the Board and President

                              BUFFTON CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  May 16, 1997
TO THE STOCKHOLDERS:

     The Annual Meeting of the Stockholders of Buffton Corporation (the "Company" or "Buffton") will be held in the Continental Room of the Radisson Hotel, 815 Main Street, Fort Worth, Texas on Friday, May 16, 1997, at 10:00 o'clock a.m. (C.D.T.) (including any adjournment or postponement thereof, the "Annual Meeting"), for the following purposes:

     1. To elect three members to the Board of Directors of the Company (the "Board") to serve for three-year terms expiring in 2000;

     2. To consider and vote upon a proposal to authorize the sale (the "Proposed Sale") to a wholly owned subsidiary of Danaher Corporation ("Danaher") of substantially all of the assets of Current Technology, Inc. ("CTI"), an indirect wholly owned subsidiary of the Company, pursuant to an Asset Purchase Agreement, as amended, the full text of which is attached as Appendix I to the accompanying proxy statement;

     3. If the Proposed Sale is approved by stockholders, to consider and vote upon a proposal to approve an Amended and Restated Certificate of Incorporation of the Company to (a) effect a change of the name of the Company to BFX Hospitality Group, Inc., and (b) restate the Company's existing Certificate of Incorporation, as amended, into a single document, the full text of which is attached as Appendix II to the accompanying proxy statement; and

     4. To transact such other business as may properly come before the Annual Meeting.

     The Board has fixed the close of business on April 11, 1997 as the record date (the "Record Date") for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of the Company's common stock, $.05 par value per share (the "Common Stock"), at the close of business on the Record Date will be entitled to vote at the Annual Meeting, either by proxy or in person. Each share of Common Stock is entitled to one vote on each matter to be acted upon or which may properly come before the Annual Meeting.

     The affirmative vote of a majority of the issued and outstanding shares of Common Stock is required for approval of the Proposed Sale and the Amended and Restated Certificate of Incorporation of the Company. To be elected to the Board, each nominee must receive the favorable vote of a plurality of the shares of Common Stock represented and entitled to vote at the Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY USING THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID, RETURN ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD. YOUR PROMPT ATTENTION IS APPRECIATED.

                                 By Order of the Board of Directors,

                                 Robert Korman
                                 Secretary

Fort Worth, Texas
Dated April 23, 1997

                              BUFFTON CORPORATION
                          226 Bailey Avenue, Suite 101
                            Fort Worth, Texas 76107
                                 (817) 332-4761
                              ____________________

                                PROXY STATEMENT

                                      For

                        ANNUAL MEETING OF STOCKHOLDERS

                                  May 16, 1997
                              ___________________

                               THE ANNUAL MEETING


TIME, DATE AND PLACE

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Buffton Corporation, a Delaware corporation (the "Company" or "Buffton"), for use at the Annual Meeting of Stockholders to be held at 10:00 o'clock a.m. (C.D.T.) on Friday, May 16, 1997 in the Continental Room of the Radisson Hotel, 815 Main Street, Fort Worth, Texas (including any adjournment or postponement thereof, the "Annual Meeting").

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

     At the Annual Meeting, stockholders of the Company will be asked (i) to elect three members to the Board to serve for three-year terms expiring in 2000,
(ii) to consider and vote upon a proposal to authorize the sale (the "Proposed Sale") to CTI Acquisition Corporation ("Danaher-CTI"), an indirect wholly owned subsidiary of Danaher Corporation ("Danaher"), of substantially all of the assets of Current Technology, Inc. ("CTI"), an indirect wholly owned subsidiary of the Company which designs, manufactures and markets electronic filter/surge suppression products, power supply/power conversion products and custom power distribution systems, pursuant to an Asset Purchase Agreement dated as of February 14, 1997 (the "Purchase Agreement"), entered into by CTI, Summatronix, Inc. ("Summatronix"), a subsidiary of the Company and parent of CTI, the Company, Danaher-CTI and Danaher, as amended by First Amendment to Asset Purchase Agreement dated as of April 16, 1997, entered into by CTI, Summatronix, the Company, Danaher-CTI and Danaher (as so amended, the "Purchase Agreement"),
(iii) if the Proposed Sale is approved by stockholders, to consider and vote upon a proposal to approve an Amended and Restated Certificate of Incorporation of the Company to (a) effect a name change of the Company to BFX Hospitality Group, Inc. to reflect the Company's business focus following consummation of the Proposed Sale, and (b) restate the Company's existing Certificate of Incorporation, as amended, into a single document, and (iv) transact such other business as may properly come before the Annual Meeting. A copy of the executed Purchase Agreement (without exhibits and schedules) is included in this Proxy Statement as Appendix I and a copy of the proposed Amended and Restated Certificate of Incorporation of the Company is included in this Proxy Statement as Appendix II.

     THE BOARD OF DIRECTORS HAS APPROVED THE PROPOSED SALE (SUBJECT TO STOCKHOLDER APPROVAL) AND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION (SUBJECT TO THE COMPLETION OF THE PROPOSED SALE) AND RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED SALE AND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

RECORD DATE, VOTING SECURITIES AND QUORUM

     The Board has fixed the close of business on April 11, 1997 as the record date (the "Record Date") for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of the Company's common stock, $.05 par value per share (the

"Common Stock"), at the close of business on the Record Date will be entitled to vote at the Annual Meeting, either by proxy or in person. This Proxy Statement and the accompanying proxy card are being mailed to the Company's stockholders on or about April 23, 1997.

     Each share of Common Stock is entitled to one vote on each matter to be acted upon or which may properly come before the Annual Meeting. As of the Record Date, there were 7,713,928 shares of Common Stock outstanding and entitled to vote. The Common Stock constitutes the only class of securities entitled to vote at the Annual Meeting.

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as the inspectors for the meeting. The presiding officer of the meeting will appoint two independent election judges to count votes at the Annual Meeting. One of the two judges shall be a representative of the Company's Registrar and Transfer Agent. Shares represented by proxies that reflect abstentions or include "broker non-votes" will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. In the event that a quorum is not present at the Annual Meeting, it is expected that the meeting will be adjourned or postponed to solicit additional proxies. The persons named as proxies with respect to the Annual Meeting may propose and vote for one or more adjournments of the Annual Meeting to permit further solicitation of proxies in favor of the proposals; provided, however, that no proxy which is voted against any of the proposals will be voted in favor of any such adjournment or postponement.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock on the Record Date is required to approve the Proposed Sale and the Amended and Restated Certificate of Incorporation. Abstentions and "broker non-votes" will have the effect of votes against approval of the Proposed Sale and the Amended and Restated Certificate of Incorporation.

     The Company's Bylaws provide that Directors shall be chosen by a plurality of the votes cast by the holders of shares entitled to vote and represented, in person or by proxy, at an annual meeting at which a quorum is present, and that the majority of the shares entitled to vote constitutes a quorum. If a shareholder abstains from voting by not attending the Annual Meeting in person or by proxy, the effect of that abstention would be to reduce the number of shares present at the Annual Meeting for the purposes of determining whether a quorum exists. After a quorum is found to exist, abstentions by those represented in person or by proxy at the meeting and "broker non-votes" are treated as failures to vote. Since Director nominees are elected by a plurality of the votes cast, an abstention or "broker non-vote" has no effect upon the outcome of an election. The Company's Bylaws are consistent with Delaware corporate law; therefore, the effect of abstentions and broker non-votes is the same under either.

NO APPRAISAL RIGHTS

     Stockholders of the Company are not entitled to appraisal rights with respect to the Proposed Sale under Delaware law.

PROXIES

     Shares of Common Stock which are represented by properly executed proxy cards received by the Company at or prior to the Annual Meeting, and not duly and timely revoked, will be voted according to the instructions indicated on the proxy card. Unless contrary instructions are given, the persons named on the proxy card intend to vote the shares of Common Stock so represented FOR all listed nominees for director, FOR the Proposed Sale, and FOR the approval of the Amended and Restated Certificate of Incorporation of the Company.

     The Board is not currently aware of any other matters which are to be presented at the Annual Meeting. As to any other business which may properly come before the Annual Meeting, the persons named on the proxy card for the Common Stock will vote according to their best judgment.

     Any holder of Common Stock has the power to revoke his or her proxy at any time before it is voted at the Annual Meeting by delivering a written notice of revocation to the Secretary of the Company, by a duly executed proxy bearing a later date, or by voting by ballot at the Annual Meeting.

     All expenses of this solicitation, including the cost of preparing, assembling, and mailing this proxy soliciting material and Notice of Annual Meeting of Stockholders, will be paid by the Company. Additional solicitation of holders of Common Stock by mail, telephone, telegraph or by personal solicitation may be done by directors, officers and regular employees of the Company, for which they will receive no additional compensation. The Company has retained D. F. King & Co. to assist it in connection with the solicitation of proxies which may be by mail, telephone or by personal solicitation. In connection therewith, the Company will pay D. F. King & Co. $3,500 plus expenses. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Common Stock as of the Record Date will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the Company for their reasonable expenses.


                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

     The Company's Certificate of Incorporation provides that the Company's Board shall be divided into three classes, as nearly equal in size as possible, each of which is to serve for a term of three years.

     The nominees for Director are Alan Tremain, O.B.E., Walter D. Rogers, Jr. and Hampton Hodges. The nominees have been nominated for reelection by the Board to serve for a three-year term expiring in 2000. The nominees are currently serving as Directors and have consented to serve for the new term.

     The following table reflects the name and age of each nominee, the position and office with the Company currently held by the nominee, the period of service as Director of the Company, and the term for which such nominee will serve, if elected.



                                        POSITION HELD                          TERM TO
NOMINEE'S NAME             AGE        WITH THE COMPANY        DIRECTOR SINCE    EXPIRE
--------------             ---        ----------------        --------------    ------

Alan Tremain, O.B.E.        61   Chairman of the Board        April 1997          2000
                                 of Directors
Walter D. Rogers, Jr.       52   Director, President and      February 1995       2000
                                 Chief Executive Officer
                                 of Current Technology, Inc.
Hampton Hodges              59   Director                     December 1980       2000


     The following table reflects the name and age of each of the continuing Directors whose terms are not expiring, including the name and age of each continuing Director, the positions and offices with the Company currently held by each continuing Director, the period of service as a Director of the Company, and the year in which such continuing Directors' terms will expire.

                                    POSITION HELD                           TERM TO
DIRECTOR'S NAME        AGE         WITH THE COMPANY       DIRECTOR SINCE    EXPIRE
---------------        ---         ----------------       --------------    -------

Bruno V. D'Agostino     54    Director                    December 1991        1998
John M. Edgar           53    Director                    September 1987       1998
H. T. Hunnewell         70    Director                    January 1981         1999
Robert H. McLean        55    Chief Executive Officer     January 1981         1998
                              and Director
Jean-Claude Mathot      52    President, Chief Operating  April 1997           1999
                              Officer and Director
Russell J. Sarno        61    Director                    May 1984             1999


  To be elected as a Director, each nominee must receive the favorable vote of a plurality of the shares represented and entitled to vote at the Annual Meeting. The persons named in the enclosed form of Proxy, unless otherwise directed therein, intend to vote such Proxy FOR the election of each nominee named herein as a Director of the Company. If any nominee becomes unavailable for any reason, the persons named in the form of Proxy are expected to consult with management of the Company in voting the shares represented by them. The management of the Company has no reason to doubt the availability of each nominee to serve and no reason to believe that each nominee will be unavailable or unwilling to serve if elected to office. To the knowledge of management, each nominee intends to serve the term for which election is sought.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE.

Business Experience. The following is a brief summary of the business experience of each of the nominees for election as a Director and of each of the continuing Directors for the past five years.

  NOMINEES

  ALAN TREMAIN, O.B.E., founded Hotels of Distinction, Inc., a hotel management company, in 1974 and served as its President from 1974 to 1992 and as its Chairman of the Board since 1992. Prior to organizing Hotels of Distinction, Inc., Mr. Tremain developed and opened restaurants for ARA Services in several cities in the United States and Canada. On March 8, 1988, the Queen of England bestowed upon Mr. Tremain the Order of the British Empire ("O.B.E."), one of the highest honors in the British Empire, at investiture ceremonies at Buckingham Palace. It recognizes Mr. Tremain's contribution to British-American commerce and to his role of leadership in the international hospitality industry. Mr. Tremain is a director of Florida International University School of Hospitality Management and is a director of the China Fund, Inc., a New York Stock Exchange listed fund investing in China.

  WALTER D. ROGERS, JR. has served as President of Current Technology, Inc. since May 1992. Mr. Rogers served as Executive Vice President of CTI from October 1990 to May 1992 and served as Vice President of the Company between March 1988 and October 1990. Mr. Rogers received a B.S. degree in Business Administration and Accounting from the University of Alaska in 1972.

  HAMPTON HODGES serves as President of Cottonwood Properties, a commercial real estate company located in Paris, Texas and has been engaged in personal investments since 1985. Mr. Hodges received a Bachelor of Science degree from the United States Military Academy at West Point in 1961.

  CONTINUING DIRECTORS

  BRUNO V. D'AGOSTINO served from 1978 to 1987 as Senior Vice President of Benjamin Thompson & Associates, a firm specializing in marketplace architecture. In August 1987, Bruno D'Agostino became a founding partner of D'Agostino Izzo Quirk Architects, and he continues to serve in that capacity, directing urban design projects throughout the United States. Mr. D'Agostino received a B.A. degree in Architecture from the University of Cincinnati in 1964, holds a Masters in Architecture from the University of Cincinnati and received a Masters degree in Architecture and Urban Design from Harvard University in 1969.

  JOHN M. EDGAR has been engaged in the private practice of law in Kansas City, Missouri since 1968. Mr. Edgar is currently the managing partner of the Kansas City office of the law firm of Bryan Cave LLP, and a member of such firm's Management Committee. Mr. Edgar received a B.S. degree in Business Administration and Accounting from the University of Kansas in 1965, and a J.D. degree, with honors, from the University of Missouri at Kansas City in 1968.

  H. T. HUNNEWELL has served as President of Twin Montana, Inc., an oil and gas exploration and development company located in Graham, Texas since October 1991. Mr. Hunnewell received a B.S. degree in Petroleum Engineering and a B.S. degree in Geology from Texas A&M University in 1950.

  ROBERT H. McLEAN co-founded the Company in 1980 and served as the Chairman of the Board, President and Chief Executive Officer of the Company from February 1989 to April 1997. Since April 1997, Mr. McLean has served as Chief Executive Officer of the Company. Mr. McLean received a B.B.A.

in Business Administration from the University of Texas at Austin in 1963 and a L.L.B. from the University of Texas School of Law in 1966.

  JEAN-CLAUDE MATHOT served as Executive Vice President of Hotels of Distinction, Inc. from 1974 to 1992 and as its President and Chief Operating Officer since 1992. Mr. Mathot received a business degree from the Brussels University School of Business in 1966. Mr. Mathot received a fellowship in 1970 to the Culinary Institute of America at Hyde Park, New York.

  RUSSELL J. SARNO, since January 1, 1995, has served as President of Flo Control, Inc., a California corporation and manufacturer of specialty fluid control devices located in Burbank, California. For ten years prior to January 1, 1995, Mr. Sarno served as President of Flo Control, Inc., a Delaware corporation and at the time, a wholly owned subsidiary of the Company.

  Relationships. There is no family relationship between any of the Directors of the Company.

  Meetings and Committees. In fiscal year 1996, the Board of Directors of the Company met six times with two of the meetings being regularly scheduled and four of the meetings being special meetings. All of the Directors serving on the Board during such period attended at least 75% of the meetings held while each served as a Director during fiscal year 1996.

  The Board of Directors does not have a standing Nominating Committee or a standing Compensation Committee.

  The Board of Directors has an Audit Committee presently composed of the following Directors: Hampton Hodges, H. T. Hunnewell and John M. Edgar. The Audit Committee met on October 1, 1996, to discuss the results from the fiscal 1995 audit and to discuss the audit plan for fiscal 1996. The Audit Committee generally assists the Board of Directors in fulfilling its responsibilities relating to the Company's accounting policies, financial reporting practices, and communication with the independent accountants. The members of the Audit Committee are selected at the regularly scheduled meeting of the Board of Directors immediately following each Annual Meeting of Stockholders.

                       EXECUTIVE OFFICERS OF THE COMPANY

  The executive officers of the Company, their respective ages, positions held, and tenure with the Company are as follows:


                                                POSITION HELD                  OFFICER OF THE
OFFICER'S NAME                     AGE          WITH THE COMPANY                COMPANY SINCE
--------------                     ---          ----------------                --------------

Alan Tremain, O.B.E.                61         Chairman of the Board                 1997
                                               of Directors
Robert H. McLean                    55         Chief Executive Officer               1985
                                               and Director
Jean-Claude Mathot                  52         President, Chief Operating            1997
                                               Officer and Director
Walter D. Rogers, Jr.               52         Director, President of Current        1988
                                               Technology, Inc.
Robert Korman                       49         Vice President and                    1982
                                               Chief Financial Officer;
                                               Secretary and Treasurer
James Hillyer                       45         Vice President-Concept Development    1997
                                               of BFX Hospitality Group, Inc.
Frank J. Milan                      41         Vice President of BFX Hospitality     1994
                                               Group, Inc.; President of Bourbon
                                               Street Hospitality
Terry Kearney                       35         Vice President of BFX Hospitality     1997
                                               Group, Inc.

  Business Experience of Executive Officers. Information concerning the business experience of Messrs. Tremain, McLean, Mathot and Rogers is provided under "Proposal No. 1 - Election of Directors" on page 4 herein.

  ROBERT KORMAN, a Certified Public Accountant, has served as Vice President, Treasurer, and Chief Financial Officer of the Company since February 1989. Mr. Korman served as the Treasurer of the Company from December 1982 to February 1989. Mr. Korman was elected as the Secretary of the Company in February 1994.

  JAMES HILLYER has served as a Vice President of BFX Hospitality Group, Inc. since April 1997. Prior to that Mr. Hillyer consulted in the food service industry for 22 years as well as holding management positions with Bobby McGee's, T.G.I.Friday's, Chi-Chi's and Howard Johnson. He developed Cuco's Mexican restaurants in 1982. From 1991 to 1992 he was employed by the Ambassador Hotel in Dubai, United Arab Emirates to design and construct a Mexican food concept and a general menu food concept for the hotel. From 1992 to 1994 Mr. Hillyer developed, owned, operated and sold The Original Pasta Co. in Houston, Texas. From 1994 to 1996 Mr. Hillyer developed, owned and operated Cabo, The Original "Mix-Mex" Grill. Mr. Hillyer sold Cabo to the Company in January 1996. From January 1996 to April 1997, Mr. Hillyer was a concept development consultant to the Company. Mr. Hillyer received a Sociology Degree from Lamar University in 1975.

  FRANK J. MILAN has served as a Vice President of BFX Hospitality Group, Inc. since April 1994. From 1989 to April 1994, Mr. Milan served as an executive director of Entertainment Centers of America, Inc. Previously, Mr. Milan was a director of operations or general manager for several large entertainment complexes including Dallas Alley and Billy Bob's Texas.

  TERRY KEARNEY has served as a Vice President of BFX Hospitality Group, Inc. since February 1997. From August 1994 to February 1997, Mr. Kearney was general manager of Lucile's, A Stateside Bistro, a subsidiary of the Company. From 1993 to 1994, Mr. Kearney was general manager of Buffalo Cantina in Minneapolis, Minnesota and thereafter food and beverage director of Minneapolis Entertainment Company, Inc. From 1988 to 1993, Mr. Kearney was a general manager in Minneapolis, Minnesota with Strang Management Company, a franchisee of Applebee's International.

  Terms of Office; Relationship. The officers of the Company are elected annually by the Board of Directors of the Company at the Annual Meeting of Directors held immediately following each Annual Meeting of Stockholders, or as soon thereafter as necessary and convenient in order to fill vacancies or newly created offices. Each officer holds office until his successor is duly elected and qualified or until his death, resignation or removal, if earlier. Any officer or agent elected or appointed by the Board of Directors of the Company may be removed by the Board of Directors whenever, in its judgment, the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed.

  There are no family relationships among the executive officers of the Company. There are no arrangements or understandings between any officer and any other person pursuant to which that officer was elected.

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

  The following table sets forth the compensation paid or accrued by the Company and its subsidiaries for services rendered during the last three fiscal years to
(i) the Company's Chief Executive Officer, and (ii) each of the most highly compensated executive officers of the Company whose cash compensation exceeds $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG TERM COMPENSATION
                                                                                 -------------------------------------
                                                 ANNUAL COMPENSATION                     AWARDS             PAYOUTS
                                    -----------------------------------------    ----------------------   ------------

             (a)                 (b)       (c)          (d)           (e)           (f)           (g)         (h)          (i)
                                                                     OTHER       RESTRICTED
                                                                    ANNUAL         STOCK       OPTIONS/      LTIP       ALL OTHER
 NAME AND PRINCIPAL POSITION    YEAR    SALARY(A)    BONUS(A)    COMPENSATION    AWARDS (C)      SAR'S      PAYOUTS   COMPENSATION
-----------------------------------------------------------------------------   -----------------------    -----------------------
Robert H. McLean                1996   $250,000     $175,000               --            --      200,000         --       4,500 (B)
Chief Executive Officer         1995    250,000       75,000               --    $140,650 (D)    300,000         --       4,500 (B)
                                1994    250,000      225,000               --            --           --         --       1,613 (B)

Walter D. Rogers, Jr.           1996    175,000      100,000               --      16,880 (E)     50,000         --       4,500 (B)
President of Current            1995    148,333       90,000               --      56,890 (F)    100,000         --       2,171 (B)
 Technology, Inc.               1994    135,833       60,000               --            --                      --         964 (B)

Robert Korman                   1996    125,000       50,000               --            --       10,000         --       4,500 (B)
Chief Financial Officer         1995    125,000       40,000               --      13,750 (G)    100,000         --       2,171 (B)
                                1994    125,000       80,000               --            --           --         --         368 (B)

Frank J. Milan                  1996     80,000       10,000               --      16,880 (E)      5,000         --             --
Vice President of BFX           1995     72,000       10,000               --      14,380 (H)     25,000         --             --
 Hospitality Group, Inc.        1994     35,577           --               --            --           --         --             --

----------------------------
(A) The amounts shown include cash and non-cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers.

(B) Contributions by the Company to its 401(k) Profit Sharing Plan on behalf of the named executive officer.

(C) The executive officers listed below own in aggregate 180,000 shares of Restricted Stock. The aggregate value of these shares, based on the market price of the Company's Common Stock at the close of the 1996 fiscal year (September 30, 1996), is $416,250. All of the shares are fully vested. The Company has never paid dividends and has no intention to do so in the foreseeable future. However, if the Company ever declares and pays dividends on its common stock, this stock will be entitled to receive such dividends.

(D) Represents 50,000 shares of the Company's Common Stock issued in February 1995 and 50,000 shares of the Company's common stock issued in August 1995.

(E)    Represents 10,000 shares of the Company's Common Stock issued in January
       1996.

(F) Represents 10,000 shares of the Company's Common Stock issued in February 1995 and 30,000 shares of the Company's Common Stock issued in August 1995.

(G) Represents 10,000 shares of the Company's Common Stock issued in February 1995.

(H)    Represents 10,000 shares of the Company's Common Stock issued in August
       1995.

OPTIONS GRANTED

  The following table sets forth the options granted during the last completed fiscal year to (i) the Company's Chief Executive Officer, and (ii) each of the most highly compensated executive officers whose cash compensation exceeds $100,000.



                                          OPTION/SAR GRANTS IN LAST FISCAL YEAR
---------------------------------------------------------------------------------------------------------------------------
                                         INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------------------------
                                                             PERCENT OF                               POTENTIAL REALIZABLE
                                                                TOTAL                                   VALUE AT ASSUMED
                                                            OPTIONS/SAR'S                                   ANNUAL
                                              NUMBER OF        GRANTED                                RATES OF STOCK PRICE
                                             SECURITIES          TO                                       APPRECIATION
                                             UNDERLYING       EMPLOYEES                                 FOR OPTION TERM
                                            OPTIONS/SAR'S        IN         EXERCISE OF
                                               GRANTED         FISCAL       BASE PRICE    EXPIRATION
NAME                                             (#)            YEAR          ($/SH)         DATE      5% ($)       10% ($)
--------------------------------------------------------------------------------------------------------------------------
Robert H. McLean                               200,000          62.50%        1.62         8/15/2001    89,515     197,805
Chief Executive Officer

Walter D. Rogers, Jr.                           50,000          15.63%        1.94         9/6/2001     26,799      59,219
President of Current Technology, Inc.

Robert Korman                                   10,000           3.13%        1.94         9/6/2001      5,360      11,844
Chief Financial Officer

Frank J. Milan                                   5,000           1.56%        1.50        12/26/2001     2,072       4,579
Vice President of BFX Hospitality Group,
Inc.

  In August 1996, the Board of Directors adopted the Buffton Corporation Equity Participation Plan (the "1996 Plan") to afford key employees the opportunity to purchase shares of the Company's common stock as a reward for past performance and an incentive for future performance. Under the 1996 Plan, 300,000 shares of the Company's stock may be issued. In August and September, 1996, 260,000 options were granted to certain officers of the Company (200,000 to Mr. McLean, 50,000 to Mr. Rogers and 10,000 to Mr. Korman) at an exercise price of $1.62 or $1.94 per share, which was the fair market value at date of grant. The non-qualified options are fully vested and must be exercised within five years of the date of grant. The options do not expire upon termination of the officer's employment and may be transferred by will or by the laws of descent and distribution. Additionally, in September 1996, 40,000 options were granted under the 1996 Plan to certain employees (who are not executive officers) of the Company at an exercise price of $1.94, which was the fair market value at date of grant. The term of the options is for six years and become exercisable at a rate of 20% per year beginning one year after the date of grant. The options terminate upon termination of the employee, unless such termination is without cause or is due to death or total and permanent disability. At September 30, 1996 there were no shares available for grant.

  Mr. Milan received options to purchase 5,000 shares under the Buffton Employee Stock Plan in fiscal year 1996 at an exercise price of $1.50 per share which was the fair market value at the date of grant and vest at a rate of 20% per year.


OPTIONS EXERCISED

                       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND SEPTEMBER 30, 1996 OPTION VALUES
------------------------------------------------------------------------------------------------------------------------------------

                                                                 NUMBER OF SHARES          VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS
                                                                    OPTIONS AT            AT SEPTEMBER 30, 1996
                                                                SEPTEMBER 30, 1996                 ($)
                             SHARES
                           ACQUIRED ON
NAME                        EXERCISE     VALUE REALIZED ($) EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
------------------------------------------------------------------------------------------------------------------------------------

Robert H. McLean               --              --               500,000          --      $351,000           --
Chief Executive Officer

Walter D. Rogers, Jr.          --              --               150,000          --      $ 90,500           --
President of Current
Technology, Inc.

Robert Korman                  --              --               110,000          --      $ 78,100           --
Chief Financial Officer

Frank J. Milan                 --              --                 5,000      25,000      $  3,750      $18,750
Vice President of BFX
Hospitality Group, Inc.

BOARD OF DIRECTORS' REPORT ON COMPENSATION

  The following is a report of the Board regarding actions taken with respect to executive compensation during the fiscal year ended September 30, 1996. Please note that the Company does not intend for this information to be incorporated by reference in any previous or subsequent SEC filing by the Company.


                 The Board of Directors' Report on Compensation
                                      for
                         Fiscal Year September 30, 1996

  Compensation policies and annual compensation applicable to the Company's executive officers are the responsibility of and established by the Board. Executive officers who also serve on the Board do not participate in establishing their own compensation. The Boards' overall policy regarding compensation of the Company's executive officers is to provide salary levels and compensation incentives that attract and retain qualified individuals in key positions; that recognize individual performance and the Company's performance; and that support the Company's objective of achieving sustained improvement in its financial condition and operating results. To achieve these objectives, the Company's executive compensation policies integrate annual base compensation with bonuses based on a combination of overall corporate performance and individual initiatives and performance. Annual cash compensation, together with the payment of long term equity based incentive compensation through stock options and other equity based awards, is designed to attract and retain qualified executives and to insure that such executives have a continuing stake in the long term success of the Company. The Board has access to compensation packages made available to executive officers of competing companies, as well as companies of a similar size and nature, but also uses its discretion to set executive compensation at levels warranted in its judgment by external, internal and individual circumstances.

  Base Salary:

  Subject to the provisions of any applicable employment agreements, in fiscal 1996, base salary levels for the Company's executive officers, including the Chief Executive Officer, were competitively set relative to competing companies, as well as companies of a similar size and nature. In determining salaries, the Board took into account individual experience and performance and specific issues particular to the Company.

  Annual Incentive Compensation:

  Executive officers received cash bonuses based on the performance of each officer at the discretion of the Board.

  Stock Option Plan:

  The Board of Directors adopted the Buffton Corporation Equity Participation Plan of 1996 effective August 15, 1996. This plan is administered by a committee of two non-employee directors, who awarded stock options covering 260,000 shares of the Company's common stock to key executive officers of the Company during fiscal 1996, including options covering 200,000 shares to the Company's Chief Executive Officer.

  CEO Compensation:

  In accordance with the policies described above in this report, the fiscal 1996 base salary for Mr. McLean, who served as Chairman of the Board, President and Chief Executive Officer of the Company, was established at an annual rate of $250,000. The Board of Directors considered that this salary was within the range of salaries paid to Chief Executive Officers of comparable companies, and that Mr. McLean is a capable and experienced executive who would continue to make substantial contributions to the Company's growth and success. The cash bonuses paid to Mr. McLean during fiscal 1996 were based on a combination of objective and subjective factors and took into account the Company's continued return to profitability, the substantial reduction in the Company's debt over prior years, the significant progress continuing to be made through Mr. McLean's effort to obtain an expedited remedial solution at the Company's Vestal, New York Superfund site and the successful acquisitions of Cabo, The Original "Mix-Mex" Grill, and the Stockyards Hotel. The stock options granted Mr. McLean during the fiscal 1996 were an additional reward for Mr. McLean's success in connection with the Company's Vestal, New York Superfund site, the successful acquisition of Cabo, The Original "Mix Mex" Grill, and the Stockyards Hotel and were designed to provide incentives for continued performance, and in furtherance of the Company's policy to encourage and facilitate personal stock ownership by officers and key employees, including the Chief Executive Officer, thus strengthening their commitment to the Company and encouraging a longer term perspective to their responsibilities.

                             THE BOARD OF DIRECTORS

                              Bruno V. D'Agostino
                                 John M. Edgar
                                 Hampton Hodges
                                H. T. Hunnewell
                           Robert H. McLean, Chairman
                             Walter D. Rogers, Jr.
                                Russell J. Sarno

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During the last fiscal year, Mr. McLean, a director and the Company's Chief Executive Officer, and Walter D. Rogers, Jr., a director of the Company and President of CTI, participated in deliberations of the Board concerning executive officer compensation, except with respect to deliberations concerning their own compensation.

COMPENSATION OF DIRECTORS

  For the 1996 fiscal year the outside members of the Board of Directors were issued shares of Common Stock in lieu of cash compensation for director's fees. As a result, each of Messrs. D'Agostino, Edgar, Hodges, Hunnewell and Sarno, as non-employee Directors, received 10,000 shares of the Company's Common Stock. The Company also allows the outside members to participate in the Company's group health plan. Currently, Mr. Hodges is the only outside director to participate at a cost to the Company of approximately $6,300 in fiscal 1996.
The Company reimburses the Directors for expenses in connection with meetings, and otherwise does not incur any cash outlays with respect to Director expenses.

EMPLOYMENT AGREEMENTS

  Mr. Tremain has an Employment Agreement with the Company providing for an annual salary of $100,000 and an indefinite term beginning April 11, 1997 and containing a non-competition provision. This Employment Agreement may be terminated on 60 days notice without cause, with a lump sum severance payment of $100,000 plus accrued bonuses and earned but untaken vacation payable by Buffton. In the event of permanent disability or death, Mr. Tremain is entitled to the same payment as if it had been a termination without cause. If Mr. Tremain's employment with the Company is voluntarily terminated by Mr. Tremain or is terminated by the Company without cause within 24 months after a Change in Control (as defined below) of the Company, Mr. Tremain shall be entitled to receive a lump sum payment equal to $300,000 plus earned but untaken vacation, subject to reduction in order to avoid the payment of an "excess parachute payment" as that term is defined in Section 280G of the Code. If Mr. Tremain's employment is terminated for cause (as defined in the agreement), Mr. Tremain is entitled to receive only his salary payable through the effective date of termination. Upon any termination of the Employment Agreement other than a termination by Mr. Tremain or a termination by the Company for cause, the Company is obligated, if requested by Mr. Tremain, to purchase from Mr. Tremain any and all shares of Common Stock owned by Mr. Tremain at the date of termination for a price equal to the greater of Mr. Tremain's cost for such Common Stock or the fair market value on the date of termination. In the event Mr. Tremain resigns prior to the first anniversary of his Employment Agreement, the Company may require Mr. Tremain to sell the Company certain shares of Common Stock then held by him.

  Mr. McLean has an Employment Agreement with the Company providing for an annual salary of $250,000 and a term of 36 months beginning October 1, 1995 and containing a non-competition provision. This Employment Agreement has an automatic renewal feature which operates to insure that the term of the Employment Agreement is never less than 24 months, nor more than 36 months. If the Agreement is terminated by Buffton without cause or by Mr. McLean for "Good Reason" (as therein defined and hereafter summarized), Mr. McLean is entitled to receive a lump sum payment equal to the salary to be paid to him for the remaining balance of the Employment Agreement term plus accrued bonus and earned but untaken vacation. As used in the Employment Agreement, "Good Reason" means
(i) the election of a member of the Board without the approval of all Board members on October 1, 1995, (ii) an adverse change in Mr. McLean's status or position as an executive of the Company, (iii) the taking of any action by the Company that would substantially diminish the aggregate projected value of Mr. McLean's awards under the Company's bonus, stock bonus or management incentive plans or (iv) the taking of any action by the Company that would substantially diminish the aggregate value of the benefits provided to Mr. McLean by the Company under health, dental, accident, disability, life insurance or retirement plans. Mr. McLean also has a Change in Control Agreement, with the same term as his Employment Agreement,which provides that if Mr. McLean's employment with the Company is terminated within two years following a Change in Control of the Company, unless such termination is because of his death or disability or by the Company for cause, Mr. McLean shall be entitled to receive a lump sum payment equal to three times his base amount (as that term is defined in Section 280G of the Code), subject to reduction in order to avoid the payment of an "excess parachute payment" as that term is defined in Section 280G of the Code.

  Mr. Mathot has an Employment Agreement with the Company providing for an annual salary of $150,000 and an indefinite term beginning April 11, 1997 and containing a non-competition provision. This Employment Agreement may be terminated on 60 days notice without cause, with a lump sum severance payment of $150,000 plus accrued bonuses and earned but untaken vacation payable by Buffton. In the event of permanent disability or death, Mr. Mathot is entitled to the same payment as if it had been a termination without cause. If Mr. Mathot's employment with the Company is voluntarily terminated by Mr. Mathot or is terminated by the Company without cause within 24 months after a Change in Control of the Company, Mr. Mathot shall be entitled to receive a lump sum payment equal to $450,000 plus earned but untaken vacation, subject to reduction in order to avoid the payment of an "excess parachute payment" as that term is defined in Section 280G of the Code. If Mr. Mathot's employment is terminated for cause (as defined in the agreement), Mr. Mathot is entitled to receive only his salary payable through the effective date of termination. Upon any termination of the Employment Agreement other than a termination by Mr. Mathot or a termination by the Company for cause, the Company is obligated, if requested by Mr. Mathot, to purchase from Mr. Mathot any and all shares of stock of the Company owned by Mr. Mathot at the date of termination for a price equal to the greater of Mr. Mathot's cost for such stock or the fair market value on the date of termination. In the event Mr. Mathot resigns prior to the first anniversary of his Employment Agreement, the Company may require Mr. Mathot to sell the Company certain shares of Common Stock then held by him.

  Mr. Rogers has an Employment Agreement with CTI providing for an annual salary of $175,000 and a term of 36 months beginning June 1, 1995 and containing a non-competition provision. This Employment Agreement has an automatic renewal feature which operates to insure that the term of the Employment Agreement is never less than 24 months, nor more than 36 months. Mr. Rogers' Employment Agreement also provides that if Mr. Rogers' employment with CTI is terminated within 24 months after a Change in Control of the Company, unless such termination is because of his death or disability or by CTI for cause, Mr. Rogers shall be entitled to receive a lump sum payment equal to three times his base amount as that term is defined in Section 280G of the Code, subject to reduction in order to avoid the payment of an "excess parachute payment" as that term is defined in Section 280G of the Code. Upon the completion of the Proposed Sale, Mr. Rogers' existing employment agreement with CTI will be terminated without further liability or payment by the Company or CTI. See "Proposal No. 2-The Proposed Sale-Interests of Certain Persons in the Proposed Sale."

  Mr. Korman has an Employment Agreement with the Company providing for an annual salary of $125,000, with a term of 12 months beginning August 1, 1995. This Employment Agreement has an automatic renewal feature which operates to insure that the term of the Employment Agreement is always 12 months. Mr. Korman's Employment Agreement also has a change in control provision which provides that if Mr. Korman's employment with the Company is terminated within 24 months following a Change in Control of the Company, unless such termination is because of his death or disability, or by the Company for cause, Mr. Korman shall be entitled to receive a lump sum payment equal to his salary for the remaining balance of his employment term.

  Mr. Hillyer has an Employment Agreement with BFX Hospitality Group, Inc. providing for an annual salary of $156,000, with a term beginning April 10, 1997 and ending December 31, 1998. Mr. Hillyer's Employment Agreement contains a non-competition provision. In addition, Mr. Hillyer is to receive additional compensation of $50,000 for each of the first three Cabo units he designs and constructs on behalf of the Company following the original Cabo unit at Shepherd Plaza in Houston, Texas. Mr. Hillyer will also receive additional compensation in connection with his work in developing with the Company additional food service concepts.

  Mr. Milan has an Employment Agreement with BFX Hospitality Group, Inc. ("BFX Hospitality") providing for an annual salary of $100,000 with a term of 12 months beginning October 1, 1996. Mr. Milan's Employment Agreement contains a non-competition provision and also has a change in control provision which provides that, as long as at least 51% or more of the stock of BFX Hospitality is owned by the Company, if Mr. Milan's employment with BFX Hospitality is terminated voluntarily by Mr. Milan, or by BFX Hospitality without cause, within 24 months following a Change in Control of the Company, Mr. Milan shall be entitled to receive an amount equal to his base amount as that term is defined in Section 280G of the Code, subject to reduction in order to avoid the payment of an "excess parachute payment" as that term is defined in Section 280G of the Code.

  Mr. Kearney has an Employment Agreement with BFX Hospitality Group, Inc. ("BFX Hospitality") providing for an annual salary of $60,000, with a term of 12 months beginning October 1, 1996. Mr. Kearney's Employment Agreement contains a non-competition provision and also has a change in control provision which provides that, as long as at least 51% or more of the stock of BFX Hospitality is owned by the Company, if Mr. Kearney's employment with BFX Hospitality is terminated voluntarily by Mr. Kearney, or by BFX Hospitality without cause, within 24 months following a Change in Control of the Company, Mr. Kearney shall be entitled to receive an amount equal to his base amount as that term is defined in Section 280G of the Code, subject to reduction in order to avoid the payment of an "excess parachute payment" as that term is defined in Section 280G of the Code.

  For purposes of the Employment Agreements and the Change in Control Agreement referred to immediately above, a "Change in Control" is defined as having occurred upon any of the following events (unless the Continuing Board of Directors of Company (as hereinafter defined) determines that the happening of any of the following events in a particular case should not be deemed a Change in Control):

     (i) the acquisition directly or indirectly, by any person (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than the Company, any of its subsidiaries or any employee benefit plan maintained by Company or any such subsidiary, of beneficial ownership of securities of Company representing fifteen percent (15%) or more of the combined voting power of Company's then outstanding securities (with the terms used herein and in Sections 13(d) and/or 14(d) of the Exchange Act having the meanings of such terms in such Sections);

     (ii) if the stockholders of Company approve a merger of consolidation, a sale or disposition of all or substantially all of Company's assets or a plan of liquidation or dissolution of Company;

     (iii) the election during any period of twenty-four (24) months or less of a member or members of Company's Board without the approval of the election or nomination for election of such new member or members by a majority of the members of the Board who were members at the beginning of the period, or members of the Board thereafter recommended to succeed such original members (or their successors) by a majority of the members of the Board who were members at the beginning of the period (or their successors); or

     (iv) any person (as such term is used in Section 13(d) and 14(d) of the Exchange Act) other than Company, any of its subsidiaries or any employee benefit plan maintained by Company or any such subsidiary, makes a tender or exchange offer for any shares of Company's outstanding voting securities at any point in time, pursuant to which any such shares are purchased.

  The "Continuing Board of Directors of Company" shall mean (i) the members of Company's Board of Directors in office immediately prior to the Change in Control, excluding any who initiate a Change in Control or are affiliated with one who initiates a Change in Control, and (ii) any subsequent directors who may be selected, nominated or approved by a majority of the other Continuing Board of Directors of Company. The Board has determined, for purposes of the Change in Control provisions described above, that the completion of the Proposed Sale will not constitute a "Change in Control."

STOCK PRICE PERFORMANCE

  The following table compares the total shareholder returns over the last five years to the American Stock Exchange Market Value Index and the Multi Industry Group Index. The Company is listed on the American Stock Exchange and has multiple industries. The shareholder return shown below is not necessarily indicative of future performance.


                     COMPARISON OF CUMULATIVE TOTAL RETURN
                  OF COMPANY, INDUSTRY INDEX AND BROAD MARKET












                       [PERFORMANCE CHART APPEARS HERE]













                                      FISCAL YEAR ENDING
                         ----------------------------------------------
COMPANY                   1991    1992    1993    1994    1995    1996
-------                  ------  ------  ------  ------  ------  ------
BUFFTON CORP               100    72.22  111.11  144.44  183.33  200.00
INDUSTRY INDEX             100   109.99  136.00  136.44  169.35  211.10
BROAD MARKET               100   104.36  122.51  124.86  150.45  156.58


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the American Stock Exchange. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during fiscal 1996 all filing requirements were complied with by its officers, directors and greater than ten-percent beneficial owners.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

  In March 1997, Messrs. McLean, Rogers and Korman exercised outstanding stock options to purchase 500,000 shares at $774,000, 150,000 shares at $247,000 and 110,000 shares at $169,400, respectively. Pursuant to the terms of their stock option agreements, each paid the purchase price by executing a promissory note in the principal amount of the respective purchase price payable one year from date of exercise and bearing interest of 8% per annum, both principal and interest payable at maturity.

  Pursuant to the terms of a Letter Agreement dated February 2, 1995, in the event Current Technology, Inc. ("CTI") is sold while Mr. Rogers is still employed by CTI, Mr. Rogers is entitled to receive a sum equal to 25% of the purchase price for CTI in excess of book value of CTI, not to exceed the sum of $500,000. If the Proposed Sale is completed as described in the Purchase Agreement, Mr. Rogers will receive from Buffton the sum of $500,000 pursuant to this Letter Agreement. In addition, if the Proposed Sale closes Mr. Rogers will receive a payment of $250,000 from the Company pursuant to the terms of a Letter Agreement dated February 14, 1997, as consideration for agreeing to include noncompetition and nondisclosure provisions in his employment agreement with Danaher-CTI. Mr. Rogers has, by an amendment dated February 19, 1997 to his Non-Qualified Stock Option Agreement, also agreed to relinquish his right to exchange all or a portion of his stock options for stock options in subsidiaries of the Company, including CTI. See "The Proposed Sale -- Interests of Certain Persons in the Proposed Sale."

  The law firm of Bryan Cave LLP provides certain legal services to the Company. John M. Edgar, a director of the Company, is a managing partner of Bryan Cave LLP.

  Pursuant to the terms of their respective Non-Qualified Stock Option Agreements, Robert H. McLean and Robert Korman each had the right to exchange all or a portion of their stock options in the Company for stock options in subsidiaries of the Company, including CTI. Messrs. McLean and Korman each voluntarily agreed to relinquish their respective rights without compensation and executed amendments dated February 19, 1997, to their respective Non-Qualified Stock Option Agreements which deleted the provisions granting them such rights.

  On April 11, 1997 the Company acquired from Alan Tremain, O.B.E., and Jean-Claude Mathot all of the outstanding stock of Hotels of Distinction, Inc. in exchange for 300,000 shares of the Company's common stock, of which 180,000 shares were issued to Mr. Tremain and 120,000 shares were issued to Jean-Claude Mathot. In connection with the transaction Non-Qualified Stock Option Agreements were entered into with Mr. Tremain and Mr. Mathot, each agreement granting options covering 250,000 shares of the Common Stock at an exercise price of $3.00 per share, approximately $.25 per share in excess of the fair market value at the date of grant. The options are fully vested and must be exercised, if at all, within five years of the date of grant. The options terminate upon termination of employment by the employee or a termination by the Company for cause.

                               SECURITY OWNERSHIP

  The following table sets forth information as of April 14, 1997 (except as noted), regarding the beneficial ownership (as defined by the SEC) of Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock; (ii) each director of the Company; (iii) each executive officer of the Company named in the Executive Compensation Table (see "Executive Compensation"); and (iv) all directors and executive officers of the Company as a group. Except as otherwise noted, each named beneficial owner has sole voting and investment power with respect to the shares owned.

      Name and Address            Amount and Nature of         Percent
  of Beneficial Owner (1)       Beneficial Ownership (2)      of Class
----------------------------  ----------------------------  -------------
Lindner Mutual Funds                     892,000(3)            11.56%
7711 Carondelet Avenue
Suite 700
St. Louis, Missouri 63105

Steel Partners II, L.P.                  655,300(4)             8.50%
750 Lexington Avenue
27th Floor
New York, New York
10022

Robert H. McLean                         619,831(5)             8.04%

James Hillyer                            500,000(6)             6.36%(7)

Alan Tremain, O.B.E.                     430,000(8)             5.40%(9)

Jean-Claude Mathot                       385,000(10)            4.83%(11)

Walter D. Rogers, Jr.                    202,225(12)            2.62%

H. T. Hunnewell                          133,151                1.73%

Bruno V. D'Agostino                       55,000                0.71%

Hampton Hodges                            48,000                0.62%

Russell J. Sarno                          22,614                0.29%

John M. Edgar                             15,040                0.19%

Robert Korman                            122,354(13)            1.59%

Frank J. Milan                            41,000(14)            0.53%(15)

Terry Kearney                             25,000(16)            0.32%(17)

All current Directors and              2,599,215(18)           31.02%(19)
   Officers as a group (13
   in number)
-----------------------

  (1) Unless otherwise indicated, the address of the security holders named above is: 226 Bailey Avenue, Suite 101, Fort Worth, Texas 76107-1220.

  (2) Shares are deemed to be "beneficially owned" by a person if such person, directly or indirectly, has or shares (i) the voting power thereof, including the power to vote or to direct the voting of such shares, or (ii) the investment power with respect thereto, including the power to dispose or direct the disposition of such shares. In addition, a person is deemed to beneficially own any shares as to which such person has the right to acquire beneficial ownership within 60 days. The number of shares shown represents sole voting and investment power except as otherwise indicated in the footnotes below.

  (3) The share ownership indicated appears on a listing as of March 21, 1997 of non-objecting beneficial owners of Common Stock prepared by ADP Proxy Services, Inc. The Company understands that Ryback Management Corporation is the investment advisor for Lindner Mutual Funds.

  (4) The share ownership indicated appears in Amendment No. 5 to the Schedule 13D of Steel Partners II, L.P. and Warren G. Lichtenstein dated January 21, 1997.

  (5) This figure includes 4,831 shares owned by the Company's Employee Stock Ownership Plan which are voted by Mr. McLean pursuant to such plan and 15,000 shares held in a trust of which Mr. McLean is the trustee.

  (6) This figure includes 350,000 shares of Common Stock owned beneficially by Mr. Hillyer and other family members through Bermuda Trust (Cook Islands) Limited, as trustee of The Hillyer Family Trust, and 150,000 shares of Common Stock issuable to Mr. Hillyer pursuant to non-qualified stock options which are currently exercisable.

  (7) This percentage is calculated including the 150,000 shares covered by the stock options owned by Mr. Hillyer.

  (8) This figure includes 250,000 shares of Common Stock issuable to Mr. Tremain pursuant to non-qualified stock options which are currently exercisable.

  (9) This percentage is calculated including the 250,000 shares covered by stock options owned by Mr. Tremain.

  (10)This figure includes 250,000 shares of Common Stock issuable to Mr. Mathot pursuant to non-qualified stock options which are currently exercisable.

  (11)This percentage is calculated including the 250,000 shares covered by stock options owned by Mr. Mathot.

  (12)This figure includes 2,125 shares which are owned by the Employee Stock Ownership Plan and are voted by Mr. Rogers pursuant to the plan.

  (13)This figure includes 2,354 shares which are owned by the Employee Stock Ownership Plan and are voted by Mr. Korman pursuant to the plan.

  (14)This figure includes 11,000 shares issuable to Mr. Milan pursuant to employee incentive stock options which are currently exercisable.

  (15)This percentage is calculated including the 11,000 shares covered by the stock options owned by Mr. Milan.

  (16)This figure includes 5,000 shares issuable to Mr. Kearney pursuant to employee incentive stock options which are currently exercisable.

  (17)This percentage is calculated including the 5,000 shares covered by the stock options owned by Mr. Kearney.

  (18)This figure includes the 666,000 shares of the Common Stock issuable pursuant to the non-qualified stock options described in notes 6, 8, 10, 14 and 16 hereinabove.

  (19)This percentage is calculated including the 666,000 shares of the Common Stock issuable pursuant to the stock options described in notes 6, 8, 10, 14 and 16 hereinabove, and all percentages are rounded to the nearest one-hundredth of a percent.

  No written or oral agreement or other arrangement exists between any of the above-named individuals or companies and the Company regarding the manner in which the shares of Common Stock owned by each will be voted on any issue or policy affecting the Company.

                       PROPOSAL NO. 2 - THE PROPOSED SALE


GENERAL

  Subject to stockholder approval, the Company, as the indirect owner of all issued and outstanding capital stock of CTI, has approved the sale of substantially all of the assets of CTI (the "CTI Assets") to Danaher-CTI pursuant to the terms and conditions set forth in the Purchase Agreement. See "The Purchase Agreement."

  The consideration to be received by CTI for the sale of the CTI Assets to Danaher-CTI consists of (i) a cash payment of $25,500,000 payable at the closing of the transaction (subject to an adjustment equal to the amount that the Net Tangible Assets (as defined in the Purchase Agreement) is less than or more than $2,500,000) and (ii) the assumption by Danaher-CTI of certain specified liabilities of CTI. See "The Purchase Agreement."

REASONS FOR PROPOSED SALE

  For the past several years, the Company's goals and objectives have been as follows: (a) to pay off bank debt; (b) to divest itself of its varied manufacturing operations so that going forward it would not be a mini-conglomerate; and (c) to redeploy the Company's assets into a single industry.

  The sale of the assets of CTI will allow the Company to satisfy its goals and objectives and focus on the Hospitality Group as its primary industry. Although the Company had no plans to sell CTI in the 1996 fiscal year, the Company received an unsolicited expression of interest to acquire the assets of CTI for $23,000,000. This opportunity to sell the assets of CTI at a price deemed very favorable by the Company accelerated the Company's decision to consider a possible sale of CTI as being timely. Subsequently, the Company received an offer from Danaher Corporation to acquire the assets of CTI for $25,500,000, resulting in the Company executing the Purchase Agreement on February 14, 1997.

THE COMPANY

  Buffton Corporation is presently a holding company operating through wholly owned subsidiaries in two principal business segments: Hospitality Group and Electrical Products. The Hospitality Group is conducted through BFX Hospitality Group, Inc. and its subsidiaries and Electrical Products is conducted through Current Technology, Inc. Financial information concerning the Company's industry segments is included in Note 11 of the Consolidated Financial Statements of the Company included in the Company's 1996 Annual Report on Form 10-K/A previously filed with the Securities and Exchange Commission, a copy of which accompanies this Proxy Statement. If the Proposed Sale is approved by the stockholders and the sale of the CTI Assets to Danaher-CTI is consummated, the Company will no longer operate in the Electrical Products business segment and will focus on its Hospitality Group business.

  BFX Hospitality Group, Inc.

  BFX Hospitality Group, Inc. ("BFX") owns and operates food service, lodging and entertainment concepts in Texas and Louisiana, through three wholly owned subsidiaries, American Food Classics, Inc., Hotels of Distinction, Inc. and BFX-LA, Inc. d/b/a Bourbon Street Hospitality.

  American Food Classics, Inc. ("AFC") was organized in 1992 to develop, own and operate food service concepts that, once proven, can be expanded to multiple locations throughout the United States as well as internationally. AFC presently owns and operates Cabo, The Original "Mix Mex" Grill ("Cabo"), opened in December 1994 in Houston, Texas, offering fish tacos, habanero shrimp and other Mexican food with Central and South American influences. Cabo was acquired by AFC in January 1996. Cabo is a yuppie taqueria with a distinctive "diner look" decor. A second Cabo unit is under construction in leased space in the downtown Houston historical district and is expected to open during the fourth quarter of fiscal 1997. Space for a third Cabo unit has been contracted for in downtown Fort Worth's Sundance Square. Locations for additional new Cabo units are presently being sought in Fort Lauderdale and Miami, Florida as well as Austin and Dallas, Texas.

  AFC also owns and operates Lucile's, A Stateside Bistro ("Lucile's"), opened in April 1993, in Fort Worth, Texas, offering a variety of menu items centered around classic regional American dishes. Lucile's decor is a warm, comfortable, traditional atmosphere. AFC will look to replicate Lucile's as a destination food service concept in neighborhood locations as well as certain hotel properties.

  Hotels of Distinction, Inc. ("HOD") is a hotel management company founded in 1974 by Alan Tremain, O.B.E. Since its establishment HOD has managed numerous hotel properties throughout the United States, Canada and the Caribbean including notably The Copley Plaza Hotel in Boston, The Le Grand in Montreal, the Back Bay Hilton in Boston and The Cotton Bay Club in The Bahamas. HOD was acquired by the Company in April 1997.

  HOD presently owns and operates the Stockyards Hotel which was acquired by the Company in January 1996. The Stockyards Hotel is located in the historic Northside of Fort Worth, Texas and offers guests 52 uniquely designed sleeping rooms that reflect the Old West of the early 1900's, over 3,500 square feet of meeting space and full service catering for corporate meetings, wedding receptions and family reunions. Sweetwaters, Live Hickory Wood Grill, a 5,000 square foot steakhouse concept is under construction in the hotel's first floor space and scheduled to open in September 1997.

  Bourbon Street Hospitality ("BSH") owns and operates Cat's Meow, an entertainment facility at 701 Bourbon Street in New Orleans, Louisiana. Cat's Meow was opened in 1989 and was acquired by BSH in January 1994. Cat's Meow is housed in an historic French Quarter Building with approximately 3,000 square feet. The building has a courtyard and second floor balcony. Cat's Meow has attracted nationwide popularity and is considered one of the highest grossing facilities per square foot in the United States. Entertainment features highly produced karoake and includes MC's and DJ's with a variety of music.

  Current Technology, Inc.

  Current Technology, Inc. ("CTI"), located in Irving, Texas, was acquired by the Company in January 1989. CTI designs, manufactures and markets electronic filter/surge suppression products (TVSS), power supply/power conversion products and custom power distribution systems. The TVSS products are designed to reduce the adverse effects of electrical disturbances on sensitive solid state electronics such as computer-based systems, point-of-sale systems, medical imaging equipment (MRI/CAT), robotics, telecommunication equipment, industrial control systems and other applications. These products are sold nationally through established channels of distribution, utilizing the services of independent sales representatives with specific geographic responsibility and distributors. CTI also relies upon the services of a select group of international distributors in a limited number of foreign markets. The primary markets served are the medical, factory automation, data processing/office automation and telecommunication industries.

BUSINESS ACTIVITIES FOLLOWING SALE

  The Company believes opportunities for growth exist for AFC in several key food service segments in the United States markets, as well as with American food and beverage concepts in international markets. AFC intends to focus its attention initially on the Mexican food segment and expand its recently acquired Cabo concept by establishing multiple locations throughout the United States and overseas in order to exploit the exploding growth of Mexican cuisine, both nationally and internationally, and create other Mexican food and beverage concepts encompassing high quality food with perceived value, "new look" environments and unique food presentations to create a dining and entertainment experience specifically targeted at contemporary trends. In addition to AFC's primary focus on Cabo and the Mexican food segment of the food service industry, AFC is developing concepts for other key food service segments in the US market to assure future growth and provide sound diversification for the Company.

  HOD is pursuing the purchase of business-oriented hotel properties (with health and spa facilities and corporate conference capability) in attractive secondary markets across the United States. In addition HOD will seek to acquire small unique properties with 100 rooms or less in niche markets. Properties will be sought that offer HOD the opportunity to increase value through capable hotel management and quality food and beverage operations. Hotel properties that can be positively influenced by the addition of a destination food service operation with its own identity will be of particular interest. HOD will also pursue management contracts on individual properties as well as on portfolios of properties owned by pension funds or institutions.

OPINION OF FINANCIAL ADVISOR

  General

  The Company retained Southwest Securities to render an opinion to the Board as to the fairness to the Company, from a financial point of view, of the consideration to be received by CTI in connection with the Proposed Sale. Southwest Securities delivered an opinion to the Board to the effect that, as of February 17, 1997, and based upon and subject to stated assumptions, the consideration to be received by CTI in the Proposed Sale is fair, from a financial point of view, to the Company (the "Southwest Opinion"). A copy of the Southwest Opinion, which sets forth the assumptions, factors and considerations, matters considered, procedures followed and the limitations on, the review undertaken by Southwest Securities, is included in this Proxy Statement as Appendix III. The summary of the Southwest Opinion set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion. STOCKHOLDERS OF BUFFTON ARE URGED TO, AND SHOULD, READ THE SOUTHWEST OPINION IN ITS ENTIRETY.

  The Company selected Southwest Securities based on the firm's qualifications, expertise and familiarity with Buffton and CTI. As part of its investment banking business, Southwest Securities is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, dispositions, negotiated underwritings, secondary distributions of securities, private placements, corporate planning and other purposes. In the ordinary course of business, Southwest Securities may actively trade the securities of Buffton for its own account and the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities. For its financial advisory services in connection with the Proposed Sale, Buffton paid Southwest Securities a total of $90,000. Buffton also agreed to reimburse Southwest Securities for its out-of-pocket expenses, which were $7,293 as of February 21, 1997, and to indemnify Southwest Securities and certain related persons against certain liabilities, including liabilities under securities laws, arising out of its engagement.

  In arriving at the Southwest Opinion, Southwest Securities, among other things: (i) reviewed the Purchase Agreement; (ii) reviewed Buffton's Annual Reports to Stockholders, Annual Reports on Form 10-K and related financial information for each of the fiscal years in the five year period ended September 30, 1996, and certain other financial and operating data made available by Buffton and from published sources which it deemed relevant; (iii) reviewed certain internal financial and operating information (including financial projections and a business plan prepared by the management of Buffton and CTI);
(iv) discussed with the senior management of Buffton and CTI their business, operations, assets, financial condition and future prospects and their views as to the potential benefits and implications of the Proposed Sale vis-a-vis Buffton's corporate strategy; (v) reviewed the terms, to the extent publicly available, of certain comparable acquisition transactions, (vi) compared CTI from a financial point of view with certain other comparable publicly traded companies; (vii) reviewed all public announcements made by Buffton in the prior nine months; and (viii) performed such other analyses, inquiries and examinations and considered such other factors as it deemed appropriate.

  Southwest Securities, for the purposes of rendering its opinion, is an independent third party investment banking firm. No part of the compensation paid by the Company to Southwest Securities is contingent upon its conclusion regarding valuation or financial fairness. Southwest Securities has previously served as financial advisor to Buffton in connection with the 1992 sale of B&D Instruments and Avionics, Inc., a wholly owned subsidiary of Buffton, and as managing underwriter for Buffton's initial public offering in 1981.

  The Southwest Opinion is directed only to the fairness of the Proposed Sale to Buffton from a financial point of view, and does not constitute a recommendation to any Buffton stockholder as to how such stockholder should vote at the Annual Meeting. The Purchase Price was determined by the Company and Danaher and was approved by the Board. Southwest Securities did not provide advice to Buffton during the negotiation of the Purchase Price or other aspects of the Proposed Sale, nor did

Southwest Securities make a recommendation with respect to what the Purchase Price should be or the range within which the Purchase Price should fall.

  In preparing the Southwest Opinion, Southwest Securities relied upon the accuracy and completeness of all information supplied or otherwise made available to it by CTI and Buffton, and Southwest Securities did not independently verify such information or undertake an independent appraisal of the assets or the liabilities, contingent or otherwise, of CTI. Southwest Securities did not visit any of the facilities of CTI.

  With respect to the financial forecasts furnished by CTI, Southwest Securities assumed that they were reasonably prepared and reflected the best currently available estimates and judgments of CTI's management as to the expected future financial performance of CTI on a stand-alone basis.

  The following is a summary of the analyses performed by Southwest Securities in connection with the Southwest Opinion. In connection with the Southwest Opinion, Southwest performed certain procedures, including each of the financial analyses described below, to support its analyses made in connection with the delivery of its opinion, and reviewed with the management of Buffton and CTI the financial information on which such analyses were based.

  In arriving at the Southwest Opinion, the primary focus of Southwest Securities was on earnings, cash flow and comparable analysis, i.e., comparing CTI's performance with selected public companies and selected corporate acquisitions. Because CTI is not in a tangible asset intensive business, less weight was given to CTI's net worth (book value) and hard asset value (although such factors were still considered because the Proposed Sale is a cash sale).

  Analyses of publicly traded comparable companies, comparable merger and acquisition transactions, and discounted cash flows were collectively weighted at 60%, with equal weight given to the following four sub-categories: (i) the average of total capital to EBITDA (defined as earnings before interest, taxes, depreciation and amortization) and latest price to earnings multiples of industry comparables (adjustments were made for control premiums and marketability discounts), producing a value of $36.3 million for the business being sold; (ii) price to earnings multiples of comparable public companies using four year averages (adjustments were made for control premiums and marketability discounts), producing a value of $31.9 million; (iii) multiples of comparable merger and acquisition transactions using an average of price to sales, price to earnings and price to book value multiples, producing a value of $23.7 million; and (iv) discounted cash flow analysis in which the future expected cash flows shown in CTI's projections were discounted at a rate that, in the opinion of Southwest Securities, reflects the inherent risk and is reflective of a potential buyer's hurdle rate, producing a value of $29.0 million. Price to book value multiples of industry comparables were weighted 40% (adjustments were made for control premiums and marketability discounts), producing a value of $6.7 million.

  Analysis of Market Comparables

  Southwest Securities compared certain historical and projected financial data of CTI with historical and projected financial data of seven companies deemed by Southwest Securities to be reasonably similar to CTI: American Power Conversion, EFI Electronics Corp., Exide Electronics, Powell Industries, SL Industries, TII Industries, and WPI Group (collectively, the "Comparable Companies").

  Southwest Securities calculated a minimum, maximum, and average equity value using the Comparable Company multiples. The multiples used in this analysis include: (i) total capital to trailing twelve months ("TTM") EBITDA, (ii) price to TTM earnings, (iii) price to four-year average earnings and (iv) price to book value. Total capital is defined as the market value of equity plus total debt. A control premium and a marketability discount were applied to these ratios. Control premiums are applied when one company purchases a majority of the equity ownership of another company. Marketability discounts are applied when the acquired company, CTI in this case, is not a publicly traded company. Although Buffton is publicly traded, there is no separate market for trading CTI stock. The discount accounts for the lack of marketability and liquidity of CTI's shares. A control premium of 31% and a marketability discount of 35% were used. The figures are based on studies performed by independent organizations and are derived from industry-specific data.

  No company selected for use in the Analysis of Market Comparables is identical to CTI. Accordingly, an analysis of the results of such comparison is not purely mathematical; rather, it involves complex considerations and judgments concerning differences in historical financial and operating characteristics of the Comparable Companies and other factors that could affect the public trading value of the comparable companies or company to which CTI is being compared.

  Comparable M & A Transactions

  Southwest Securities looked at six similar merger and acquisition transactions occurring over the past two years. The transactions involve companies who provide power management and control devices, including some companies which compete directly with CTI. Southwest Securities calculated average values using the minimum, maximum and average of the following multiples: (i) price to TTM sales, (ii) price to TTM earnings, and (iii) price to TTM book value. The multiples are based on the purchase prices paid by the acquiror; no control premiums were used since the purchase prices include control premiums.

  Discounted Cash Flow Analysis

  Southwest Securities calculated ranges of equity values for CTI based upon the value, discounted to present, of its seven-year stream (1997-2003) of projected free cash flow and a terminal value based upon a multiple (capitalization rate) of free cash flow in year 2003. The value ranges were calculated by using a range of capitalization rates applied to the terminal value and a separate range of discount rates. Southwest Securities utilized projections provided by CTI through the year 1999; the remaining projections were extrapolated to 2003 by applying CTI's 1997-9 average sales growth rate, CTI's 1999 gross margin of approximately 65%, an EBITDA margin of approximately 27% and an assumed tax rate of 38% (assumed for all projected years). Southwest used a discount rate of 20% reflecting the inherent risk for a buyer and a terminal value based upon stabilized cash flow capitalized at 20%.

  Weighting of Factors

  Southwest Securities placed 60% of the emphasis of its analysis on the "earnings" factors: market comparable analysis (averaging the total capital to EBITDA multiples, price to earnings multiples and the price to four-year average earnings multiples), comparable merger and acquisition transaction analysis, and discounted cash flow analysis. Each of these four factors was given 15% weight in determining the overall value of CTI. The price to book value multiple was weighted 40% in Southwest's analysis. After adding all the factors together at their respective weighted averages, the overall weighted average value of CTI was determined to be $20.9 million.

  The summary set forth above does not purport to be a complete description of the analyses performed by Southwest Securities. In arriving at the Southwest Opinion, Southwest Securities performed a variety of financial analyses, the material portions of which are summarized above. In addition, Southwest Securities believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all such analyses and factors, could create a misleading view of the process underlying its opinion. In performing its analyses, Southwest Securities made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of CTI. Any estimates incorporated in the analyses performed by Southwest Securities are not necessarily indicative of actual past or future results or values, which may be significantly more or less favorable than such estimates. In addition, analyses relating to the value of businesses or assets do not purport to be appraisals or to reflect the prices at which such businesses or assets may actually be sold. Because such estimates are inherently subject to uncertainty, neither Southwest Securities, Buffton, CTI nor any other person assumes responsibility for their accuracy. The preparation of a fairness opinion is a complex process not necessarily susceptible to partial or summary description.

RECOMMENDATION OF THE BOARD OF DIRECTORS

  THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED SALE IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS HAS APPROVED THE PROPOSED SALE AND RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED SALE.

  In reaching its conclusion, the Board considered a number of factors, including the following:

     (i) information concerning the financial performance, business operations, and prospects of CTI, and while the financial performance and business operations of CTI have been attractive over the past several years, the Board has concerns regarding the ability of small power conditioning companies with limited resources and product development capability, such as CTI, to sustain long term internal growth in a competitive, maturing market or to achieve external growth through acquisitions because of a lack of sufficient capital;

     (ii) information concerning the financial performance, business operations and prospects of the Hospitality Group summarized below;

     (iii)  the Company's goals and future business plans;

     (iv) the price and terms of the Proposed Sale, as reflected in the Purchase Agreement;

     (v) the advantages and disadvantages of selling the CTI assets in a negotiated, arms-length transaction with a single bidder without conducting an auction, which advantages included no investment banker's fee, the avoidance of instability among employees and manufacturers' representatives, the generally shorter time needed to effect a negotiated transaction and the presence of an industry buyer that could effect the Proposed Sale without a financing contingency and which principal disadvantage was knowing whether the highest price was obtained which was offset by the existence of a previous offer and a previous fairness opinion at a lower price;

     (vi) the opinion of Southwest Securities to the Board that, subject to the matters set forth therein, the consideration to be received by CTI in connection with the Proposed Sale is fair, from a financial point of view, to the Company;

     (vii)the fact that three of the five approaches to valuation, described on page 20 herein, used by Southwest Securities in arriving at its opinion resulted in valuations in excess of the $25,500,000 purchase price, which approaches were based upon price to earnings multiples and projected cash flows (the average of total capital to EBITDA method producing a value of $36.3 million, the price to earnings multiple method producing a value of $31.9 million and the discounted cash flow method producing a value of $29.0 million), would not be considered controlling factors by the Board since the Board has concerns, as referenced in (i) above, regarding the ability of CTI to sustain long-term internal growth in a competitive, maturing market or to achieve external growth through acquisitions because of a lack of sufficient capital and as a result the Board should not give substantial weight to valuations of CTI based upon price to earnings multiples or CTI's projected cash flows;

     (viii)the existence of an offer from a different bidder at a purchase price which was $2,500,000 less than the purchase price in the Proposed Sale; and

     (ix) the effect of the Proposed Sale on the stockholders of the Company, which included the Company having a net worth of approximately $31,000,000 in the aggregate, the Company having approximately $19,500,000 in cash after taxes and expenses and the Company being able to focus on the hospitality industry.

  The Company's involvement in the hospitality industry began in 1992 and has grown internally as well as by acquisition since that time. Due to the small size of the Hospitality Group, significant start-up costs required to develop food service concepts and the high cost of acquiring talented management to position the Hospitality Group for future growth it was difficult to show profits. As the Hospitality operations have grown, revenues and cash flow (operating profit plus depreciation and amortization), at the operating level and before corporate expenses, have increased. See Note 11 to the Consolidated Financial Statements included in the Company's 1996 Form 10-K/A. However, on a proforma basis, without CIT, the Company would have shown losses from continuing operations of $300,000 and

$230,000 for the three months ended December 31, 1996 and 1995, respectively, and losses from continuing operations of $921,000, $156,000 and $450,000 for the years ending September 30, 1996, 1995 and 1994, respectively. See pro forma financial data beginning on page 31.

  The Company's business plan calls for expansion of AFC and HOD, which the Company believes will result in strong earnings growth as management overheads are more efficiently absorbed. AFC has undertaken a significant expansion program for Cabo. The cost to construct and open the first Cabo unit, located in Shepherd Plaza, Houston, Texas, was approximately $525,000 and for the year ended December 31, 1996 it generated approximately $450,000 in cash flow. HOD is actively pursuing management contracts and hotel properties consistent with those targeted in its business plan.

  The foregoing discussion of the information and factors considered by the Board is not intended to be exhaustive, but includes all material factors considered by the Board. The Board did not attempt to quantify or otherwise assign relative weights to the specific factors it considered or determine that any factor was of particular importance. A determination of various weightings would, in the view of the Board, be impractical. Rather, the Board viewed its position and recommendations as being based on the totality of the information presented to, and considered by, the Board. In addition, individual members of the Board may have given different weight to different factors. The Board has reserved the right to consider unsolicited offers to the extent it deems appropriate to satisfy its duties to the stockholders.

  Because of his interest in the Proposed Sale, Mr. Rogers abstained from voting thereon. See "--Interests of Certain Persons in the Proposed Sale." All other directors of the Company voted in favor of the Proposed Sale.

INTERESTS OF CERTAIN PERSONS IN THE PROPOSED SALE

  In considering the recommendation of the Board with respect to the Proposed Sale, stockholders should be aware that, in connection with the Proposed Sale,
(i) Mr. Walter D. Rogers, Jr., President and Chief Executive Officer of CTI and a director of the Company, and Danaher-CTI will enter into an employment agreement, pursuant to which Mr. Rogers will be paid a base salary of $175,000 and (ii) as consideration for agreeing to include noncompetition and nondisclosure provisions in his employment agreement with Danaher-CTI, the Company by Letter Agreement dated February 14, 1997, agreed to pay Mr. Rogers $250,000, in addition to the amount due to Mr. Rogers described in the following paragraph. Mr. Rogers has, by an amendment dated February 19, 1997 to his Non-Qualified Stock Option Agreement, also agreed to relinquish his right to exchange all or a portion of his stock options for stock options in subsidiaries of the Company, including CTI.

  Pursuant to the terms of a Letter Agreement dated February 2, 1995, in the event CTI is sold while Mr. Rogers is still employed by CTI, Mr. Rogers is entitled to receive a sum equal to 25% of the purchase price for CTI in excess of book value of CTI, not to exceed the sum of $500,000. If the Proposed Sale is completed as described in the Purchase Agreement, Mr. Rogers will receive from Buffton the sum of $500,000 pursuant to this Letter Agreement.

  Upon the completion of the Proposed Sale, Mr. Rogers' existing employment agreement, dated June 1, 1995, between CTI and Mr. Rogers, will be terminated without further liability or payment by CTI.

  Pursuant to the terms of their respective Non-qualified Stock Option Agreements, Robert H. McLean and Robert Korman each had the right to exchange all or a portion of their stock options in the Company for stock options in subsidiaries of the Company, including CTI. Messrs. McLean and Korman each voluntarily agreed to relinquish their respective rights without compensation and executed amendments dated February 19, 1997, to their respective Non-Qualified Stock Option Agreements which deleted the provisions granting them such rights.

  If the Proposed Sale is completed, the efforts of certain employees in connection with the Proposed Sale will be a factor considered by the Board should it consider awarding bonuses to certain employees for their contributions to the Company in the 1997 fiscal year. If approved by the Board, such bonuses could be cash or non-cash awards, or a combination thereof.

USE OF PROCEEDS

  The net proceeds from the Proposed Sale will be used by the Company for expansion of existing hospitality operations and facilities, including primarily the development and construction of new Cabo locations, for development and construction of new food service concepts, for the development and construction or acquisition of hotel properties, for working capital and for general corporate purposes including future acquisitions and joint ventures.

  The net proceeds from the Proposed Sale may be used by the Company to repay amounts outstanding under the mortgage loan executed in connection with the acquisition of the Stockyards Hotel of approximately $1.4 million dollars.

  The Company has recently reinstated its stock purchase program pursuant to Rule 10b-18 of the Exchange Act, which was suspended in September 1996.
Pursuant to this program, the Company had purchased from July, 1996, through September, 1996, an aggregate of 183,350 shares of the Company's common stock at an aggregate purchase price of $356,000. Pursuant to this stock purchase program, the Company will make purchases, which may include block purchases, from time to time when management considers market conditions to be favorable for such purchases, subject to demands made on the capital of the Company for general corporate purposes and compliance with applicable corporate and securities laws.

  The Environmental Protection Agency ("EPA") is considering revising the remedy selected in the Record of Decision ("ROD") issued with respect to the Company's Superfund site in Vestal, New York. This revised expedited remedy, if adopted by the EPA, would eliminate requirements of the existing ROD and would primarily include removing and treating contaminated soil, thereby significantly reducing the time period and cost for remediation. The proposed revisions to the ROD are to be published for public comment during the month of March, 1997. If the EPA amends the ROD and adopts the revised remediation treatment a portion of the net proceeds from the Proposed Sale will be used for the future costs and expenses of finalizing and implementing the remedy contained in the revised ROD which could range from $2,100,000 to $2,300,000. The Company would also expense, at the date of such amendment, the estimated future cost of implementing this alternative as well as all prior costs incurred associated with the implementation of the original ROD, which prior costs approximate $800,000 through December 31, 1996.

  Pending the ultimate application of the net proceeds, they may be invested in short-term, investment grade securities, certificates of deposit or direct or guaranteed obligations of the U.S. government, or a combination thereof.

REGULATORY APPROVALS

  Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the rules promulgated thereunder by the Federal Trade Commission ("FTC"), the Proposed Sale may not be consummated until notification has been given and certain information has been furnished to the FTC and the Antitrust Division of the Department of Justice (the "Antitrust Division") and a waiting period has expired or been terminated. Pursuant to the HSR Act, notification and report forms were filed on behalf of the Company and Danaher with the FTC and the Antitrust Division on February 21, 1997 and the waiting period was terminated on March 3, 1997.

  At any time before or after the consummation of the Proposed Sale, and notwithstanding the expiration of the waiting period under the HSR Act, federal and state antitrust and other governmental authorities may take such action under the antitrust laws as they deem necessary or desirable in the public interest. Such action might include seeking to enjoin the consummation of the Proposed Sale or requiring the divestiture by Danaher-CTI of all or part of the assets acquired by Danaher-CTI pursuant to the Proposed Sale. Private parties also may seek to take legal action under the antitrust laws under certain circumstances.

ACCOUNTING TREATMENT/FEDERAL INCOME TAX CONSEQUENCES

  The Proposed Sale will be accounted for as a sale of certain assets and a transfer of certain liabilities. The Proposed Sale will not have any federal income tax consequences to the Company's stockholders. Upon consummation of the Proposed Sale the Company will recognize a gain from disposal of discontinued operations equal to the Net Proceeds (equal to the sum of the consideration received less expenses of the Proposed Sale) less the net book value of the assets sold and liabilities assumed. For tax purposes, the gain will be equal to the Net Proceeds of the sale less the tax basis of the assets sold and the liabilities assumed. A portion of the gain for tax purposes will be considered a long term capital gain which will allow the Company to utilize a capital loss carryover which at September 30, 1996 was approximately $797,000.

DANAHER

  Danaher is a leading manufacturer of Tools and Components and Process/Environmental Controls. Danaher's address is 1250 24th Street, N.W., Washington, D.C. 20037 and its telephone number is (202) 828-0850.

                             THE PURCHASE AGREEMENT

  The Company, Summatronix, CTI, Danaher-CTI and Danaher are parties to the Purchase Agreement. The following is a brief summary of certain provisions of the Purchase Agreement. This description is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which is attached to this Proxy Statement as Appendix I and is incorporated herein by reference. Terms which are not otherwise defined in this summary or elsewhere in this Proxy Statement have the meaning set forth in the Purchase Agreement. All stockholders are urged to read the Purchase Agreement in its entirety.

PURCHASE PRICE

  Upon the terms and subject to the conditions set forth in the Purchase Agreement, Danaher-CTI will deliver to CTI on the Closing Date a cash payment of $25,500,000 (the "Purchase Price"). The Purchase Price will be adjusted, however, through a post-closing purchase price adjustment by the amount that the Net Tangible Assets as of the Closing Date is less than or more than $2,500,000. The term Net Tangible Assets is defined in the Purchase Agreement to mean the amount by which the sum of the accounts receivable (net of reserves), inventories (net of reserves), prepaid assets, fixed assets (net of depreciation), deposits and other assets included in the Acquired Assets (as defined in the Purchase Agreement) (excluding all intangibles other than the Texas A&M license) exceeds the sum of accounts payable, accrued liabilities, contract liabilities, lease liabilities and taxes included in the Assumed Liabilities, as reflected on the Closing Date Balance Sheet. At December 31, 1996, the value of the Net Tangible Assets of the Company was approximately $3,225,000. There can be no assurance that Net Tangible Assets at the Closing Date will not be less.

ACQUIRED CTI ASSETS AND CTI ASSUMED LIABILITIES

  CTI Assets: The CTI Assets to be purchased by Danaher-CTI (defined in the Purchase Agreement as the "Acquired Assets") generally include all of the assets constituting the operating assets of CTI (excluding cash), including, but not limited to: (a) prepaid expenses, advance payments, deposits and prepaid items,
(b) all inventories of products, work-in-process, finished goods and raw materials, (c) all accounts receivable, (d) all tangible personal property including motor vehicles, machinery and equipment, including office equipment and computer software and hardware, (e) all business records, customer lists, books and written materials, (f) all catalogs, promotional and advertising materials, (g) all intellectual property, including trademarks, service marks, trade names, patents, know-how, designs, drawings and other proprietary information and technology, (h) all contracts and agreements, including without limitation sales agreements (including unfilled customer orders), supply agreements, representative agreements, leases for real and personal property and intellectual property licenses, (i) all licenses, permits and approvals (to the extent assignable), (j) all of CTI's rights under the lease relating to its facility in Irving Texas, (k) the goodwill of CTI's business and (l) all other assets of CTI, excluding the Retained Assets. The CTI Assets will be transferred and assigned free and clear of any and all liens and encumbrances (other than Permitted Encumbrances).

  The CTI Assets specifically exclude, and CTI will retain, the following Retained Assets: (a) CTI's corporate books and records, (b) rights of CTI under the Purchase Agreement, (c) prepaid foreign, federal, state and local taxes and rights to tax refunds, (d) all rights under existing Employee Plans, (e) possibly certain equipment and tangible personal property, and (f) short and long-term deposits in banks and other institutions or funds, marketable securities, cash and cash equivalents.

  The inventories will be reflected on the Closing Date Balance Sheet at the lower of average cost or market (and the work-in-process and finished goods inventories will include capitalized overhead consistently determined as of the Closing Date). The Closing Date Balance Sheet also will reflect a reserve for non-saleable, excess and non-usable inventories in an amount determined pursuant to methodologies agreed upon by the parties and set forth in the Purchase Agreement.

  The Company and CTI will guarantee the collectibility as of the Closing Date, subject to certain limitations, of all receivables transferred to Danaher-CTI (net of a reserve determined pursuant to methodologies agreed upon by the parties).

  Assumed Liabilities: At Closing, Danaher-CTI will assume liability for all trade and other accounts payable reflected on the Closing Date Balance Sheet, certain accrued liabilities to be reflected on the Closing Date Balance Sheet and most contracts of CTI (the "Assumed Liabilities"). The Assumed Liabilities include, but are not limited to, CTI's accounts payable, accrued liabilities, contractual obligations under assumed contracts, liabilities under the Irving Lease and unused sick leave liabilities for CTI employees who are hired by Danaher-CTI. Except as otherwise provided in the Purchase Agreement, Danaher-CTI will not assume any other of CTI's liabilities of any nature, currently existing or incurred in the future, including without limitation, pre-closing liabilities, liabilities related to income or franchise taxes, non-compliance with laws or regulations, environmental matters, employee matters, employee plans, liabilities, claims and obligations under any contracts or agreements which are not Assumed Contracts, liabilities or claims relating to any litigation involving the Company, product liabilities or product warranties. CTI agrees to defend and indemnify Danaher-CTI from any and all such liabilities and to provide evidence of acceptable "tail" insurance coverage for product liabilities.

  Danaher-CTI will perform warranty work on products sold by CTI prior to closing. Danaher-CTI will bear the first $25,000 of performing such work per year and CTI shall bear all costs and expenses in excess of $25,000 per year.

  At Closing, CTI will assign, and Danaher-CTI will assume, the contracts identified on a schedule to an Assignment and Assumption Agreement (the "Assumed Contracts"). Danaher-CTI will perform all the obligations, and realize all the benefits, under the Assumed Contracts.

  Danaher-CTI has advised the Company that it expects to offer employment to all of CTI's employees as of the Closing Date. Danaher-CTI will not assume sponsorship of any of the employee benefit and welfare plans sponsored by CTI or the Company. CTI and Buffton will retain all liabilities associated with such plans and will defend and indemnify Danaher-CTI from and against all such liabilities, and Danaher-CTI will establish employee benefit and welfare plans for the employees employed by Danaher-CTI.

THE CLOSING

  It is anticipated that the closing (the "Closing") of the Proposed Sale will take place on June 3, 1997, effective as of May 31, 1997, if the Proposed Sale is approved by the Company's stockholders at the Annual Meeting.

REPRESENTATIONS AND WARRANTIES; SURVIVAL

  In the Purchase Agreement, each of the parties made certain representations and warranties to the other. Except as set forth below, the representations and warranties and other provisions of the Purchase Agreement survive Closing by either three years, five years or seven and one half years depending on the provision, and as specified in the Purchase Agreement. CTI's representations and warranties regarding CTI's tax return preparation and payment and employee benefit plan liabilities (Sections 5.1(t) and 5.1(u)) survive Closing until the expiration of the applicable statute of limitations. CTI's representations and warranties regarding the Irving Lease (Section 5.1(g)) survive Closing until the expiration of the Irving Lease term. CTI's representations and warranties regarding environmental liabilities (Section 5.1(f)) survive until the longer of one year after the expiration of the Irving Lease (to the extent they relate to that property) ten years or the expiration of the applicable statute of limitations. CTI's representations and warranties regarding title to assets (Section 5.1(d)) are not subject to any contractual limitation on survival. All other representations and warranties and all covenants under the Purchase Agreement survive until three years after the closing date. The Purchase Agreement attached hereto as Appendix 1 sets forth all of the representations and warranties and covenants of the parties thereto.

INDEMNIFICATION

  The Purchase Agreement provides that Danaher-CTI will indemnify CTI, Summatronix and the Company for certain losses due to Danaher-CTI's (i) failure to assume, pay, perform or discharge the Assumed Liabilities or (ii) breach of the Purchase Agreement. Subject to certain exceptions, including a de minimis exception, the Purchase Agreement provides that CTI will indemnify Danaher-CTI for losses due to CTI's (i) failure to assume, pay, perform or discharge the Retained Liabilities, (ii) breach of the Purchase Agreement or (iii) failure to comply with relevant bulk transfer laws.

TERMINATION

  The Purchase Agreement may be terminated at any time prior to the Closing Date
(i) by the mutual consent of the Company and Danaher; (ii) by either the Company or Danaher if the Closing has not occurred by July 31, 1997, provided that the right to terminate shall not be available to a party in material breach of any of its obligations under the Purchase Agreement; (iii) by the Company if CTI-Danaher fails to close and the Company's stockholders have approved the Purchase Agreement or by Danaher if CTI fails to close and the Company stockholders have approved the Purchase Agreement, provided that the right to terminate shall not be available to a party in material breach of its obligations under the Purchase Agreement; (iv) by either the Company or Danaher if any applicable domestic law, rule or regulation makes the consummation of the Purchase Agreement illegal or if any judgment, injunction, order, or decree of a court or governmental agency or authority restrains or prohibits the consummation of the Purchase Agreement and such judgment, injunction, order, or decree has become final and nonappealable; (v) by either the Company or Danaher if the stockholder approval is not obtained at the Company's stockholder meeting; (vi) by Danaher if the Board of Directors of the Company does not publicly recommend that the Company's stockholders approve and adopt the Purchase Agreement or if the Board of Directors of the Company withdraws, modifies or changes such recommendation in any manner adverse to Danaher or (vii) by the Company if the Company receives an unsolicited Company Acquisition Proposal that the Board of Directors of the Company determines in good faith, after consultation with its legal and financial advisers, is likely to lead to a merger, acquisition, consolidation, or similar transaction that is more favorable to the stockholders of the Company than the transactions contemplated by the Purchase Agreement, provided that the Company has provided Danaher with at least five business days notice of the material terms of such Company Acquisition Proposal. Under the Purchase Agreement, a Company Acquisition Proposal means any good faith offer or proposal for a merger or other business combination involving the Company or CTI or the acquisition of any substantial equity interest in, or a substantial portion of the assets of, the Company or CTI, other than the transactions contemplated by the Purchase Agreement other than a transaction involving the Company which contemplates the consummation of the transactions with CTI-Danaher and Danaher provided by the Purchase Agreement.

  If CTI-Danaher fails to close the proposed sale and if the Company stockholders have approved the Purchase Agreement and if CTI is ready, willing and lawfully empowered to consummate the proposed sale and if no material breach of representation, warranty or obligation of CTI, Summatronix or the Company exists which would have a material adverse affect on CTI's business, Danaher must pay the Company $2,000,000. If the Company stockholders have approved the Purchase Agreement, and if CTI-Danaher is ready, willing and lawfully empowered to consummate the purchase and if no breach of a representation, warranty or obligation of CTI-Danaher and Danaher exists which will have a material adverse affect on their ability to perform their obligations, then if CTI fails to close, the Company will pay Danaher $2,000,000. If the Purchase Agreement is terminated by Danaher because the Company's Board has not recommended the Proposed Sale or has withdrawn its recommendation or if the Company terminates because it has received a Company Acquisition Proposal, the Company will pay Danaher $2,000,000, and the Company, Summatronix and CTI will have no further liability to Danaher. If the Annual Meeting of Stockholders is held but the Company stockholders do not approve the Proposed Sale and the Purchase Agreement is terminated, then the Company, CTI and Summatronix have no liability to CTI-Danaher or Danaher unless, within 24 months after the date of termination, the Company completes a merger, acquisition, consolidation, or similar transaction relating to all or substantially all of the stock or assets of either of the Company or CTI, in which case the Company shall pay Danaher $2,000,000 at the time of the completion of the transaction. If the Annual Meeting of Stockholders has not been held prior to July 31, 1997 and the Agreement is terminated, then the Company, CTI and Summatronix shall have no liability to CTI-Danaher or Danaher unless, within 24 months after the date of termination of the Purchase Agreement, the Company completes a merger, acquisition, consolidation or similar transaction relating to all or substantially all the assets or stock of either the Company or CTI, in which case the Company shall pay Danaher $2,000,000, provided that Danaher reserves its rights to recover damages, if any, for breach of contract. If CTI is ready, willing and lawfully empowered to close the proposed sale, and if CTI-Danaher fails or refuses to close because a state of facts or circumstances disclosed to or discovered by CTI-Danaher or Danaher after the date of execution of the Purchase

Agreement results in a breach of representation or warranty made by CTI, Summatronix or the Company as of the date of execution of the Purchase Agreement or because CTI, Summatronix or the Company breaches one or more specified covenants, then CTI, Summatronix and the Company shall have no liability for payment of any amount to CTI-Danaher or Danaher or any other liability.

CONDITIONS TO THE PROPOSED SALE

  Pursuant to the Purchase Agreement, the obligations of the Company, CTI, Danaher and CTI-Danaher to effect the Proposed Sale are subject to, among other things, (i) approval of the Proposed Sale by the requisite number of the Company's shareholders, (ii) the expiration or termination of the waiting period under the HSR Act; (iii) there being no provision of any applicable domestic law or regulation and no judgment, injunction, order or decree of a Governmental Authority that has the effect of making the Closing illegal or otherwise restrains or prohibits the Closing; and (iv) all consents, authorizations, orders and approvals of, or filings or registrations with, any Governmental Authority required in connection with the execution, delivery and performance of the Purchase Agreement shall have been obtained or made, except for immaterial items.

  In addition, the obligations of Danaher and CTI-Danaher to effect the Proposed Sale are subject to, among other things, (i) the Company, Summatronix and CTI having performed all material obligations to be performed under the Purchase Agreement and, except as disclosed and except for immaterial items, the representations and warranties of the Company, Summitronix and CTI contained in the Purchase Agreement being true and correct as of the Closing Date; and (ii) there having been no material adverse changes in the business operations, affairs, prospects, properties, assets existing and potential liabilities, obligations, profits or condition (financial or otherwise) of CTI and no changes in the financial condition of the Company which would have a material adverse effect on its ability to perform its obligations under the Purchase Agreement since September 30, 1996. In addition, the Company's counsel is required to deliver to Danaher a legal opinion concerning certain legal matters relating to the Company, Summatronix and CTI.

  In addition, the obligations of the Company, Summatronix and CTI to close under the Purchase Agreement are subject to the conditions that Danaher and CTI-Danaher have performed all material obligations to be performed by them under the Purchase Agreement and, except for immaterial inaccuracies or omissions, the representations and warranties of Danaher and CTI-Danaher contained in the Purchase Agreement are true and correct as of the Closing Date. In addition, Danaher's counsel is required to deliver a legal opinion to the Company with respect to certain legal matters relating to Danaher and CTI-Danaher.

                            SELECTED FINANCIAL DATA

  The selected financial data for each of the fiscal years in the five year period ended September 30, 1996 were derived from the Company's audited consolidated financial statements. The selected financial data for the three month period ended December 31, 1996 and 1995 were derived from the Company's unaudited financial statements. This selected financial data should be read in conjunction with the description of the Proposed Sale contained in this Proxy Statement, the Company's "Management's Discussion and Analysis of Operations and Financial Condition" and the Consolidated Financial Statements and related notes thereto included in the Company's 1996 Annual Report on Form 10-K/A and the Company's Quarterly Report on Form 10-Q for the three month period ended December 31, 1996, previously filed with the Securities and Exchange Commission, copies of which accompany this Proxy Statement.


                                        Three Months
                                     Ended December 31,                       Year Ended September 30,
                                   ---------------------    --------------------------------------------------------------
                                    1996          1995        1996         1995          1994          1993         1992
                                   -------      --------    --------     --------     ---------     ---------    ---------
                                                                    (in thousands, except per share amounts)
Statement of Operations Data(b)
------------------------------
Net revenues                        $5,969      $ 5,336     $25,175      $19,187       $30,432       $35,879       $33,449
                                    ======      =======     =======      =======       =======       =======       =======
Income (loss) from continuing
  operations (a)                    $  113      $   317     $ 1,394      $ 1,304       $ 2,002       $   398       $(1,551)
Income (loss) from discontinued
  operation                             --           --          --       (2,513)          (94)         (134)       (3,402)
                                    ------      -------     -------      -------       -------       -------       -------
Net Income (loss)                   $  113      $   317     $ 1,394      $(1,209)      $ 1,908       $   264       $(4,953)
                                    ======      =======     =======      =======       =======       =======       =======
Primary Income (loss) per
  average common share:
  Continuing operations             $  .02      $   .06     $   .22      $   .24       $   .39       $   .09       $  (.35)
  Discontinued operation                --           --          --         (.46)         (.02)         (.03)         (.76)
                                    ------      -------     -------      -------       -------       -------       -------
  Net income (loss)                 $  .02      $   .06     $   .22      $  (.22)      $   .37       $   .06       $ (1.11)
                                    ======      =======     =======      =======       =======       =======       =======
Fully Diluted Income (loss) per
  average common share:
  Continuing operations             $  .02      $   .06     $   .21      $   .24       $   .39       $   .09       $  (.35)
  Discontinued operation                --           --          --         (.46)         (.02)         (.03)         (.76)
                                    ------      -------     -------      -------       -------       -------       -------
  Net income (loss)                 $  .02      $   .06     $   .21      $  (.22)      $   .37       $   .06       $ (1.11)
                                    ======      =======     =======      =======       =======       =======       =======

                                                                               As of September 30,
                                                  As of         --------------------------------------------------
                                            December 31, 1996    1996      1995       1994       1993       1992
                                            -----------------   -------   -------    -------    -------    -------
BALANCE SHEET DATA
---------------------------------
Working capital                                  $ 3,767        $ 3,743   $ 2,824    $ 7,149    $ 8,126    $ 8,910
Current assets                                     6,682          6,917     5,429     11,125     16,636     16,336
Total assets                                      23,191         23,164    17,224     25,070     31,168     30,644
Long-term debt                                     2,446          2,493        --      5,507      9,855     10,198
Total liabilities                                  5,365          5,671     2,605      9,813     18,643     18,516
Stockholders' equity                              17,826         17,493    14,619     15,257     12,525     12,128
Total liabilities to equity ratio                    .30            .32       .18        .64       1.49       1.53


(a) Income from continuing operations in 1994 includes a net gain of $1,050,000 on the sale of the cable assembly plants in West Springfield, Massachusetts, and Gardena, California.

(b) The Company has not declared or paid dividends during the periods presented.

                       PRO FORMA SELECTED FINANCIAL DATA

  The unaudited pro forma selected financial data for the three years in the period ended September 30, 1996 and for the three month period ended December 31, 1996 and 1995 and at December 31, 1996 were derived from the unaudited pro forma statements of operations and the unaudited pro forma balance sheet included elsewhere in this proxy. This pro forma selected financial data should be read in conjunction with the description of the Proposed Sale contained in the Proxy Statement and the pro forma statements appearing elsewhere herein and the Company's consolidated financial statements included in the Company's 1996 Annual Report on Form 10-K/A and the Company's Quarterly Report on Form 10-Q for the three month period ended December 31, 1996, previously filed with the Securities and Exchange Commission, copies of which accompany this Proxy Statement.



                                          Three Months
                                       Ended December 31,       Year Ended September 30,
                                     ---------------------    ----------------------------
                                         1996      1995        1996      1995       1994
                                     ----------  ----------   ------    -------    -------
                                                             (in thousands, except per share
                                                                   and ratio amounts)
STATEMENT OF OPERATIONS DATA
----------------------------
Net revenues                            $2,468    $ 1,641    $9,387     $7,100     $5,375
                                        ======    =======    ======     ======     ======

Loss from continuing
  operations                            $ (300)   $  (230)   $ (921)    $ (156)    $ (450)
                                        ------    -------    ------     ------      -----

Primary loss per average
  common share:
  Continuing operations                 $ (.05)   $  (.04)   $ (.14)    $ (.03)    $ (.09)
                                        ------    -------    ------     ------      -----

Fully diluted loss per average
  common share:
  Continuing operations                 $ (.05)   $  (.04)   $ (.14)    $ (.03)    $ (.09)
                                        ------    -------    ------     ------      -----


                                         As of December 31, 1996
                                         -----------------------
PRO FORMA BALANCE SHEET DATA
----------------------------
Working capital                                   $19,304
Current assets                                     20,257
Total assets                                       34,829
Long-term debt                                      2,446
Total liabilities                                   3,624
Stockholders' equity                               31,205
  Total liabilities to equity ratio                   .12


                           COMPARATIVE PER SHARE DATA

  The following tabulation reflects the historical net income per share from continuing operations in comparison with the pro forma net loss per share from continuing operations after giving effect to the Proposed Sale and discontinued operations resulting therefrom. The information presented in this tabulation should be read in conjunction with the description of the Proposed Sale contained in this Proxy Statement and the pro forma financial statements appearing elsewhere herein and the Company's consolidated financial statements included in the Company's 1996 Annual Report on Form 10-K/A and the Company's Quarterly Report on Form 10-Q for the three month period ended December 31, 1996, previously filed with the Securities and Exchange Commission, copies of which accompany this Proxy Statement.

                                                  Three Months
                                               Ended December 31,    Year Ended September 30,
                                             --------------------   --------------------------
                                               1996        1995      1996       1995      1994
                                             ---------    -------   ------    --------   ------
Primary net income (loss) per share -
  continuing operations
  Historical                                     $ .02     $ .06   $ .22       $ .24     $ .39
  Pro Forma                                       (.05)     (.04)   (.14)       (.03)     (.09)
Fully diluted net income (loss) per share -
  continuing operations
  Historical                                       .02       .06     .21         .24       .39
  Pro Forma                                       (.05)     (.04)   (.14)       (.03)     (.09)


                              BOOK VALUE PER SHARE

  At December 31, 1996, the net book value of Common Stock was $2.68 per share based on 6,654,000 shares outstanding at December 31, 1996. The pro forma book value per share for the Common Stock as of such date after giving effect to the Proposed Sale would approximate $4.69.

                                 PRO FORMA FINANCIAL DATA

  The following unaudited pro forma statements of operations for the three months ended December 31, 1996 and 1995 and the years ended September 30, 1996, 1995 and 1994 reflect the historical accounts of the Company for those periods, adjusted to give pro forma effect to the Proposed Sale as if the transaction had occurred at the beginning of each period presented.

  The following unaudited pro forma balance sheet as of December 31, 1996 reflects the historical accounts of the Company as of that date adjusted to give pro forma effect to the Proposed Sale as if the transaction had occurred as of December 31, 1996.

  The pro forma financial data and accompanying notes should be read in conjunction with the description of the Proposed Sale contained in this Proxy Statement, the Consolidated Financial Statements and related notes included in the Company's 1996 Annual Report on Form 10-K/A previously filed with the Securities and Exchange Commission ("SEC"), and the Form 10-Q for the quarter ended December 31, 1996 previously filed with the SEC, copies of which accompany this Proxy Statement. The Company believes that the assumptions used in the following statements provide a reasonable basis on which to present the pro forma financial data. The pro forma financial data is provided for informational purposes only and should not be construed to be indicative of the Company's financial condition or results of operations had the Proposed Sale been consummated on the dates assumed and are not intended to project the Company's financial condition on any future date or results of operations for any future period.


                       PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1996

                                                         Pro Forma Adjustments
                                                    --------------------------------
                                                        Current                        Pro
                                                      Technology,                     Forma
                                         Historical      Inc.        Adjustments (7) Buffton
                                       ------------------------------------------------------
                                                (in thousands, except per share amounts)

Net revenues                                $25,175       $15,788     $     --      $   9,387
                                            -------       -------     ---------     ---------
Costs and expenses:
 Cost of goods sold (exclusive
   of depreciation)                           8,402         6,263           --          2,139
 Selling, general and administration         13,052         5,457           --          7,595
 Depreciation and amortization                1,281           312           --            969
 Interest                                       235            92                         143
                                            -------       -------     ---------     ---------
   Total costs and expenses                  22,970        12,124                      10,846
                                            -------       -------     ---------     ---------
Income (loss) from continuing
 operations before income taxes               2,205         3,664                      (1,459)
Income tax provision (benefit) (5)              811         1,349                        (538)
                                            -------       -------     ---------     ---------
Income (loss) from continuing
 operations                                 $ 1,394       $ 2,315     $             $    (921)
                                            -------       -------     ---------     ---------
Primary income (loss) from continuing
 operations per average common
 share                                      $   .22                                  $   (.14)
                                            -------                                 ---------
Fully diluted income (loss) from
 continuing operations per average
 share                                      $   .21                                  $   (.14)
                                            -------                                 ---------
Primary weighted average shares
 outstanding                                  6,441                                     6,441
                                            -------                                 ---------
Fully diluted weighted average
 shares outstanding                           6,649                                     6,441(6)
                                            -------                                 ---------

                       PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1995

                                                          Pro Forma Adjustments
                                                      ----------------------------
                                                         Current
                                                       Technology,                   Pro Forma
                                          Historical       Inc.       Adjustments(7)  Buffton
                                        ------------------------------------------------------

Net revenues                                 $19,187        $12,087   $      --        $ 7,100
                                             -------        -------   ---------        -------
Costs and expenses:
 Cost of goods sold (exclusive
   of depreciation)                            5,890          4,071          --          1,819
 Selling, general and administration          10,939          5,278          --          5,661
 Depreciation and amortization                   961            293          --            668
 Interest                                        124            124          --             --
                                             -------        -------   ---------        -------
   Total costs and expenses                   17,914          9,766          --          8,148
                                             -------        -------   ---------        -------
Income (loss) from continuing
 operations before income taxes                1,273          2,321          --         (1,048)
Income tax provision (benefit) (1) (5)           (31)           861          --           (892)
                                             -------        -------   ---------        -------
Income (loss) from continuing
 operations (2)                              $ 1,304        $ 1,460   $      --        $  (156)
                                             -------        -------   ---------        -------
Primary income (loss) from
 continuing operations per
 average common share                        $   .24                                     $(.03)
                                             -------                                   -------
Fully diluted income (loss)
 from continuing operations
 per share                                   $   .24                                     $(.03)
                                             -------                                   -------
Primary weighted average shares
 outstanding                                   5,465                                     5,465
                                             -------                                   -------
Fully diluted weighted average
 shares outstanding                            5,465                                     5,465
                                             -------                                   -------


                       PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1994


                                               Pro Forma Adjustments
                                    -------------------------------------------
                                          Current
                                         Technology    Contex      Pro Forma    Pro Forma
                             Historical     Inc.     Electronics  Adjustments    Buffton
                                                        (3)           (7)
                             -----------  ---------  -----------  -----------   ---------
Net revenues                    $30,432     $11,038     $14,019     $              $5,375
Net gain on sale of
 certain operating
 assets                           1,050          --       1,050            --          --
                                -------     -------     -------     ---------      ------
                                 31,482      11,038      15,069                     5,375
                                -------     -------     -------     ---------      ------
Costs and expenses:
  Cost of goods sold
   (exclusive of
   depreciation)                 17,080       4,457      11,356            --       1,267
Selling, general and
 administrative                  10,649       4,515       1,854            --       4,280
Depreciation and
 amortization                     1,202         393         250            --         559
Interest                            316         112         159            --          45
                                -------     -------     -------     ---------      ------
             Total costs
            and expenses         29,247       9,477      13,619            --       6,151
                                -------     -------     -------     ---------      ------
Income from
 continuing operations
  before income taxes             2,235       1,561       1,450            --        (776)
Income tax provision                233         559          --            --        (326)
 (benefit)(4)(5)                -------     -------     -------     ---------      ------
Income from
 continuing operations
 (2)                            $ 2,002     $ 1,002     $ 1,450           $--      $ (450)
                                -------     -------     -------     ---------      ------
Primary income (loss)
 from continuing
 operations per
  average common
  share                         $   .39                                            $ (.09)
                                -------                                            ------
Fully diluted income
 (loss) from
 continuing operations
 per average common
 share                          $   .39                                            $ (.09)
                                -------                                            ------
Primary weighted
 average shares
 outstanding                    $ 5,120                                            $5,120
                                -------                                            ------
Fully diluted weighted
 average shares
 outstanding                    $ 5,120                                            $5,120
                                -------                                            ------

                       PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE THREE MONTHS ENDED DECEMBER 31, 1995


                                                        Pro Forma Adjustments
                                                    --------------------------
                                                      Current
                                                    Technology,              Pro Forma
                                        Historical      Inc.     Adjustments  Buffton
                                                                     (7)
                                        ----------  -----------  ----------- ---------
Net revenues                             $5,336       $3,695     $      --    $1,641
                                         ------       ------     ---------    ------
Costs and expenses:
 Cost of goods sold (exclusive
   of depreciation)                       1,889        1,486            --       403
 Selling, general and administration      2,693        1,222            --     1,471
 Depreciation and amortization              277           84            --       193
 Interest                                    35           35            --        --
                                         ------       ------     ---------    ------

   Total costs and expenses               4,894        2,827            --     2,067
                                         ------       ------     ---------    ------
Income (loss) from continuing
 operations before income taxes             442          868            --      (426)
Income tax provision (benefit)              125          321            --      (196)
                                         ------       ------     ---------    ------
Income (loss) from continuing
 operations                              $  317       $  547      $     --    $ (230)
                                         ------       ------     ---------    ------
Primary income (loss) from
 continuing operations per
 average common share                    $  .06                               $ (.04)
                                         ------                               ------
Fully diluted income (loss)
 from continuing operations
 per share                               $  .06                               $ (.04)
                                         ------                               ------
Primary weighted average shares
 outstanding                              5,685                                5,685
                                         ------                               ------
Fully diluted weighted average
 shares outstanding                       5,685                                5,685
                                         ------                               ------

                       PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE THREE MONTHS ENDED DECEMBER 31, 1996


                                                           Pro Forma Adjustments
                                                      ----------------------------
                                                           Current
                                                         Technology,               Pro Forma
                                          Historical         Inc.      Adjustments  Buffton
                                                                           (7)
                                        ----------------------------------------------------
Net revenues                                  $5,969        $3,501     $     --     $2,468
                                              ------        ------     --------     ------
Costs and expenses:
 Cost of goods sold (exclusive
   of depreciation)                            1,980         1,426           --        554
 Selling, general and administration           3,415         1,345           --      2,070
 Depreciation and amortization                   331            75           --        256
 Interest                                         55            --           --         55
                                              ------        ------     --------     ------
   Total costs and expenses                    5,781         2,846     $     --      2,935
                                              ------        ------     --------     ------
Income (loss) from continuing
 operations before income taxes                  188           655           --       (467)
Income tax provision (benefit) (1) (5)            75           242           --       (167)
                                              ------        ------     --------     ------
Income (loss) from continuing
 operations                                   $  113        $  413  $        --     $ (300)
                                              ------        ------     --------     ------
Primary income (loss) from
 continuing operations per
 average common share                         $  .02                                 $(.05)
                                              ------                                ------
Fully diluted income (loss)
 from continuing operations
 per share                                    $  .02                                 $(.05)
                                              ------                                ------
Primary weighted average shares
 outstanding                                   6,593                                 6,593
                                              ------                                ------
Fully diluted weighted average
 shares outstanding                            6,593                                 6,593
                                              ------                                ------

                FOOTNOTES TO PRO FORMA STATEMENTS OF OPERATIONS

(1) In fiscal year 1995, the Company's consolidated net tax benefit included approximately $569,000 in benefits relating to (a) reduction of $314,000 in the deferred tax asset valuation allowance, and (b) reversal of a tax accrual of $255,000 relating to certain tax contingencies provided for in a prior year.

(2) Historical income (loss) from discontinued operations during fiscal years 1995 and 1994 was ($2,513,000) and ($94,000), respectively, as a result of the Company's disposition of Flo Control, Inc., in January, 1995. The historical income (loss) per average common share income (loss) for discontinued operations was $(.46) and $(.02) in 1995 and 1994, respectively. Historical net income (loss) and net income (loss) per share for fiscal 1996, 1995 and 1994 was $1,394,000, ($1,209,000), and $1,908,000,
    respectively, and $.22, $(.22) and $.37, respectively.

(3) Effective February 28, 1994, Contex Electronics, Inc., a wholly owned subsidiary of the Company, sold all of the operating assets and liabilities of MoldCon, Inc. (MoldCon) and Tri-Tec Engineering Corporation (Tri-Tec), two of its wholly owned subsidiaries. During June, 1994, the Company shut down its Contex cable assembly plant in New York and sold or liquidated all remaining assets. The Electronic Products business line of Buffton at the time included both Contex Electronics and CTI; therefore, the sale of Contex Electronics and its subsidiaries did not constitute a discontinued operation. The sale of CTI will represent the discontinuation of the Electronic Products line of business. The 1994 fiscal pro forma statement of operations shows the effects if the sale of Contex Electronics and CTI had occurred at the beginning of fiscal 1994.

(4) The estimated tax expense of approximately $539,000 associated with the earnings generated by Contex Electronics was offset by a tax benefit of $539,000 primarily relating to the utilization of a capital loss carryforward in connection with the sale of Contex Electronics.

(5) Other than the adjustments described in note (1) above, the pro forma tax benefits in fiscal 1996, 1995, and 1994 have been recognized as a result of the Company's ability to offset its losses from continuing operations against the expected gain from the Proposed Sale.

(6) Due to the Company's Pro Forma loss position, full diluted weighted average shares outstanding are equal to primary weighted average shares outstanding.

(7) Pro Forma Statement of Operations assumes no benefit from proceeds of the sale of CTI and no reduction in selling, general and administration expenses.

                            PRO FORMA BALANCE SHEET
                            AS OF DECEMBER 31, 1996
                                 (IN THOUSANDS)

                                                     Pro Forma Adjustments
                                                   -------------------------
                                                      Current
                                                    Technology,
                                      Historical        Inc.     Adjustments   Pro Forma
                                    ----------------------------------------------------
Current assets:
 Cash and cash equivalents               $ 1,440   $        --   $17,737(1)     $19,177
 Accounts receivable                       2,786         2,264        --            522
 Inventories                               1,864         1,775        --             89
 Prepaid and other current assets            592           123        --            469
                                         -------   -----------   -------        -------
 Total Current Assets                    $ 6,682        $4,162   $17,737        $20,257
                                         -------   -----------   -------        -------

Property, plant and equipment             12,615           981        --         11,634
Less: accumulated depreciation and
 amortization                             (2,830)         (511)       --         (2,319)
                                         -------   -----------   -------        -------
Net property and equipment                 9,785           470        --          9,315
                                         -------   -----------   -------        -------

Patents, net                               1,411         1,411        --             --
Goodwill, net                              4,030            --        --          4,030
Long-term note receivable                    540            --        --            540
Other assets                                 743            56        --            687
                                         -------   -----------   -------        -------
                                         $23,191        $6,099   $17,737        $34,829
                                         =======   ===========   =======        =======

Current liabilities:
 Current portion of long-term debt       $   187   $        --   $    --        $   187
 Accounts payable                          1,306         1,054        --            252
 Accrued liabilities                       1,138           703        --            435
 Income taxes                                284           205        --             79
                                         -------   -----------   -------        -------
   Total current liabilities               2,915         1,962        --            953
                                         -------   -----------   -------        -------
Long-term debt                             2,446            --        --          2,446
Deferred Taxes                                 4             4       225(2)         225
                                         -------   -----------   -------        -------
                                           5,365         1,966       225          3,624
                                         -------   -----------   -------        -------
Stockholders' equity:
 Preferred stock                              --                                     --
 Common stock                                337                                    337
 Additional paid-in capital               14,218                                 14,218
 Retained earnings                         3,271                  13,379         16,650
                                         -------                 -------        -------
Total stockholders' equity                17,826                                 31,205
                                         -------                                -------

Total liabilities and
stockholders' equity                     $23,191                                $34,829
                                         =======                                =======

--------------
(1)  Reflects an increase in cash as a result of the Proposed Sale, as follows:

    Cash sale price                     $25,500,000
    Less estimated taxes payable          6,613,000
    Less estimated transaction costs      1,150,000
                                        -----------
                                        $17,737,000
                                        ===========

(2) Reflects deferred taxes associated with the gain on the Proposed Sale.

(3) Represents estimated gain as a result of the Proposed Sale calculated based on the following assumptions:

    Cash sale price                     $25,500,000
    Less net book value of CTI            4,133,000
    Less transaction costs                1,150,000
    Less estimated tax expenses           6,838,000
                                        -----------
          Estimated net gain            $13,379,000
                                        ===========

                                PROPOSAL NO. 3 -
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION


GENERAL

  On February 12, 1997, the Board, determining it to be in the best interests of the Company (based on the Company's shift in focus toward the Hospitality Group segment of its business) to change the name of the Company to BFX Hospitality Group, Inc. if the Proposed Sale is consummated, authorized the preparation and filing of an Amended and Restated Certificate of Incorporation, subject to consummation of the Proposed Sale. If the stockholders approve this Proposal No. 3 and the Proposed Sale is consummated, the Company will file the Amended and Restated Certificate of Incorporation. The Amended and Restated Certificate of Incorporation, prepared to (a) effect a change of the name of the Company to BFX Hospitality Group, Inc. and (b) to restate the Company's existing Certificate of Incorporation, as amended, into a single document, is attached as Appendix II to this Proxy Statement. Other than the name change, the remaining provisions of the Certificate of Incorporation of the Company, as currently in effect, will not be changed as a result of the approval of the Amended and Restated Certificate of Incorporation.


VOTE REQUIRED

  Approval of the Amended and Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the Company's issued and outstanding shares of Common Stock.

  PENDING STOCKHOLDER APPROVAL OF THE PROPOSED SALE, THE BOARD DEEMS "PROPOSAL NO. 3 - AMENDED AND RESTATED CERTIFICATE OF INCORPORATION" TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.


               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

  The information in the following documents filed by Buffton with the Commission (File No. 1-9822) pursuant to the Exchange Act is incorporated by reference in this Proxy Statement:

     1.   Annual Report on Form 10-K for the fiscal year ended September 30,
          1996.

     2. Annual Report on Form 10-K/A for the fiscal year ended September 30, 1996 which amends and restates document 1 above.

     3. Annual Report on Form 10-K/A-2 for the fiscal year ended September 30, 1996.

     4.   Quarterly Report on Form 10-Q for the quarter ended December 31, 1996.

     5.   Current Report on Form 8-K/A filed April 14, 1997.

     6.   Current Report on Form 8-K filed April 14, 1997.


                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

  The Board has selected Price Waterhouse LLP ("Price Waterhouse") as independent accountants to audit the books, records and accounts of the Company for fiscal year 1997. Price Waterhouse has served as the Company's independent accountants since the inception of the Company, and is therefore familiar with the affairs and financial procedures of the Company. To the knowledge of management of the Company, neither such firm nor any of its members has any direct or material indirect financial interest in the Company, nor any connection with the Company in any capacity other than as independent accountants.

  Audit and audit related services were performed by Price Waterhouse during the fiscal year ended September 30, 1996 and included the audit of the annual financial statements included in the Company's 1996 Annual Report on Form 10-K/A.

  A representative of Price Waterhouse is expected to be present at the Annual Meeting to answer questions and will be afforded an opportunity to make any statement he wishes to make regarding the financial statements of the Company.


                   INFORMATION CONCERNING 1998 ANNUAL MEETING

  The 1998 Annual Meeting of Stockholders of the Company is expected to be held on or about February 12, 1998, with the mailing of proxy materials for such meeting to be made on or about January 12, 1998. Under the Company's Bylaws and applicable regulations, if a stockholder intends to submit a nomination for Director or propose any other item of business at the 1998 Annual Meeting of Stockholders, stockholder notice must be received a reasonable time before January 12, 1998. The Company would deem notice received by September 14, 1997, to be received a reasonable period of time before January 12, 1998. Such notice to the Secretary must provide certain information with respect to the nominee or the proposed item of business to be considered, and information as to the name and address of the stockholder making such proposal and the number of shares held by such stockholder. Additional information about stockholder proposals may be obtained from the Company.


                                 OTHER BUSINESS

  The Board knows of no other business to be acted upon at the Annual Meeting. However, if any other business comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

  PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILING.

                                   By Order of the Board of Directors,


                                   Robert Korman
                                   Secretary

Fort Worth, Texas
Dated April 23, 1997

                                                                      APPENDIX I



                            ASSET PURCHASE AGREEMENT



                                  By and Among



                           CURRENT TECHNOLOGY, INC.,

                               SUMMATRONIX, INC.

                                      and

                              BUFFTON CORPORATION,



                                      and



                          CTI ACQUISITION CORPORATION

                                      and

                              DANAHER CORPORATION



                         Dated as of February 14, 1997

                               TABLE OF CONTENTS

TABLE OF CONTENTS....................................................    i

TABLE OF SCHEDULES AND EXHIBITS......................................   iv

TABLE OF DEFINED TERMS...............................................    v

ARTICLE I.  PURCHASE AND SALE OF ASSETS..............................    1
   1.1 Purchase and Sale of Assets...................................    1
       (a)  Prepaid Items............................................    1
       (b)  Inventory................................................    2
       (c)  Accounts Receivable......................................    2
       (d)  Tangible Personal Property...............................    2
       (e)  Books, Records and Written Materials.....................    2
       (f)  Catalogs and Advertising Materials.......................    2
       (g)  Intellectual Property Rights.............................    2
       (h)  Contracts................................................    2
       (i)  Permits and Approvals....................................    3
       (j)  Lease....................................................    3
       (k)  Other Assets.............................................    3
   1.2 Retained Assets...............................................    3
       (a)  Corporate Records........................................    3
       (b)  CTI Rights under This Agreement..........................    3
       (c)  Prepaid Taxes and Tax Refunds............................    3
       (d)  Employee Plans...........................................    3
       (e)  Retained Equipment.......................................    3
       (f)  Cash and Deposits........................................    3
   1.3 Purchase of Lexus Automobile..................................    3

ARTICLE II.  ASSUMPTION OF LIABILITIES...............................    3
   2.1 Assumed Liabilities...........................................    3
       (a)  Accounts Payable.........................................    3
       (b)  Accrued Liabilities......................................    4
       (c)  Contracts................................................    4
       (d)  Lease Liabilities........................................    4
       (e)  Taxes....................................................    4
       (f)  Sick Leave...............................................    4
   2.2 Retained Liabilities..........................................    4
   2.3 Prorations....................................................    4

ARTICLE III.  PURCHASE PRICE.........................................    4
   3.1 Payment.......................................................    4
   3.2 Allocation of Purchase Price..................................    5
   3.3 Adjustment of Purchase Price..................................    5
       (a)  Closing Date Balance Sheet...............................    5
       (b)  Net Tangible Asset Calculation...........................    5
       (c)  Review Period for CDBS...................................    5
       (d)  Purchase Price Adjustment................................    6
       (e)  Payment of Adjustment....................................    6
   3.4 Insurance Policy Adjustments..................................    6

ARTICLE IV.  CLOSING.................................................    6
   4.1 General.......................................................    6
   4.2 Documents Delivered by Buffton, Summatronix and CTI...........    6
       (a)  Resolutions..............................................    6
       (b)  Opinion of Buffton Counsel...............................    6
       (c)  Assignment and Assumption of Contracts and Liabilities...    6
       (d)  Bill of Sale.............................................    6
       (e)  Required Consents........................................    6
       (f)  Assignment and Assumption of Irving Lease................    7
       (g)  Motor Vehicle Titles.....................................    7
       (h)  Other Documents..........................................    7
       (i)  Lien Releases............................................    7
       (j)  Releases of CTI Employees from Secrecy Agreements........    7
   4.3 Documents Delivered by Danaher and Buyer......................    7
       (a)  Resolutions..............................................    7
       (b)  Required Consents........................................    7
       (c)  Assignment and Assumption of Contracts and Liabilities...    7
       (d)  Assignment and Assumption of Irving Lease................    7
       (e)  Opinion of Danaher Counsel...............................    7
       (f)  Payment of Purchase Price................................    7
   4.4 Other Conditions To Closing...................................    8
       (a)  Conditions to Obligations of Each Party..................    8
       (b)  Conditions to Obligations of Danaher and Buyer...........    8
       (c)  Conditions to Obligations of Buffton, Summatronix and CTI    8

ARTICLE V.  REPRESENTATIONS AND WARRANTIES...........................    9
   5.1 Representations and Warranties of Buffton, Summatronix and CTI    9
       (a)  Organization and Standing; Power and Authority...........    9
       (b)  Certificates of Incorporation and By-Laws................   10
       (c)  Conflicts; Defaults......................................   10
       (d)  Acquired Assets; Title; Required Consents................   10
       (e)  Real Property............................................   11
       (f)  Environmental and Safety Compliance......................   11
       (g)  Irving Lease.............................................   12
       (h)  Contracts................................................   12
       (i)  Financial Statements of CTI..............................   13
       (j)  Liabilities..............................................   13
       (k)  Accounts Receivable......................................   13
       (l)  Inventories..............................................   13
       (m)  Pending Litigation.......................................   14
       (n)  Customers and Suppliers..................................   14
       (o)  Regulatory Compliance....................................   14
       (p)  Brokers, Finders and Agents..............................   14
       (q)  Intellectual Property....................................   14
       (r)  Permits and Licenses.....................................   15
       (s)  Labor Matters............................................   15
       (t)  Employee Plans...........................................   15
       (u)  Taxes....................................................   15
       (v)  Product Warranties.......................................   15
       (w)  Insurance................................................   16
       (x)  Required Consents........................................   16
       (y)  Buffton SEC Reports......................................   16

        (z)  Financial Statements of Buffton.........................    16
        (aa) Vote Required...........................................    16
        (bb) Board Approval..........................................    16
        (cc) Proxy Statement.........................................    16
        (dd) Accuracy of Representations.............................    17
   5.2  Representations and Warranties of Danaher and Buyer...........   17
        (a)  Organization and Standing; Power and Authority...........   17
        (b)  Certificates of Incorporation and By-Laws................   17
        (c)  Conflicts; Defaults......................................   18
        (d)  Brokers, Finders and Agents..............................   18
        (e)  Required Consents........................................   18
        (f)  Pending Litigation.......................................   18
        (g)  Accuracy of Representations..............................   18

ARTICLE VI. COVENANTS OF CTI AND BUFFTON..............................   18
   6.1  Products Liability Insurance..................................   18
   6.2  Assertion of Claims...........................................   18
   6.3  Name Change Filings...........................................   19
   6.4  Maintenance of, and Access to, Records........................   19
   6.5  Cooperation in Litigation.....................................   19
   6.6  Non-Competition...............................................   19
        (a)  Period and Conduct.......................................   19
        (b)  Proprietary Information..................................   19
        (c)  Prescribed Territory.....................................   20
        (d)  Remedies.................................................   20
        (e)  Severability.............................................   20
   6.7  Non-Solicitation..............................................   20
   6.8  Limitations on Assignability..................................   20
   6.9  Pre-Closing Operations of CTI.................................   21
        (a)  Mergers and Sales........................................   21
        (b)  New Commitments..........................................   21
        (c)  Compensation Increases...................................   21
   6.10 Access to Records and Information.............................   21
   6.11 Other Offers..................................................   21
   6.12 Notices of Certain Events.....................................   22
        (a)  Notice of Third Party that Consent is Required...........   22
        (b)  Notice from Governmental Authority.......................   22
        (c)  Legal Proceedings........................................   22
        (d)  Agreement Default........................................   22
   6.13 Buffton Stockholders Meeting; Proxy Statement.................   22
        (a)  Convene Meeting..........................................   22
        (b)  Proxy Statement Filing with SEC..........................   22
   6.14 HSR Filing....................................................   22
   6.15 Reasonable Efforts............................................   22
   6.16 Guarantee.....................................................   23

ARTICLE VII.  COVENANTS  OF DANAHER AND BUYER.........................   23
   7.1  Maintenance of, and Access to, Records........................   23
   7.2  Cooperation in Litigation.....................................   23

   7.3  Performance of Product Warranties.............................   23
        (a)  Performance of Work by Buyer.............................   23
        (b)  Reimbursement Obligation of CTI..........................   23
        (c)  Review by CTI of Claims over $2,000......................   24
        (d)  CTI Ultimately Liable....................................   24
   7.4  Guarantee.....................................................   24

ARTICLE VIII.  CERTAIN ADDITIONAL COVENANTS...........................   25
   8.1  Expenses......................................................   25
   8.2  Bulk Transfer Laws............................................   25
   8.3  Further Assurances............................................   25
   8.4  Public Announcements..........................................   25

ARTICLE IX.  INDEMNIFICATION..........................................   25
   9.1  Indemnification by Buyer......................................   25
   9.2  Indemnification by CTI........................................   25
   9.3  Limitations on CTI's Indemnification..........................   26
        (a)  De Minimis Amount........................................   26
        (b)  Maximum Liability for Other Than Third Party Claims......   26
        (c)  Time Limitation..........................................   26
   9.4  Third Party Claims............................................   26
        (a)  Notification.............................................   26
        (b)  Right of Indemnitor To Defend............................   26
        (c)  No Settlement Without Consent of Indemnitor..............   26
        (d)  Rights of Indemnitee if Indemnitor Does Not Defend.......   26

ARTICLE X.  MISCELLANEOUS.............................................   27
  10.1  Survival of Representations and Warranties....................   27
  10.2  Amendments....................................................   27
  10.3  Entire Agreement..............................................   27
  10.4  Notices.......................................................   27
  10.5  Counterparts..................................................   28
  10.6  Assignment....................................................   28
  10.7  Waivers.......................................................   28
  10.8  Third Parties.................................................   29
  10.9  Schedules.....................................................   29
  10.10 Headings......................................................   29
  10.11 Definition of Affiliate.......................................   29
  10.12 Definition of Knowledge.......................................   29
  10.13 Governing Law.................................................   29

ARTICLE XI  TERMINATION...............................................   29
  11.1  Termination...................................................   29
        (a)  Mutual Consent...........................................   29
        (b)  No Closing By July 31, 1997..............................   29
        (c)  Failure of a Party To Close..............................   29
        (d)  Illegality...............................................   29
        (e)  No Stockholder Approval..................................   30
        (f)  Withdrawal of Recommendation by Buffton Board............   30
        (g)  Other Offer..............................................   30
   11.2 Effect of Termination.........................................   30

   11.3 Certain Consequences of Failure To Close......................   30
        (a)  Buyer Failure To Close if No Material CTI Breach.........   30
        (b)  CTI Failure To Close after Stockholder Approval..........   30
        (c)  Termination under 11.1(f) or 11.1(g).....................   30
        (d)  No Approval by Buffton Stockholders; Sale Within Two
              Years...................................................   30
        (e)  Stockholder Meeting Not Held by July 31, 1997; Sale
              Within Two Years........................................   31
        (f)  Buyer Failure To Close if CTI in Breach..................   31

                        TABLE OF SCHEDULES AND EXHIBITS

NUMBER                             SCHEDULE OR EXHIBIT NAME                 WHERE ATTACHED
------                             ------------------------                 --------------

Schedule 1.1(b)        Inventory                                            Exhibit Volume
Schedule 1.1(c)        Accounts Receivable                                  Exhibit Volume
Schedule 1.1(d)        Tangible Personal Property                           Exhibit Volume
Schedule 1.1(g)        Intellectual Property                                This Agreement
Schedule 1.1(h)        Assumed Contracts                                    This Agreement
Schedule 1.2(e)        Retained Equipment and Tangible Personal Property    Exhibit Volume
Schedule 2.1(a)-(b)    Accounts Payable and Accrued Liabilities             Exhibit Volume
Schedule 2.1(f)        Sick Leave Policy                                    This Agreement
Schedule 3.2           Allocation of Purchase Price                         Exhibit Volume
Schedule 3.3(a)        CDBS Methodologies                                   This Agreement
Schedule 3.3(b)        Net Tangible Asset Calculation                       This Agreement
Schedule 5.1(d)        Permitted Encumbrances                               This Agreement
Schedule 5.1(e)        Real Estate and Leases                               This Agreement
Schedule 5.1(f)        Environmental and Safety Compliance                  This Agreement
Schedule 5.1(h)        Contracts                                            This Agreement
Schedule 5.1(i)(A)     Financial Statements of CTI                          This Agreement
Schedule 5.1(i)(B)     Financial Statements - Inconsistencies               This Agreement
Schedule 5.1(j)        Liabilities                                          This Agreement
Schedule 5.1(l)        Inventories - Exceptions                             Exhibit Volume
Schedule 5.1(m)        Litigation                                           This Agreement
Schedule 5.1(n)        Customer and Supplier - Exceptions                   This Agreement
Schedule 5.1(o)        Regulatory Compliance                                This Agreement
Schedule 5.1(q)        Intellectual Property - Exceptions                   This Agreement
Schedule 5.1(r)        Permits and Licenses                                 This Agreement
Schedule 5.1(t)        Employee Plans                                       This Agreement
Schedule 5.1(v)        Product Warranties                                   This Agreement
Schedule 5.1(w)        Insurance                                            This Agreement
Schedule 5.1(x)        Required Consents - CTI                              This Agreement
Schedule 6.1           Post-Closing Insurance Coverages                     This Agreement

                                    Exhibits

Exhibit 4.2(c)         Assignment and Assumption Agreement                  This Agreement
Exhibit 4.2(d)         Bill of Sale and Assignment                          This Agreement
Exhibit 4.2(f)         Irving Lease Assignment and Assumption               This Agreement
Exhibit 8.4            Press Release                                        This Agreement

                             TABLE OF DEFINED TERMS

                                                  WHERE DEFINED
               DEFINED TERM                      (SECTION--PAGE)
               ------------                      ---------------
               Accounts Receivable.............        1.1(c)--2
               Acquired Assets.................           1.1--1
               Affiliate.......................        10.11--29
               Agreement.......................                1
               Assumed Contracts...............        1.1(h)--2
               Assumed Liabilities.............           2.1--3
               Balance Sheet Date..............       5.1(i)--13
               Buffton.........................                1
               Buffton Financial Statements....       5.1(z)--16
               Buffton SEC Reports.............       5.1(y)--16
               Buffton Stockholders Meeting....      6.13(a)--22
               Business........................                1
               Buyer...........................                1
               CERCLA..........................    5.1(f)(i)--11
               Chemical Substances.............  5.1(f)(iii)--11
               Closing.........................           4.1--6
               Closing Date....................           4.1--6
               Closing Date Balance Sheet......        3.3(a)--5
               Code............................       5.1(t)--15
               Company Acquisition Proposal....         6.11--21
               Contracts.......................       5.1(h)--12
               control, controls, controlled...        10.11--29
               Danaher.........................                1
               Employee Plans..................       5.1(t)--15
               Environmental Laws..............    5.1(f)(i)--11
               Environmental Matters...........           2.2--4
               ERISA...........................       5.1(t)--15
               ERISA Affiliate.................       5.1(t)--15
               Exchange Act....................       5.1(y)--16
               Exhibit Volume..................                1
               Exhibits........................                1
               GAAP............................        3.3(a)--5
               Governmental Authorities........        1.1(i)--3
               herein..........................        1.1(a)--1
               hereto..........................        1.1(a)--1
               HSR.............................        4.2(b)--7
               including.......................        1.1(a)--1
               Indemnified Party...............       9.4(a)--26
               Indemnifying Party..............       9.4(a)--26
               Inventory.......................        1.1(b)--2
               Irving Lease....................        1.1(j)--3
               Item............................         10.9--29
               knowledge.......................        10.12--36
               Liens...........................           1.1--1
               Losses..........................          9.1--25
               9/30/96 Balance Sheet...........    5.1(i)(i)--13
               1996 Financial Statements.......    5.1(i)(i)--13

               Permits.........................        1.1(i)--3
               Permitted Encumbrances..........   5.1(d)(ii)--10
               Permitted Liens.................       5.1(e)--11
               Person..........................        1.1(g)--2
               Products........................    6.6(a)(i)--19
               Proxy Statement.................      5.1(cc)--17
               Purchase Price..................           3.1--5
               Required Consents - CTI.........       5.1(x)--16
               Retained Assets.................           1.2--3
               Retained Liabilities............           2.2--4
               Rogers..........................                1
               Schedule........................                1
               SEC.............................     4.4(a)(i)--8
               Securities Act..................       5.1(y)--16
               Summatronix.....................                1
               Tangible Personal Property......        1.1(d)--2
               Third Party Claim...............       9.4(a)--26
               Unaudited Financial Statements..    5.1(i)(i)--13

                            ASSET PURCHASE AGREEMENT


   THIS ASSET PURCHASE AGREEMENT (this "Agreement"), dated as of February 14, 1997, is entered into by and among Current Technology, Inc., a Delaware corporation ("CTI"), Summatronix, Inc., a Delaware corporation ("Summatronix"), Buffton Corporation, a Delaware corporation ("Buffton"), CTI Acquisition Corporation, a Delaware corporation ("Buyer") and Danaher Corporation, a Delaware corporation ("Danaher").

                             W I T N E S S E T H :

     WHEREAS, Buffton owns all of the issued and outstanding capital stock of Summatronix, Inc., which owns all of the issued and outstanding capital stock of CTI;

     WHEREAS, CTI is currently engaged in the business of developing, manufacturing, marketing and selling electric and electronic filters, surge suppressers and power distribution systems (the "Business");

     WHEREAS, CTI desires to sell the Acquired Assets (as defined in Section 1.1) to Buyer;

     WHEREAS, Buyer desires to purchase and acquire from CTI, upon the terms and subject to the conditions hereinafter set forth, the Acquired Assets, in consideration of the payment of the Purchase Price (as defined in Section 3.1) and the assumption by Buyer of the Assumed Liabilities (as defined in Section 2.1);

     WHEREAS, Buyer has entered into an employment agreement with Walter D. Rogers, Jr. ("Rogers"), the President of CTI, dated the date hereof, but effective only upon consummation of the acquisition of the Acquired Assets; and

     WHEREAS, as used herein, "Exhibits" refers to Exhibits attached hereto as of the date of execution of this Agreement, and "Schedules" refers to Schedules attached hereto as of the date of execution of this Agreement, as supplemented pursuant to Section 10.9 or, if so specified herein, Schedules attached to a separate Exhibit Volume delivered at Closing with a cover page executed by the parties for identification herewith (the "Exhibit Volume").

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and other good and valuable consideration had and received, the parties hereto, on the basis of, and in reliance upon, the representations, warranties, covenants, obligations and agreements set forth herein, and upon the terms and subject to the conditions contained herein, hereby agree as follows:

                    ARTICLE I.  PURCHASE AND SALE OF ASSETS

     1.1 Purchase and Sale of Assets. Upon and subject to the terms and conditions of this Agreement, at the Closing (as defined in Section 4.1), CTI shall sell, assign, transfer and deliver to Buyer, and Buyer shall purchase and acquire from CTI all of the assets, properties, rights and interests of CTI on the Closing Date, of every kind and description, tangible or intangible and wherever situated (other than the Retained Assets (as described in Section 1.2)), free and clear of any and all liens, equities, claims, prior assignments, mortgages, charges, security interests, pledges, restrictions or encumbrances whatsoever (collectively, "Liens"), other than the Permitted Encumbrances (as defined in Section 5.1(d)) (such assets, properties, rights and interests being hereinafter collectively called the "Acquired Assets"). Without limiting the generality of the foregoing, the Acquired Assets shall include the following:

          (a) Prepaid Items. All rights and interests of CTI relating to prepaid expenses, advance payments, deposits and prepaid items, including (as used throughout this Agreement, "including" means "including, without limitation", "herein" means "throughout this Agreement", and "hereto" means "to this Agreement"), prepaid interest and deposits with lessors, suppliers, insurance carriers (if and to the extent Buyer succeeds to the interest of CTI under the applicable insurance policy) or utilities;

                                                   CTI ASSET PURCHASE AGREEMENT

          (b) Inventory. All of CTI's inventories, including all inventories of products, work-in-process, finished goods, raw materials, supplies, equipment, parts, labels and packaging (including all of CTI's rights and interests in goods in transit, consigned inventory, inventory sold on approval and rental inventory) and all returned products, samples and obsolete and nonsaleable inventory (collectively, "Inventory"), which inventory as of the end of the month preceding the Closing Date will be described on Schedule 1.1(b) -Inventory attached to the Exhibit Volume and will be updated as of the Closing Date by a supplement to Schedule 1.1(b) prepared and delivered by CTI at the time of delivery of the Closing Date Balance Sheet pursuant to Section 3.3;

          (c) Accounts Receivable. All of CTI's accounts receivable, notes receivable and royalties receivable, any payments received by CTI with respect thereto after the Closing Date, unpaid interest accrued thereon, and any security or collateral relating thereto, including all past due, reserved and written off accounts receivable (collectively, "Accounts Receivable"), which Accounts Receivable as of a date within one week of the Closing Date will be described on Schedule 1.1(c) - Accounts Receivable attached to the Exhibit Volume and will be updated as of the Closing Date by a supplement to Schedule 1.1(c) prepared and delivered by CTI within 10 days after the Closing Date;

          (d) Tangible Personal Property. All of CTI's motor vehicles, machinery, equipment, office furniture, furnishings, molds, jigs, tooling, dies, tools, fixtures, office equipment, computer hardware and software, leasehold and other improvements and other tangible personal property, which assets (other than assets whose individual book value is equal to or less than $2,000) as of the end of the month preceding the Closing Date will be described on Schedule 1.1(d) - Tangible Personal Property attached to the Exhibit Volume and will be updated as of the Closing Date by a supplement to Schedule 1.1(d) prepared and delivered by CTI at the time of delivery of the Closing Date Balance Sheet pursuant to Section 3.3, but excluding those items described on
Schedule 1.2(f) - Retained Equipment and Tangible Personal Property (collectively "Tangible Personal Property");

          (e) Books, Records and Written Materials. All of CTI's business records, including all financial books and records, sales order files, purchase order files, engineering order files, warranty and repair files, supplier lists, customer lists, dealer, representative and distributor lists, studies, surveys, analyses, strategies, plans, forms, designs, diagrams, drawings, specifications, technical data, production and quality control records, formulations, and any other information which has been reduced to writing (but excluding the personnel records of any employee who does not consent in writing to the disclosure and transfer of his records to Buyer and excluding those documents detailed in
Section 1.2(a));

          (f) Catalogs and Advertising Materials. All of CTI's promotional and advertising materials, including all catalogs, brochures, videos, plans, manuals, handbooks, and equipment and parts lists;

          (g) Intellectual Property Rights. Any and all trademarks, service marks, trade names, copyrights or patents (and any applications for any of the foregoing and rights therein), together with all claims for damages against Persons by reason of past infringement and the right to sue for and collect such damages, licenses, shop rights, know-how, developments, research data, designs, specifications, technology, test procedures, processes, formulas, confidential information and all other intellectual and intangible property rights, inventions (whether or not patentable), discoveries, business methods and trade secrets owned by CTI or to, or in, which CTI has any right or interest whatsoever, including CTI's interest in the intellectual and intangible property rights described on Schedule 1.1(g) - Intellectual Property and including any trademarks, service marks, copyrights or patents used by CTI in the Business which are registered in the name of Buffton or a subsidiary of Buffton on the date of execution of this Agreement (as used herein, "Person" means a corporation, limited liability company, association, partnership, organization, trust, joint venture or other legal entity, an individual or a Governmental Authority);

          (h) Contracts. All rights and benefits of CTI in, to or under any licenses, contracts, agreements, commitments and undertakings, whether oral or written, (including unfilled customer orders) to which CTI is a party or by which any of the Acquired Assets are bound, including the contracts and agreements which are identified on Schedule 1.1(h) - Assumed Contracts (together, the "Assumed Contracts");

                                                   CTI ASSET PURCHASE AGREEMENT

          (i) Permits and Approvals. All licenses, permits, approvals, variances, waivers or consents (collectively, "Permits") issued to CTI by any foreign, United States, state or local governmental entity or municipality or subdivision thereof or any authority, department, commission, board, bureau, agency, court or instrumentality (collectively, "Governmental Authorities"), to the extent transferable to Buyer;

          (j) Lease. All of CTI's right, title and interest under that certain Standard Commercial Lease, dated June 1, 1995, between Bradford Management Company of Dallas, Inc. (as agent for the owner) and CTI (the "Irving Lease"); and

          (k) Other Assets. Excluding the Retained Assets described in Section 1.2, all of the other properties, assets, rights and interests of every kind and description, wherever located, of CTI including such assets, properties, rights and interests as are reflected on the Closing Date Balance Sheet or which are owned by CTI on the Closing Date.

     1.2 Retained Assets. Notwithstanding any other provision of this Agreement, CTI shall retain, and the Acquired Assets shall not include, any of the following assets of CTI (such assets being collectively referred to hereinafter as the "Retained Assets"):

          (a) Corporate Records. CTI's corporate books and records, including stock certificates, treasury stock, stock transfer records, corporate seals and minute books, and CTI's tax returns and tax supporting information, any final or draft documents, correspondence or memoranda related to prior contemplated sales of the assets of CTI, records constituting privileged and confidential attorney-client communications or work product related hereto and the transactions contemplated hereby, and the personnel records of any employee who does not consent in writing to the disclosure and transfer of his records to Buyer;

          (b) CTI Rights under this Agreement. All rights of CTI under this Agreement;

          (c) Prepaid Taxes and Tax Refunds. Prepaid foreign, federal, state or local taxes and any rights of CTI to any tax refunds or carrybacks;

          (d) Employee Plans. All rights and benefits in and under the Employee Plans (as hereinafter defined);

          (e) Retained Equipment. All equipment and tangible personal property described on Schedule 1.2(e) - Retained Equipment and Tangible Personal Property and all tangible personal property owned by CTI employees, wherever located; and

          (f) Cash and Deposits. Short and long-term deposits in banks and other institutions or funds, marketable securities, cash and cash equivalents.

     1.3 Purchase of Lexus Automobile. At Closing, Buyer shall purchase from Buffton, and Buffton shall sell, the 1997 Lexus ES 300 owned by Buffton and used by Rogers for a purchase price equal to Buffton's cost ($37,544.30) less depreciation through the Closing Date.


                     ARTICLE II.  ASSUMPTION OF LIABILITIES

     2.1 Assumed Liabilities. On the terms and subject to the conditions set forth in the Assignment and Assumption Agreement attached hereto as Exhibit 4.2(c), at the Closing, Buyer shall assume the following liabilities and obligations of CTI (collectively referred to hereinafter as the "Assumed Liabilities"):

          (a) Accounts Payable. All of CTI's trade and other accounts payable reflected on the Closing Date Balance Sheet, including the accounts payable shown on Schedule 2.1(a)-(b) - Accounts Payable and Accrued Liabilities to the
Exhibit Volume as of the end of the month preceding the Closing Date and updated as of the Closing Date by a supplement to Schedule 2.1(a) delivered at the time of delivery of the Closing Date Balance Sheet, but only up to the amount reflected on the Closing Date Balance Sheet;

                                                   CTI ASSET PURCHASE AGREEMENT

          (b) Accrued Liabilities. Liabilities, if any, of the following types (but only up to the amount reflected on the Closing Date Balance Sheet): accrued representatives' commissions, accrued travel expenses, accrued real and personal property taxes, accrued sales and use taxes, accrued vacation pay and accrued sales "spiff" expenses, accrued sales presentations and accrued miscellaneous (including the accrued liabilities shown on Schedule 2.1(a)-(b) - Accounts Payable and Accrued Liabilities to the Exhibit Volume as of the end of the month preceding the Closing Date and updated as of the Closing Date by a supplement to
Schedule 2.1(b) delivered at the time of delivery of the Closing Date Balance Sheet) (but excluding all other accrued expenses, including accrued bonuses and other incentive compensation, accrued franchise and income taxes, accrued interest, accrued salary and wages, accrued payroll taxes and accrued employee withholding tax obligations);

          (c) Contracts. All liabilities and obligations of CTI arising under the Assumed Contracts which are to be performed after the Closing, provided, however, that Buyer shall not assume or be responsible for any such liabilities or obligations which arise from defaults thereunder or breaches thereof by CTI prior to the Closing Date (whether a claim for any such default or breach is made before or after the Closing);

          (d) Lease Liabilities. All liabilities and obligations of CTI under the Irving Lease for time periods after the Closing Date and any liability or obligation of CTI under the Irving Lease for time periods prior to the Closing Date if and to the extent reflected on the Closing Date Balance Sheet, provided, however, that Buyer shall not assume or be responsible for any such liabilities or obligations which arise from defaults thereunder or breaches thereof by CTI prior to the Closing Date or for any Environmental Matters (as defined in Section 2.2) related in any way to the Irving Lease or the leased facility;

          (e) Taxes. All real and personal property taxes, sales and use taxes attributable to the sale of inventory, payroll taxes and employee withholding tax obligations and other taxes relating to Buyer's operation of the Business after the Closing and all real and personal property taxes and sales and use taxes attributable to the sale of inventory relating to the operation of the Business prior to the Closing if and to the extent reflected on the Closing Date Balance Sheet; and

          (f) Sick Leave. The unused sick leave to which the employees of CTI who are hired by Buyer are entitled pursuant to the sick leave policy attached hereto as Schedule 2.1(f) - Sick Leave Policy (which Buffton and CTI represent and warrant is the sick leave policy in force and effect at CTI).

     2.2 Retained Liabilities. Except for the Assumed Liabilities, CTI shall retain all, and Buyer shall have no responsibility for any, of CTI's liabilities and obligations, whether or not relating to the Business or Acquired Assets, whether fixed, contingent or otherwise, and whether known or unknown (collectively referred to hereinafter as the "Retained Liabilities"). Without limiting the foregoing, CTI shall retain all liabilities for environmental matters ("Environmental Matters") arising under Environmental Laws (as that term is defined in Section 5.1(f)) in connection with violations, disposal, events, occurrences or releases that occurred prior to the Closing Date.

     2.3 Prorations. Utility charges, real estate and personal property taxes and assessments, both general and special, and similar proratable items which are attributable to the Acquired Assets, shall be apportioned between Buyer and CTI as follows: any item which relates to the period prior to the Closing Date shall, to the extent not accrued on the Closing Date Balance Sheet, be apportioned to and paid by CTI, and any such item which relates to the period on or after the Closing Date, whether or not accrued on the Closing Date Balance Sheet, shall be apportioned to and paid by Buyer.


                          ARTICLE III.  PURCHASE PRICE

     3.1 Payment. In full consideration for the sale, transfer and assignment of the Acquired Assets, but subject to adjustment as provided in Section 3.3, Buyer shall, in addition to its assumption of the Assumed Liabilities, deliver and pay to CTI a cash purchase price of Twenty-Five Million Five Hundred Thousand Dollars ($25,500,000) (the "Purchase Price"), payable at the Closing by wire transfer in readily available same day funds (or next day funds if the Closing is after 2:00 p.m. EST).

                                                   CTI ASSET PURCHASE AGREEMENT

     3.2 Allocation of Purchase Price. The Purchase Price and the Assumed Liabilities represent the amount agreed upon by the parties to be the value of the Acquired Assets, it being further agreed that the Purchase Price and the Assumed Liabilities shall be allocated among the Acquired Assets with all of the Purchase Price in excess of the book value of the Acquired Assets reflected on the Closing Date Balance Sheet (as defined in Section 3.3(a)) being allocated to goodwill as more specifically set forth on Schedule 3.2 - Allocation of Purchase Price to the Exhibit Volume. Buyer and CTI shall report the purchase and sale of the Acquired Assets in accordance with the formula set forth on such Schedule for all Federal, state and local tax purposes.

     3.3  Adjustment of Purchase Price.

          (a) Closing Date Balance Sheet. Within 45 days after the Closing, CTI shall prepare and submit to Buyer a balance sheet which fairly presents the Acquired Assets and the Assumed Liabilities as of the Closing Date (the "Closing Date Balance Sheet"). The Closing Date Balance Sheet shall be prepared from the books and records kept by CTI, in accordance with generally accepted accounting principles ("GAAP"), and in a manner consistent with the year-end financial statements for the previous three years, except that the Closing Date Balance Sheet shall not be prepared in a manner consistent with prior years with respect to the matters disclosed on Schedule 5.1(i)(B) - Financial Statement - Inconsistencies and will not include assets which are not Acquired Assets nor liabilities which are not Assumed Liabilities. Notwithstanding the foregoing, the Closing Date Balance Sheet: (i) shall include reserves for excess, obsolete, non-saleable and non-useable inventories and a reserve for doubtful accounts, all of which shall be determined in the manner described on Schedule 3.3(a) - CDBS Methodologies, and (ii) shall reflect accruals for sales commissions, sales incentives, sales "spiffs" and accrued vacation, which shall be determined in the manner described on Schedule 3.3(a) - CDBS Methodologies. The statements and provisions of Schedule 3.3(a) - CDBS Methodologies are solely for the purposes stated in this Section 3.3 and shall not be used in interpreting or determining whether or not a breach has occurred with respect to the representations and warranties contained in Section 5.1 other than Section 5.1(l).

          (b) Net Tangible Asset Calculation. On the basis of the Closing Date Balance Sheet and concurrently with the submission thereof to Buyer, CTI shall prepare a statement of, and certify, the amount of the Net Tangible Assets (calculated in accordance with Schedule 3.3(b) - Net Tangible Asset Calculation) as of the Closing Date. Buyer shall make available such books, records and information and such time and assistance from Rogers, Thomas Casbon and such other Buyer employees as CTI and its accounting firm may reasonably request to enable CTI to prepare the Closing Date Balance Sheet provided that such time and assistance does not interfere with Buyer's operation of the Business.

          (c) Review Period for CDBS. Buyer shall have 30 days from the date of the submission of the Closing Date Balance Sheet (the "Initial Review Period") in which to review the Closing Date Balance Sheet and the Net Tangible Assets calculation, and if, in Buyer's reasonable judgment, the Closing Date Balance Sheet (or the Net Tangible Assets calculation derived therefrom) has not been prepared (or calculated) as required by Sections 3.3(a) and (b), Buyer shall have the right to propose any adjustment thereto within the Initial Review Period. Buyer and CTI in good faith shall attempt for 30 days after the expiration of the Initial Review Period (the "Negotiating Period") to agree upon any such proposed adjustments. Any dispute as to the content or preparation of the Closing Date Balance Sheet (or the Net Tangible Assets calculation derived therefrom) which is not resolved by Buyer and CTI during the Negotiating Period shall be submitted for resolution to a partner at the Dallas, Texas office of Ernst & Young (the "Arbitrator"), whose costs shall be divided equally between Buyer and CTI. The submission to the Arbitrator shall be conducted in accordance with rules and procedures proposed by the Arbitrator and agreed to by CTI and Buyer (or failing agreement, by the American Arbitration Association's Commercial Arbitration Rules) and shall be deemed to be an arbitration governed by United States Arbitration Act, 9 U.S.C. Sections 1-16. The final decision of the Arbitrator shall be final and binding on Buyer and CTI.

          (d) Purchase Price Adjustment. If and to the extent the amount of the Net Tangible Assets is less than $2,500,000, CTI shall pay to Buyer an amount equal to such shortfall. If the amount of the Net Tangible Assets is a negative amount, CTI shall pay Buyer a sum in cash equal to $2,500,000 plus the absolute value of such negative amount. If and to the extent the amount of the Net Tangible Assets exceeds

                                                   CTI ASSET PURCHASE AGREEMENT

$2,500,000, Buyer shall pay to CTI an amount equal to such excess.

          (e) Payment of Adjustment. All payments required to be made hereunder shall be made within 5 days after the later of (i) the expiration of the Initial Review Period, (ii) the date on which the parties agree on any adjustment proposed by CTI during the Initial Review Period, or (iii) the date on which the final decision of the Arbitrator is rendered. All payments required to be made pursuant to this Section 3.3 shall be made by wire transfer of readily available, same-day funds, and shall effect an adjustment to the Purchase Price paid by Buyer hereunder. Any payments made after the due date shall bear interest from the due date until the date paid at a rate per annum equal to the daily average prime rate published in the Money Rates section of The Wall Street Journal.

     3.4 Insurance Policy Adjustments. Buyer shall promptly remit to CTI any refunds received by Buyer from insurance carriers with respect to insurance policies maintained by CTI, if and to the extent such refunds relate to periods ended prior to the Closing and are not reflected as an asset on the Closing Date Balance Sheet.


                              ARTICLE IV.  CLOSING

     4.1 General. As used herein, the "Closing" shall mean the time at which CTI consummates the sale, assignment, transfer and delivery of the Acquired Assets to Buyer as provided herein against payment by Buyer of the Purchase Price and the assumption by Buyer of the Assumed Liabilities. The Closing shall take place at the offices of Fulbright & Jaworski L.L.P. in Dallas, Texas, on the third business day after the later of the date on which the condition precedent stated in Section 4.4(a)(i) is satisfied or the date on which the condition precedent stated in Section 4.4(a)(ii) is satisfied. The date of the Closing is referred to herein as the "Closing Date".

     4.2 Documents Delivered by Buffton, Summatronix and CTI. At the Closing, Buffton, Summatronix and CTI shall deliver to Buyer the following, duly executed by the appropriate parties, subject to satisfaction of the conditions precedent to the obligations of Buffton, Summatronix and CTI stated herein:

          (a) Resolutions. Certified copies of the resolutions of the directors and stockholders of CTI, Summatronix and Buffton authorizing and approving this Agreement and all transactions involving Buffton, Summatronix or CTI contemplated hereby, together with incumbency certificates for CTI, Summatronix and Buffton;

          (b) Opinion of Buffton Counsel. An opinion, dated as of the Closing Date, of Fulbright & Jaworski L.L.P. to Buyer to the effect that the meeting of the stockholders of Buffton was duly noticed and convened and that the consummation of the transactions proposed herein was duly authorized by the stockholders of Buffton at that meeting and as to such other matters of law as are reasonably requested by Buyer which are customary in transactions of the nature contemplated by this Agreement, subject to customary exceptions;

          (c) Assignment and Assumption of Contracts and Liabilities. An Assignment and Assumption Agreement in the form attached hereto as Exhibit 4.2(c);

          (d) Bill of Sale. A bill of sale and assignment selling, transferring and assigning the Acquired Assets to Buyer, free and clear of any and all Liens, in the form attached hereto as Exhibit 4.2(d);

          (e) Required Consents.  All of the Required Consents (as defined in
Section 5.1(x)) which are identified on Schedule 5.1(x) - Required Consents as being necessary for consummating the sale of the Acquired Assets, including a consent to the assignment of the Texas A&M license described on Schedule 1.1(h) (provided that consents for the assignment of contracts with departments and agencies of the United States government which cannot be legally obtained until after the Closing, contracts terminable without penalty on 30 days or less notice, leases of office equipment, contracts not expressly requiring consent and customer purchase orders need not be obtained but, except for customer purchase orders, shall be disclosed on such Schedule);

                                                   CTI ASSET PURCHASE AGREEMENT

          (f) Assignment and Assumption of Irving Lease. An Assignment and Assumption of the Irving Lease, in the form attached hereto as Exhibit 4.2(f) (which shall include the landlord's consent, if required, and confirmation that all rent that is due and owing has been paid and that the landlord knows of no default under the Irving Lease);

          (g) Motor Vehicle Titles. Certificates of title for all motor vehicles comprising part of the Acquired Assets and appropriate transfer forms duly executed (including those for the Lexus to be sold by Buffton to Buyer);

          (h) Other Documents. Such other deeds, bills of sale, endorsements, assignments, affidavits, and other instruments of sale, assignment, conveyance and transfer, in form and substance reasonably satisfactory to Buyer, CTI and their respective counsel, as are required to effectively vest in Buyer all of CTI's right, title and interest in and to all of the Acquired Assets, free and clear of any and all Liens;

          (i) Lien Releases. Such releases and termination statements as are necessary for the termination and release of any and all Liens (other than the Permitted Encumbrances (as defined in Section 5.1(d)) on the Acquired Assets; and

          (j) Releases of CTI Employees from Secrecy Agreements. Releases from CTI permitting employees of CTI who have signed confidentiality or secrecy agreements with CTI to disclose information to Buyer and Danaher.

     4.3 Documents Delivered by Danaher and Buyer. At the Closing, Danaher and Buyer shall deliver to CTI the following, duly executed by the appropriate parties, subject to satisfaction of the conditions precedent to the obligations of Danaher and Buyer stated herein:

          (a) Resolutions. Certified copies of the resolutions of the Executive Committee of the board of directors of Danaher and by the board of directors of Buyer authorizing and approving this Agreement and all transactions and other agreements contemplated hereby, together with incumbency certificates for Buyer;

          (b) Required Consents. Except for any consent which may be required by the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended ("HSR"), no consent of any Person is necessary for Danaher or Buyer to perform their obligations under this Agreement;

          (c) Assignment and Assumption of Contracts and Liabilities. An Assignment and Assumption Agreement in the form attached hereto as Exhibit 4.2(c);

          (d) Assignment and Assumption of Irving Lease. An Assignment and Assumption of the Irving Lease in the form attached hereto as Exhibit 4.2(f);

          (e) Opinion of Danaher Counsel. An opinion, dated as of the Closing Date, of Wilmer, Cutler & Pickering, counsel to Buyer and Danaher as to such matters of law as are reasonably requested by Buffton and CTI which are customary in transactions of the nature contemplated by this Agreement, subject to customary exceptions; and

          (f) Payment of Purchase Price. Payment of the Purchase Price in the manner and the amount set forth in Section 3.1.

     4.4  Other Conditions to Closing.

          (a) Conditions to Obligations of Each Party. The obligations of Buffton, CTI, Danaher and Buyer to close this Agreement are subject to the satisfaction of the following conditions:

               (i) definitive proxy materials relating to a meeting of the stockholders of Buffton have been filed with the Securities and Exchange Commission ("SEC") and cleared by the SEC for mailing to Buffton's stockholders, and this Agreement has been approved and adopted, by the requisite vote of Buffton's

                                                   CTI ASSET PURCHASE AGREEMENT
stockholders in accordance with Delaware law and Buffton's Certificate of Incorporation and By-Laws;

               (ii) the waiting period under HSR relating hereto has expired or been terminated;

               (iii) no provision of any applicable domestic law or regulation, and no judgment, injunction, order, or decree of a Governmental Authority that has the effect of making the Closing illegal or otherwise restrains or prohibits the Closing is in effect (each party agreeing to use commercially reasonable efforts, including appeals to higher courts, to have any such judgment, injunction, order, or decree lifted); and

               (iv) all consents, authorization, orders and approvals of, or filings or registrations with, any Governmental Authority required in connection with the execution, delivery and performance of this Agreement have been obtained or made, except where the failure to obtain or make any such consent, authorization, order, approval, filing or registration is not likely to have, individually or in the aggregate, a material adverse effect on Buffton, CTI or Danaher.

          (b) Conditions to Obligations of Danaher and Buyer. The obligations of Danaher and Buyer to close this Agreement are subject to the satisfaction of the following conditions:

               (i) Buffton, Summatronix and CTI have performed all material obligations to be performed by them under this Agreement at or prior to the Closing, and, subject to and except for disclosures made on the Schedules hereto as of the date of this Agreement, and, except for inaccuracies or omissions which do not individually or in the aggregate have a material adverse effect on CTI, the representations and warranties of Buffton, Summatronix and CTI contained herein are true at and as of the Closing Date as if made at and as of the Closing Date (unless the representation or warranty is made as of a specified date, in which case such representation or warranty will be true as of such date), and Danaher has received a certificate signed by an executive officer and by the chief financial officer (who may be the same person) of Buffton and by the Controller of CTI to the foregoing effect.

               (ii) There have been no material adverse changes in the business operations, affairs, prospects, properties assets existing and potential liabilities, obligations, profits or condition (financial or otherwise) of CTI, and no changes in the financial condition of Buffton which would have a material adverse effect on Buffton's ability to perform its obligations under this Agreement, since the Balance Sheet Date (as defined in Section 5.1(i)), and Danaher shall have received a certificate signed on behalf of Buffton and CTI dated the Closing Date to such effect.

       (c) Conditions to the Obligations of Buffton, Summatronix and CTI. The obligations of Buffton, Summatronix and CTI to close this Agreement are subject to the conditions that Danaher and Buyer have performed all material obligations to be performed by them under this Agreement at or prior to the Closing Date, and, except for inaccuracies or omissions which do not individually or in the aggregate have a material adverse effect on Danaher and Buyer, the representations and warranties of Danaher and Buyer contained herein are true at and as of the Closing Date as if made at and as of the Closing Date (unless the representation or warranty is made as of a specified date, in which case such representation or warranty will be true as of such date), and Buffton has received a certificate signed by an officer of the Danaher and Buyer to the foregoing effect.

                                                   CTI ASSET PURCHASE AGREEMENT

                  ARTICLE V.  REPRESENTATIONS AND WARRANTIES

     5.1 Representations and Warranties of Buffton and CTI. Except for the matters disclosed on a schedule identified by a representation or warranty and attached hereto, Buffton, Summatronix and CTI jointly and severally represent and warrant to Danaher and Buyer that on the date hereof and as of the Closing
Date:

          (a) Organization and Standing; Power and Authority.

               (i) CTI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority to operate the Business, to own or lease the Acquired Assets, to carry on the Business as now being conducted, and to make and perform this Agreement, and the transactions and other agreements and instruments contemplated by this Agreement. CTI has no subsidiary corporations and owns no interest, direct or indirect, in any other business enterprise, firm or corporation. CTI is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect upon the Business or the Acquired Assets.

               (ii) This Agreement, and all other agreements and instruments to be executed and delivered by CTI in connection herewith, when executed and delivered by CTI, shall have been duly executed and delivered by CTI. This Agreement and the transactions and other agreements and instruments contemplated hereby for CTI have been duly approved by the Directors and sole stockholder of CTI, subject to approval by the requisite number of stockholders of Buffton, and constitute, or shall constitute, the valid and binding obligations of CTI, enforceable in accordance with their respective terms, except to the extent that enforceability may be limited by bankruptcy, receivership, moratorium, conservatorship, reorganization or other laws of general application affecting the rights of creditors generally or by general principals of equity ("Debtor Relief Laws").

               (iii) Summatronix is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority to operate its business, to own or lease its assets, to carry on its business as now being conducted, and to make and perform this Agreement, and the transactions and other agreements and instruments contemplated by this Agreement. Summatronix is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect upon its business or its assets.

               (iv) This Agreement, and all other agreements and instruments to be executed and delivered by Summatronix in connection herewith, when executed and delivered by Summatronix, shall have been duly executed and delivered by Summatronix. This Agreement and the transactions and other agreements and instruments contemplated hereby for Summatronix have been duly approved by the Directors and sole stockholder of Summatronix, subject to approval by the requisite number of stockholders of Buffton, and constitute, or shall constitute, the valid and binding obligations of Summatronix, enforceable in accordance with their respective terms, except to the extent that enforceability may be limited by Debtor Relief Laws.

               (v) Buffton is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority to make and perform this Agreement, and the transactions and other agreements and instruments contemplated by this Agreement for execution or performance by Buffton or to which Buffton is a party.

               (vi) This Agreement, and all other agreements and instruments to be executed and delivered by Buffton in connection herewith, when executed and delivered by Buffton, shall have been duly executed and delivered by Buffton. This Agreement and the transactions and other agreements and instruments contemplated hereby have been duly approved by the directors of Buffton, subject to approval by the requisite number of stockholders of Buffton, and constitute the valid and binding obligations of Buffton, enforceable in accordance with their respective terms, except to the extent that enforceability may be limited by Debtor Relief Laws.

                                                   CTI ASSET PURCHASE AGREEMENT

          (b) Certificates of Incorporation and By-Laws.

               (i) The copies of the Certificate of Incorporation and By-Laws of CTI, certified by its Secretary and delivered by CTI to Buyer, are true, correct and complete as of the date of this Agreement and have not been amended or modified in any respect.

               (ii) The copies of the Certificate of Incorporation and By-Laws of Summatronix, certified by its Secretary and delivered by Summatronix to Buyer, are true, correct and complete as of the date of this Agreement and have not been amended or modified in any respect.

               (ii) The copies of the Certificate of Incorporation and By-Laws of Buffton, certified by its Secretary and delivered by Buffton to Buyer, are true, correct and complete as of the date of this Agreement and have not been amended or modified in any respect.

          (c)  Conflicts; Defaults.

               (i) Neither the execution and delivery of this Agreement and the other agreements and instruments executed in connection herewith by Buffton, Summatronix or CTI, nor the performance by Buffton, Summatronix or CTI of the transactions contemplated hereby or thereby, (assuming the requisite number of stockholders of Buffton approve the transactions) will (A) violate, conflict with, or constitute a default under, any of the terms of Buffton's, Summatronix's or CTI's Certificate of Incorporation or By-Laws, or any provisions of, or result in the acceleration of any obligation under, any contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease, agreement, instrument, order, judgment or decree relating to the Business or the Acquired Assets, or by which Buffton, Summatronix, CTI or the Acquired Assets are bound, including the Assumed Contracts, (B) result in the creation or imposition of any Liens in favor of any third person or entity upon any of the Acquired Assets, (C) violate any law, statute, judgment, decree, order, rule or regulation of any Governmental Authority, or (D) constitute an event which, after notice or lapse of time or both, would result in such violation, conflict, default, acceleration, or creation or imposition of Liens.

               (ii) Buffton, Summatronix and CTI are not, as of the date of this Agreement, in violation of or in default under their respective Certificates of Incorporation or By-Laws, or any provision of any contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease, agreement, instrument, order, judgment or decree relating to the Business or the Acquired Assets, or by which Buffton, Summatronix, CTI or the Acquired Assets is bound other than violations or defaults which will not have a material adverse effect on the Business or the Acquired Assets, including the Assumed Contracts, or in the payment of any of CTI's monetary obligations or debts, and, to the best of Buffton's, Summatronix's and CTI's knowledge, there exists no condition or event which, after notice or lapse of time or both, would result in any such violation or default other than violations or defaults which will not have a material adverse effect on the Business or the Acquired Assets.

          (d) Acquired Assets; Title; Required Consents.

               (i) The Acquired Assets and the Retained Assets are the only properties and assets owned by CTI. The Acquired Assets being conveyed to Buyer under this Agreement constitute all of the assets necessary to conduct the Business in substantially the same manner as it was conducted by CTI since the Balance Sheet Date. The sale of the tangible assets will be "as is, where is", with no representations or warranties as to condition.

               (ii) CTI has good and indefeasible title to each item of tangible personal property included in the Acquired Assets and owned by CTI, and CTI has the right to use and, subject to obtaining the Required Consents, to transfer to Buyer each item of tangible personal property included in the Acquired Assets and leased by CTI. All of the Acquired Assets (except for the obligations of performance under the Assumed Contracts) are free and clear of all Liens and claims of any kind or nature whatsoever, except for statutory landlord's lien and the contractual security interest covering the personal property contained in or arising by virtue of the Irving Lease, the Liens set forth on Schedule 5.1(d) - Permitted Encumbrances and the Permitted Liens as defined in Section 5.1(e) (collectively, the "Permitted Encumbrances"). Except as disclosed on
Schedule 5.1(d) - Permitted Encumbrances, none of the Acquired Assets are other than in the sole possession and under the sole control of CTI.

                                                   CTI ASSET PURCHASE AGREEMENT

The delivery to Buyer of the instruments of transfer of ownership contemplated by this Agreement will vest good and indefeasible title to the Acquired Assets in Buyer, free and clear of all Liens and claims of any kind or nature whatsoever, except the Permitted Encumbrances.

               (iii) The sale, transfer and assignment of the Acquired Assets does not require any consents or approvals of any third parties or any Governmental Authority other than the Required Consents (as defined in Section 5.1(x));

          (e) Real Property. CTI does not, and has never owned, any interest or right in real property (including easements, buildings, structures, fixtures and improvements), other than the interest and rights described on Schedule 5.1(e) Real Estate and Leases. Each lease or agreement which is identified on such Schedule as being in full force and effect is in full force and effect and is a legal, binding, and enforceable obligations of the parties thereto (subject to the Debtor Relief Laws) and, to the best of CTI's knowledge, no event has occurred which constitutes or, with the giving of notice or passage of time, or both, would constitute a default or breach thereunder. CTI has good and indefeasible title to, and the right to quiet enjoyment of all real property subject to, the leaseholds described in such Schedule for the full term of such lease and any renewal option related thereto, free and clear of all Liens except
(i) liens for taxes and assessments or governmental charges or levies not yet due and payable, (ii) liens of any lender or other creditor of the landlord, and
(iii) liens and encumbrances incidental to the conduct of the Business which were not incurred in connection with the borrowing of money or the obtaining of advances or credits and which do not in the aggregate materially detract from the value of its property or materially impair the use thereof in the operation of the Business (collectively, "Permitted Liens"), and, to CTI's knowledge (without reviewing a title report or doing any other due diligence), no leasehold or other interest of CTI in such real property is subject or subordinate to any Lien (except Permitted Liens). Neither the whole nor any portion of any real property leased or occupied by CTI has been condemned, requisitioned or otherwise taken by any Governmental Authority, and, to CTI's knowledge, no such condemnation, requisition or taking is threatened or contemplated.

          (f) Environmental and Safety Compliance.  Except as disclosed on
Schedule 5.1(f) -Environmental and Safety Compliance:

               (i) Neither (A) the operation of the Business by CTI or agents under the direction and control of CTI, (B) the ownership, use or operation of the Acquired Assets by CTI or agents under the direction and control of CTI, nor
(C) the manufacture or sale by CTI or agents under the direction and control of CTI of the processes, results or products of CTI, has violated or violates any foreign, federal, state or local statute, law, common law, rule, regulation, ordinance or order relating to air, water or noise pollution, employee health and safety, or the production, storage, labeling, transportation or disposition of waste or hazardous or toxic substances, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Toxic Substances Control Act of 1976, as amended, the Resource Conservation Recovery Act of 1976, as amended, the Clean Air Act, as amended, the Federal Water Pollution Control Act, as amended, or the Occupational Safety and Health Act of 1970 (collectively, the "Environmental Laws"), and CTI has not received notice of any violation of any of the Environmental Laws.

               (ii) CTI has timely obtained all licenses and permits and timely filed all reports required to be filed under the Environmental Laws.

               (iii) CTI has not, and, to the best of the knowledge of Rogers, no other person has, stored any chemical substances, including any "Hazardous Substances", "Pollutants" or "Contaminants" (as such terms are defined in CERCLA), or petroleum (including crude oil or any fraction thereof), all of which are collectively referred to as "Chemical Substances", on, beneath or about any of the properties owned, leased or used by CTI, except for inventories of such Chemical Substances to be used, and wastes generated therefrom, in the ordinary course of the business of CTI (which inventories and wastes, if any, were stored and disposed of in compliance with the Environmental Laws, including storage so that there was no release of any Chemical Substance to the environment which violated, or created any liability or obligation under, the Environmental Laws).

               (iv) CTI has not, and, to the best of the knowledge of Rogers, no other person has, buried, dumped or otherwise disposed of, or permitted the intentional or accidental release of, any Chemical Substances, including any Hazardous Substances, Pollutants or Contaminants on, beneath or about any property

                                                   CTI ASSET PURCHASE AGREEMENT
ever owned, leased or used by CTI.

               (v) CTI has not received any notice from any Governmental Authority or private or public entity advising CTI that it is potentially responsible for response costs with respect to a release or threatened release of Hazardous Substances, Pollutants or Contaminants.

               (vi) CTI has not, and to the best of the knowledge of Rogers, no other Person has installed, used, owned or operated any underground storage tank on or beneath any property ever owned, used or leased by CTI.

               (vii) There are no polychorinated biphenyls, asbestos-containing materials or radioactive substances on, beneath or about any property ever owned, used or leased by CTI.

               (viii) No environmental approvals, clearances or consents are required under applicable law from any entity or authority in order for the parties to consummate the transactions contemplated by this Agreement or for Buyer to transact the business of CTI after the Closing Date.

               (ix) CTI has disclosed, prior to the date of this Agreement, its waste practices, its use of Chemical Substances and all potentially material environmental matters and, and, to the best of the knowledge of Rogers, has disclosed all reports, assessments, remedial action plans or other similar documents relating to the environmental condition, whether or not material, of CTI's properties and operations.

          (g) Irving Lease. The Irving Lease has not been modified, altered, terminated or revoked, and is in full force and effect. CTI, as the present tenant under the Irving Lease, is not in default under, or in breach of, any of the terms of the Irving Lease. CTI knows of no existing fact or condition which could give rise to any such breach or default, or any claim against CTI, under the Irving Lease. To the best of CTI's knowledge, Bradford Management Company of Dallas, Inc. (as agent for the owner), as present lessor under the Irving Lease, is not in default thereunder, or in breach thereof, and CTI knows of no existing fact or condition which could give rise to any such breach or default, or any claim against the lessor under the Irving Lease.

          (h) Contracts. Schedule 5.1(h) - Contracts contains a complete list or description of (a) all licenses, contracts, agreements, commitments and undertakings (whether written or oral) relating to CTI or the Business, or to which CTI is a party or the Acquired Assets are bound, which create an obligation of more than $2,000, (b) each loan or credit agreement, security agreement, guaranty, indenture, mortgage, pledge, conditional sale or title retention agreement, equipment obligation, lease purchase agreement or other instrument evidencing indebtedness relating to CTI or the Business, or to which CTI is a party, (c) each contract, agreement, commitment or undertaking (whether written or oral) whether or not fully performed, between CTI and any Affiliate, officer, director, consultant or other employee of CTI which creates an obligation of more than $2,000, and (d) all distributor agreements, manufacturers' representatives or agents agreements, selling agents agreements and other agreements (whether written or oral) pursuant to which CTI sells or distributes its products regardless of the size or term of such agreements, (collectively, "Contracts").

          Except as disclosed on Schedule 5.1(h) - Contracts, each of the Contracts is in full force and effect, and is a legal, binding and enforceable obligation of or against the parties thereto, subject to the Debtor Relief Laws. Neither CTI nor, to the best of CTI's knowledge, any other party to any Contract is currently in breach or has improperly terminated any such Contract, or is in default under any Contract by which it is bound, and there exists no condition or event which, to the best of CTI's knowledge, after notice or lapse of time or both, would constitute any such breach, termination or default. CTI has delivered to Buyer true, correct and complete copies of each written Contract, an accurate and complete description of each oral Contract, and all modifications and amendments thereto.

                                                   CTI ASSET PURCHASE AGREEMENT

          (i)  Financial Statements of CTI.

               (i) Attached hereto as Schedule 5.1(i)(A) - Financial Statements are (I) the balance sheet of CTI (the "9/30/96 Balance Sheet") as of September 30, 1996 (the "Balance Sheet Date"), and statements of income and changes in financial position for the fiscal year ended September 30, 1996, together with the footnotes thereto and the unqualified opinion of Price Waterhouse (the "1996 Financial Statements"), and (II) the unaudited balance sheets of CTI as of September 30, 1994, September 30, 1995 and December 31, 1996 and the unaudited statements of income for the fiscal years ended September 30, 1994 and September 30, 1995 and the three months ended December 31, 1996 (the "Unaudited Financial Statements"). Except as described on Schedule 5.1(i)(B) -Financial Statements - Inconsistencies, (III) the 1996 Financial Statements were prepared from the books and records kept by CTI, in accordance with GAAP, in a manner consistent with the financial statements for the prior two fiscal years, and present fairly in all material respects the financial position of CTI as of September 30, 1996 and the results of its operations for the fiscal year ended September 30, 1996, and (IV) the Unaudited Financial Statements were prepared from the books and records kept by CTI, in accordance with GAAP (except for lack of footnotes and year-end audit adjustments) in all material respects, in a manner consistent with the financial statements for the prior fiscal year with respect to the September 30, 1995 financial statements and with the 1996 Financial Statements with respect to the financial statements for the three months ended December 31, 1996, and present fairly in all material respects the financial position of CTI as of September 30, 1994, September 30, 1995 and December 31, 1996 and the results of its operations for the fiscal year or quarter, as the case may be, ended on such dates.

               (ii) Except as disclosed on Schedule 5.1(i)(A) - Financial Statements or Schedule 5.1(i)(B) - Financial Statements - Inconsistencies, CTI's inventories are reflected on the 9/30/96 Balance Sheet at the lower of average cost or market with write-offs, write-downs or reserves providing for damaged, excess or obsolete items in accordance with the historical inventory policy and practices of CTI. The work-in-process and finished goods inventories reflected on the 9/30/96 Balance Sheet include capitalized overhead determined in accordance with the historical inventory policy and practices of CTI.

               (iii) The 1996 Financial Statements were consolidated into the consolidated financial statements of Buffton filed with the Securities and Exchange Commission without adjustment (other than consolidation entries reflecting CTI equity elimination).

          (j) Liabilities. Except as disclosed on Schedule 5.1(j) - Liabilities, CTI has no liabilities or obligations (in excess of $5,000 individually or $25,000 in the aggregate) of any nature whatsoever, whether absolute, accrued, contingent or otherwise, except for those (i) reflected or reserved on the 9/30/96 Balance Sheet, (ii) incurred or accrued since the Balance Sheet Date in transactions involving the purchase or sale of goods and services in the ordinary course of business, and consistent with the representations, warranties, covenants, obligations and agreements contained herein, or (iii) under the Contracts (exclusive of any liabilities or obligations which arise from defaults thereunder or breaches thereof prior to the Closing). To the best of CTI's knowledge, there exists no event or circumstance which, after notice or lapse of time or both, might create any other obligations or liabilities of CTI.

          (k) Accounts Receivable. All Accounts Receivable reflected on the Closing Date Balance Sheet are collectible in full as of the Closing Date.

          (l) Inventories.  Except as disclosed on Schedule 5.1(l) - Inventories
- Exceptions to the Exhibit Volume or as otherwise provided for on the 9/30/96 Balance Sheet (or the Closing Date Balance Sheet), all of CTI's inventories reflected on the 9/30/96 Balance Sheet (or the Closing Date Balance Sheet) are usable or salable in the ordinary and normal course of business, and there are no obsolete items which are included in the value of the inventory shown on the 9/30/96 Balance Sheet (or the Closing Date Balance Sheet). Except as described on Schedule 5.1(l) - Inventories - Exceptions or as otherwise provided for on the Balance Sheet (or the Closing Date Balance Sheet), the value at which CTI's inventories are carried reflects the lower of average cost or market and reflects write-offs, write-downs or reserves for damaged, excess or obsolete items in accordance with the historical inventory policy and practices of CTI. The work-in-process and finished goods inventories reflected on the 9/30/96 Balance Sheet includes capitalized overhead determined in accordance with the historical inventory policy and practices of CTI.

                                                   CTI ASSET PURCHASE AGREEMENT

          (m) Pending Litigation. Except as disclosed on Schedule 5.1(m) - Litigation, (i) no litigation, action, suit, or proceeding is pending (or, to the best of Buffton's or CTI's knowledge no litigation, action, suit or proceeding is threatened) before any Governmental Authority or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge which would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or (C) affect adversely the right of Buyer to own the Acquired Assets and to operate the Business, (ii) no written notice of the initiation of any such action, suit or proceeding has been received and (iii) there are no judgments, orders, injunctions, decrees, stipulations or awards against CTI or the Business or the Acquired Assets.

          (n) Customers and Suppliers. To the best of the knowledge of Rogers, since the Balance Sheet Date, except as shown on Schedule 5.1(n) - Customer and Supplier - Exceptions, no substantial customer or supplier has: (i) stopped, or indicated an intention to stop, trading with or supplying CTI, (ii) reduced, or indicated an intention to reduce, substantially its trading with or provision of goods or services to CTI, or (iii) changed, or indicated an intention to change, materially the terms and conditions on which it is prepared to trade with or supply CTI. To the best of the knowledge of Rogers, except as shown on Schedule 5.1(n) - Customer and Supplier -Exceptions, no substantial customer or supplier is likely, as a result of the transactions contemplated by this Agreement, to:
(i) not trade with or supply Buyer, (ii) reduce substantially its trading with or provision of goods or services to Buyer, or (iii) change the terms and conditions on which it is prepared to trade with or supply Buyer, as compared to CTI. Except as shown on Schedule 5.1(n) - Customer and Supplier Exceptions, CTI has no knowledge of any facts, conditions or events which might give rise to a claim by CTI against any of its customers or suppliers or any material claim by a customer or supplier against CTI.

          (o) Regulatory Compliance. Except as described on Schedule 5.1(o) - Regulatory Compliance, the Business has been conducted, and the Acquired Assets have been owned, used, operated and maintained, in full compliance with all applicable laws, regulations and other requirements of Governmental Authorities. CTI is not now in violation of any applicable laws, regulations or orders of any Governmental Authority, and no material expenditures are or will be required in order to comply with any applicable laws, regulations or orders of any Governmental Authorities.

          (p) Brokers, Finders and Agents. CTI is not directly or indirectly obligated to anyone acting as a broker, finder or in any other similar capacity in connection with this Agreement or the transactions contemplated hereby.

          (q) Intellectual Property. Schedule 1.1(g) - Intellectual Property sets forth a complete and correct list of all patents, patent applications, trademarks, trademark applications, service marks, trade names and copyrights owned by CTI or used in the conduct of Business. True, correct and complete copies of the patents, trademarks, service marks, trade names and copyrights (and all applications for the foregoing) and the designs, specifications, formulas and processes identified on Schedule 1.1(g) - Intellectual Property have been delivered to Buyer. Except as set forth in Schedule 5.1(q) - Intellectual Property - Exceptions, CTI solely owns or has the exclusive right to use, free and clear of any payment, restriction or encumbrance, all patents, trademarks, service marks, trade names, copyrights, designs, specifications, formulas and processes owned by CTI or used in the conduct of the Business. Except as set forth in Schedule 5.1(q) - Intellectual Property - Exceptions, there is no claim or demand of any person pertaining to, or any proceedings which are pending or, to the best of CTI's knowledge, threatened, which challenge (i) the exclusive rights of CTI in respect of any patents, trademarks, service marks, trade names or copyrights used in the conduct of the Business, or
(ii) the rights of CTI in respect of any of the designs, specifications, processes, formulas, confidential information, trade secrets, know-how, technology or other intellectual property used in the conduct of Business. Except as set forth on Schedule 5.1(q) - Intellectual Property - Exceptions, no patent, trademark, service mark, trade name, copyright, process, formula, know-how, technology or other intellectual property owned or used by CTI is subject to any outstanding order, ruling, decree, judgment or stipulation by or with any Governmental Authority or, to the best of CTI's knowledge, infringes or is being infringed by others or is used by others (whether or not such use constitutes infringement). Except as set forth on Schedule 5.1(q) -Intellectual Property - Exceptions, to the best of the knowledge of Rogers, the Business does not involve employment of any person in a manner which violates any non-competition or non-disclosure agreement which such person entered into in connection with any former employment. Except as set forth in Schedule 5.1(q) - Intellectual Property - Exceptions, all statements of fact contained in any application for patents in any country, for trademark

                                                   CTI ASSET PURCHASE AGREEMENT
registration in any country or copyright registration in any country, that were filed by or on behalf of CTI are true, accurate, and complete in every material respect, and are in material compliance with applicable patent laws, and all pending patent applications, issued patents, pending trademark registration applications and copyright registration applications, and issued trademark and copyright registrations have been duly and properly filed.

          (r) Permits and Licenses. Schedule 5.1(r) - Permits and Licenses contains a true, correct and complete list of all permits and licenses issued to CTI or relating to the Business (i) which are currently used by CTI in the operation of the Business, and (ii) which are required to be in full compliance with all applicable laws, regulations and other requirements of Governmental Authorities. Such permits and licenses are all the permits and licenses necessary or required for the operation of the Business as it is currently being operated and are in full force and effect having been duly and validly issued to CTI and properly maintained since issuance.

          (s) Labor Matters. Since January 1, 1991, (i) no employee of CTI has been a member of a collective bargaining unit in connection with his employment by CTI and there have been no threatened or contemplated attempts to organize for collective bargaining purposes any of the employees of CTI, (ii) no unfair labor practice complaint or sex, age, disability, gender, race or religious discrimination claim has been made against CTI, (iii) there has been no work stoppage, strike or other concerted action by employees of CTI, and (iv) CTI has complied with all applicable laws, rules, regulations, ordinances, orders, judgments and decrees relating to its employees. To the best knowledge of Rogers, all persons classified by CTI as independent contractors do satisfy and have satisfied the requirements of law to be so classified, and CTI has fully and accurately reported their compensation in IRS Form 1099s.

          (t) Employee Plans. Except for those disclosed on Schedule 5.1(t) - Employee Plans (collectively, the "Employee Plans"), CTI neither maintains nor contributes to any employee pension benefit or welfare (i.e. medical, dental, life insurance and disability) plans as defined in the Employee Retirement Income Security Act of 1974 ("ERISA"), or any other severance, stock option, bonus, retirement, employee benefit, pension, profit-sharing or deferred compensation plans or agreements, nor has CTI or any of its officers or directors taken any action directly or indirectly to obligate CTI to institute any such Employee Plans. CTI and its ERISA Affiliates are in compliance with all laws relating to employee benefits, including ERISA and applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), except noncompliance, if any, which will not have a material adverse effect on CTI, the Business or the Acquired Assets. Neither CTI nor any ERISA Affiliate maintains or ever maintained any plan subject to Title IV of ERISA. CTI and its ERISA Affiliates have complied with Section 4980B of the Code, except noncompliance, if any, which will not have a material adverse effect on CTI, the Business or the Acquired Assets. "ERISA Affiliate" means any Person that, together with CTI, is or has been a single employer under Section 414 of the Code or Section 4001 of ERISA.

          (u) Taxes. CTI has prepared in good faith and filed or caused to be filed (or obtained valid extensions for) all tax returns and reports relating to the Business or Acquired Assets and required to be filed by it with any Governmental Authority. All taxes reported as owed on such returns and reports, and all claims, demands, assessments, judgments, costs and expenses connected therewith which are due and payable, have been paid in full. The 9/30/96 Balance Sheet sets forth adequate accruals and reserves for the payment of all taxes owing, but not paid, as of the date thereof.

          (v) Product Warranties. Schedule 5.1(v) - Product Warranties sets forth a description of all the product warranties given by CTI in connection with the sale of its products. Except as described on Schedule 5.1(v) - Product Warranties, (i) no claims have been made or are threatened under CTI's product warranties, (ii) to the best of CTI's knowledge, there exists no event or circumstance, which after notice or the passage of time or both, might create or result in liabilities or obligations under CTI's product warranties in excess of the liabilities and obligations incurred by CTI, on average, during the past two years, (iii) there are no statements, citations or decisions by any governmental or regulatory body or any product testing laboratory stating that any CTI product is unsafe or fails to meet any standards promulgated by such governmental or regulatory body or testing laboratory, (iv) to the best of CTI's knowledge, there is no material design, manufacturing or other defect in any model or type of product or product specification of CTI, and, (v) during the past five (5) years, there have not been any mandatory or voluntary product recalls with respect to any CTI products and, to CTI's knowledge, there is no fact relating to any CTI product that may impose a duty on CTI to recall any product or warn customers of a defect in any CTI product.

                                                   CTI ASSET PURCHASE AGREEMENT

          (w) Insurance. Schedule 5.1(w) - Insurance contains a list of all insurance policies (specifying the location, insured, insurer, beneficiary of the policy, amount of coverage, type of insurance and policy number) maintained by CTI. CTI has in full force and effect, with all premiums paid thereon, the policies of insurance, or renewals thereof, in the amounts set forth on such Schedule.

          (x) Required Consents. Except for those consents and approvals described on Schedule 5.1(x) - Required Consents (the "Required Consents - CTI"), and except for consents for the assignment of contracts with departments and agencies of the United States government which cannot be legally obtained until after the Closing, contracts terminable without penalty on 30 days or less notice, leases of office equipment, contracts not expressly requiring consent and customer purchase orders, all consents, approvals, authorizations and other requirements prescribed by any law, rule or regulation (but, except for customer purchase orders, such excepted consents shall be disclosed on such Schedule), which must be obtained or satisfied by CTI for the consummation of the transactions contemplated by this Agreement have been obtained and satisfied.

          (y) Buffton SEC Reports. Since September 30, 1994, Buffton has filed all forms, reports, statements, and other documents required to be filed by Buffton with the SEC, including (i) all Annual Reports on Form 10-K, (ii) all Quarterly Reports on Form 10-Q, (iii) all proxy statements relating to meetings of stockholders (whether annual or special), (iv) all Current Reports on Form 8-K, (v) all Solicitation/Recommendation Statements on Schedule 14D-9, and (vi) all other reports, schedules, registration statements, or other documents required to be filed with the SEC (collectively, the "Buffton SEC Reports"), except where the failure to file any such forms, reports, statements, or other documents is not likely to have, individually or in the aggregate, a material adverse effect on the ability of Buffton to perform its obligations hereunder or a material adverse effect on Buffton, CTI or the Acquired Assets. Buffton SEC Reports (x) were prepared in all material respects in accordance with the requirements of the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, and (y) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (z) Financial Statements of Buffton. The audited consolidated financial statements and unaudited consolidated interim financial statements (including the related notes and schedules) of Buffton and its consolidated subsidiaries included or incorporated by reference in Buffton SEC Reports (the "Buffton Financial Statements") were prepared in accordance with generally accepted accounting principles applied on consistent basis (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of Buffton and its consolidated subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended, subject, in the case of any unaudited interim financial statements, to normal year-end adjustments, none of which is likely to have, individually or in the aggregate, a material adverse effect. Neither Buffton nor any of its subsidiaries has any liabilities, whether or not accrued, contingent or otherwise, that are likely to have, individually or in the aggregate, a material adverse effect on the ability of Buffton to perform its obligations hereunder, other than liabilities disclosed in the Buffton SEC Reports.

          (aa) Vote Required. The only vote of the holders of any class or series of capital stock of Buffton necessary to approve this Agreement is the affirmative vote of the holders of a majority of the outstanding shares of Buffton common stock.

          (bb) Board Approval. Buffton hereby represents that its Board of Directors has approved this Agreement and resolved to recommend that Buffton's stockholders vote in favor of this Agreement, except to the extent required in accordance with the fiduciary duties of Buffton's Board of Directors under applicable law, as advised by counsel to Buffton, in connection with a Company Acquisition Proposal (hereinafter defined).

          (cc) Proxy Statement. As soon as practicable following the date of this Agreement, Buffton intends to file with the SEC under the Exchange Act, and shall use commercially reasonable efforts to have cleared by the SEC, a proxy statement (Buffton's proxy statement, as amended or supplemented, is referred to as the "Proxy Statement"), with respect hereto. The Proxy Statement shall be true and correct in all material respects and shall not omit to state any material fact necessary in order to make such information not misleading, in each case, as of the date of the Proxy Statement. The Proxy Statement will comply in all material respects with the Exchange Act and the rules and regulations thereunder. The Proxy Statement will not, at the time the Proxy Statement (or any

                                                   CTI ASSET PURCHASE AGREEMENT
amendment or supplement thereto) is filed in final form with the SEC or first sent to stockholders, at the time of the Buffton Stockholders Meeting (as defined in Section 6.13) (and the date of any adjournment thereof), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading, except that no representation or warranty is being made by Buffton with respect to any information supplied to Buffton by Danaher or any affiliate of Danaher specifically for inclusion in the Proxy Statement. Prior to the filing or distribution of the Proxy Statement or any other filing with any federal or state agency relating hereto, Buffton shall give Danaher and its counsel an opportunity to review and comment upon such documents.

          (dd) Accuracy of Representations. No representation or warranty by Buffton, Summatronix or CTI contained in Section 5.1 of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make any statement contained herein or therein not misleading.

     5.2 Representations and Warranties of Danaher and Buyer. Danaher and Buyer jointly and severally represent and warrant to CTI and Buffton that as of the date of this Agreement and as of the Closing Date:

          (a) Organization and Standing; Power and Authority.

               (i) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority to make and perform this Agreement, and to perform the transactions contemplated by this Agreement, and is a wholly owned subsidiary of Danaher.

               (ii) This Agreement and all other agreements and instruments executed and delivered by Buyer in connection herewith, when executed and delivered by Buyer, shall have been duly executed and delivered by Buyer. This Agreement and the transactions and other agreements and instruments contemplated by this Agreement for execution or performance by Buyer have been duly approved by the directors of Buyer (approval of Buyer's stockholders not being required), and constitute the valid and binding obligations of Buyer, enforceable in accordance with their respective terms, subject to the Debtor Relief Laws.

               (iii) Danaher is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority to make and perform this Agreement, and to perform the transactions contemplated by this Agreement.

               (iv) This Agreement and all other agreements and instruments to be executed and delivered by Danaher in connection herewith, when executed and delivered, shall have been duly executed and delivered by Danaher. This Agreement and the transactions and other agreements and instruments contemplated by this Agreement for execution or performance by Danaher have been duly approved by the Executive Committee of the board of directors of Danaher (approval of Danaher's board of directors and stockholders not being required), and constitute the valid and binding obligations of Danaher, enforceable in accordance with their respective terms, subject to the Debtor Relief Laws.

          (b) Certificates of Incorporation and By-Laws.

               (i) The copies of the Certificate of Incorporation and By-Laws of Danaher, certified by its Secretary and delivered by Danaher to CTI, are true, correct and complete as of the date of this Agreement and have not been amended or modified in any respect.

               (ii) The copies of the Certificate of Incorporation and By-Laws of Buyer, certified by its Secretary and delivered by Buyer to CTI, are true, correct and complete as of the date of this Agreement and have not been amended or modified in any respect.

          (c)  Conflicts; Defaults.

               (i) Neither the execution and delivery of this Agreement and the other agreements and instruments executed in connection herewith by Buyer or Danaher, nor the performance by Buyer or Danaher of the

                                                   CTI ASSET PURCHASE AGREEMENT
transactions contemplated hereby or thereby, will (A) violate, conflict with, or constitute a default under, any of the terms of Buyer's or Danaher's Certificate of Incorporation or By-Laws, or any provisions of, or result in the acceleration of any obligation under, any contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease, agreement, instrument, order, judgment or decree to which Buyer or Danaher is party or subject, (B) result in the creation or imposition of any Liens in favor of any third person or entity upon any of the assets of Buyer or Danaher, (C) violate any law, statute, judgment, decree, order, rule or regulation of any Governmental Authority, or (D) constitute an event which, after notice or lapse of time or both, would result in such violation, conflict, default, acceleration, or creation or imposition of Liens.

               (ii) Buyer is not, as of the date of this Agreement, in violation of or in default under its Certificate of Incorporation or By-Laws, or any provision of any contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease, agreement, instrument, order, judgment or decree relating to the Business or the Acquired Assets, or by which Buyer is bound or in the payment of any of Buyer's monetary obligations or debts, and, to the best of Buyer's knowledge, there exists no condition or event which, after notice or lapse of time or both, would result in any such violation or default.

          (d) Brokers, Finders and Agents. Buyer is not directly or indirectly obligated to anyone as a broker, finder or in any other similar capacity in connection with this Agreement or the transactions contemplated hereby.

          (e) Required Consents. Except for any consents or approvals which may be required by HSR, all consents, approvals, authorizations and other requirements prescribed by any law, rule or regulation, which must be obtained or satisfied by Buyer for the consummation of the transactions contemplated by this Agreement have been obtained and satisfied.

          (f) Pending Litigation. To the knowledge of Buyer, no action, suit, or proceeding is pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge which would (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or (iii) affect adversely the right of Buyer to own the Acquired Assets and to operate the Business and no written notice of the initiation of any such action, suit or proceeding has been received.

          (g) Accuracy of Representations. No representation or warranty by Buyer or Danaher contained in Section 5.2 of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make any statement contained herein or therein not misleading.



                   ARTICLE VI. COVENANTS OF CTI AND BUFFTON

     6.1 Products Liability Insurance. Buffton, Summatronix or CTI shall procure and maintain the insurance coverages of the type, in the amounts, of the duration, with the retentions and from the insurance carrier described on
Schedule 6.1 - Post-Closing Insurance Coverages, all of which shall name Buyer as an additional insured.

     6.2 Assertion of Claims. CTI covenants and agrees with Buyer that for the first 12 months after the Closing Date, it shall give Buyer ten days' prior written notice of its intent to assert any claim against any former customer or supplier of CTI which, at the time of the assertion, is still a customer or supplier of Buyer.

     6.3 Name Change Filings. At the Closing, CTI shall deliver to Buyer the documents required to be filed by the Secretary of State of Delaware to amend CTI's Certificate of Incorporation to legally change its name from "Current Technology Inc." to a name which is not confusingly similar to "Current Technology". CTI shall, within 30 days after the Closing, take such action and file such documents as shall be necessary to reflect such name change in all states in which CTI is qualified to do business as a foreign corporation, and shall deliver to Buyer copies of such

                                                   CTI ASSET PURCHASE AGREEMENT
documents evidencing such name change filings.

     6.4 Maintenance of, and Access to, Records. After the Closing Date, CTI shall provide Buyer with access (with an opportunity to make copies at Buyer's expense), during normal business hours, and upon reasonable notice, to all records relating to the Business which are retained by it in accordance with this Agreement (other than records constituting privileged and confidential attorney-client communications or work product). CTI shall preserve and maintain the books and records relating to the Business retained by CTI for at least seven years after the Closing Date or longer if required by IRS guidelines.

     6.5 Cooperation in Litigation. In the event that a claim is asserted against Buyer, or any of its direct or indirect subsidiaries, relating to, based in whole or in part on events or conditions occurring or existing in connection with, or arising out of, the Business as operated by CTI prior to the Closing Date, or the ownership, possession, use or sale of the Acquired Assets prior to the Closing Date, CTI agrees to cooperate with Buyer in the defense of any such claim at Buyer's expense, except to the extent CTI may otherwise be required to indemnify Buyer and bear expenses pursuant to Section 9.2.

     6.6  Non-Competition.

          (a) Period and Conduct. As further consideration for the purchase and sale of the Acquired Assets and the transactions contemplated by this Agreement, during the period commencing on the Closing Date through and until the date five
(5) years following the Closing Date, CTI, Buffton and their Affiliates (as defined in Section 10.11) shall not, directly or indirectly:

               (i) in the Prescribed Territory (as defined in Section 6.6(c)), compete with Buyer in the manufacture, production, design, engineering, importation, purchase, marketing, sale, distribution, research or development of any power quality or power protection products the same as, similar to, or having a similar purpose or use to those products manufactured, produced, designed, imported, purchased, marketed, sold, distributed or developed (or being developed) by CTI prior to the Closing or by Buyer after the Closing (collectively, the "Products");

               (ii) in the Prescribed Territory, solicit, or accept orders or business of any kind relating to the manufacture, production, design, engineering, importation, purchase, marketing, sale, distribution, research or development of any Products from any customer or active prospect of Buyer, or any former customer of CTI; or

               (iii) use, or incorporate or otherwise create any business organization utilizing, any name which is confusingly similar to the words "Current Technology" or, in the electric and electronic markets, any name which uses the word "Current."

          (b) Proprietary Information. As further consideration for the purchase and sale of the Acquired Assets and the transactions contemplated by this Agreement, CTI, Buffton and their Affiliates shall never use or disclose any of the know-how, trademarks, service marks, trade names, copyrights, patents, licenses, shop rights, developments, research data, designs, technology, test procedures, processes, formulas, commercial and confidential information (and applications for any of the foregoing and rights therein) or any other intellectual and intangible property rights, inventions (whether or not patentable), discoveries, business methods and trade secrets included in the Acquired Assets, including the intellectual and intangible property rights described on Schedule 1.1(g) -Intellectual Property and the books, records and written material described in Section 1.1(e). Notwithstanding the foregoing,
(A) CTI, Buffton and their Affiliates may disclose such information, only if and to the extent: (i) required by law as evidenced by a written legal opinion addressed to Buyer, (ii) required by court order or subpoena (a copy of which shall be provided to Buyer 10 days prior to disclosure), (iii) if necessary in connection with any dispute, controversy or third party litigation involving Buffton, Summatronix or CTI, provided that any such disclosure shall be made in the most limited manner reasonably possible, or (iv) available in the public domain, and (B) Buffton and

                                                   CTI ASSET PURCHASE AGREEMENT

CTI, and their officers, directors, employees, attorneys and accountants, shall be entitled to utilize and disclose such information for the purpose of preparing and filing returns and reports required by law and for maintenance of corporate records.

          (c) Prescribed Territory. CTI, Buffton and their Affiliates shall refrain from engaging in the activities described in this Section 6.6 during the period specified in Section 6.6(a) in all of the geographic area included in North, Central and South America and Europe (the "Prescribed Territory").

          (d) Remedies.  Inasmuch as any breach, or failure to comply with,
Section 6.6 of this Agreement will cause serious, substantial and irreparable damage to Buyer, if CTI, Buffton or any of their Affiliates should in any way breach, or fail to comply with, the terms of Section 6.6 of this Agreement, Buyer shall be entitled to an injunction restraining CTI, Buffton and their Affiliates from such breach or failure. All remedies expressly provided for herein are cumulative of any and all other remedies now existing at law or in equity. Buyer shall, in addition to the remedies herein provided, be entitled to avail itself of all such other remedies as may now or hereafter exist at law or in equity for compensation, and for the specific enforcement of the covenants contained herein. Resort to any remedy provided for hereunder or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies, or preclude the recovery by Buyer of monetary damages and compensation.

          (e) Severability. Each subsection of this Section 6.6 constitutes a separate and distinct provision hereof. In the event that any provision of this
Section 6.6 shall finally be determined to be invalid, ineffective or unenforceable, every other provision of this Section 6.6 shall remain in full force and effect. The invalid, ineffective or unenforceable provision shall, without further action by the parties, be automatically amended to effect the original purpose and intent of the invalid, ineffective or unenforceable provision to the maximum extent enforceable under applicable law; provided, however, that such amendment shall apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made.

     6.7 Non-Solicitation. During the period commencing on the Closing Date and through and until the date five (5) years after the Closing Date, Buffton, CTI and their Affiliates shall not, for any reason whatsoever, directly or indirectly, call upon or solicit any Covered Employee for the purpose or with the intent of enticing such employee away from or out of the employ of Buyer.
As used herein, "Covered Employee" means an employee of CTI on the Closing Date who accepts employment with Buyer on or promptly after the Closing Date.
Buffton will notify each of the general managers of the hotel, restaurants and entertainment facility owned by subsidiaries of Buffton of the foregoing obligation, but Buffton shall have no liability if one of those general managers thereafter solicits a Covered Employee to terminate his or her employment with Buyer if an officer of Buffton did not have prior knowledge of such solicitation. If, during the five-year period following the Closing Date, Buffton or one of its subsidiaries hires a person who is or was a Covered Employee, it will be conclusive evidence that no violation of the first sentence of this paragraph occurred if Buffton or a subsidiary obtains a written statement from the employee in question that he or she has terminated or intends to terminate his or her employment with Buyer and has not been solicited by Buffton or a subsidiary of Buffton to do so, and neither Buffton nor CTI shall have any obligation or liability with respect thereto. Buffton and its subsidiaries may not unreasonably rely on such an employee statement. If Rogers resigns as an employee of Buyer prior to the first anniversary of the Closing Date, Buffton and its subsidiaries agree that they will not employ Rogers as an employee prior to such first anniversary.

     6.8 Limitations on Assignability. To the extent that any of the contract rights of CTI to be sold, transferred or assigned hereunder are not assignable without the consent of a third party, neither this Agreement, nor any of the instruments or documents executed and delivered in connection herewith or contemplated hereby, shall constitute an assignment or assumption thereof, or attempted assignment or attempted assumption thereof, if such assignment or attempted assignment, or assumption or attempted assumption, would constitute a breach thereof. If CTI has not obtained a consent or approval necessary for the assignment of any contract right to be assigned hereunder, then (except for contracts terminable without penalty on 30 days or less notice, leases of office equipment, contracts not expressly requiring consent and customer purchase orders) CTI shall use commercially reasonable efforts where required by Buyer to obtain such consents and approvals after the Closing, or, at Buyer's request, shall cooperate in any reasonable and mutually acceptable arrangement to provide to Buyer the benefits thereof subject to the performance by Buyer of Seller's obligations arising or to be performed after the Closing thereunder. Nothing contained in this Section 6.8 shall require Buyer to enter into, or to accept as a substitute for

                                                   CTI ASSET PURCHASE AGREEMENT
performance by CTI hereunder, any arrangement that would impose any additional cost, expense or liability on Buyer, or that would deprive Buyer of any benefits contemplated by this Agreement.

     6.9 Pre-Closing Operations of CTI. Except as contemplated by this Agreement or as may be responsive to the transactions contemplated hereby, or as otherwise approved in writing by Danaher, from the date hereof until the Closing Date, CTI will conduct the Business in the ordinary course consistent with past practice. Subject to the foregoing exceptions, from the date hereof until the Closing Date:

          (a) Mergers and Sales. CTI will not merge, consolidate, or enter into a share exchange with any other corporation or other business entity, acquire any material stock or any material amount of assets of any other corporation or other business entity, sell, lease, license, mortgage, pledge, or otherwise dispose of any material assets, except (i) pursuant to existing contracts or commitments, or (ii) in the ordinary course consistent with past practice;

          (b) New Commitments. CTI will not make any commitment or enter into any contract or agreement that is likely to be, individually or in the aggregate, materially adverse to CTI except in the ordinary course of business consistent with past practice; and

          (c) Compensation Increase. CTI will not increase in any manner the compensation or fringe benefits of any of its directors or officers, pay any pension or retirement allowance to any directors or officers, or become a party to, amend, or commit itself to any pension, retirement, profit-sharing, welfare benefit plan, or employment agreement with or for the benefit of any director or officer, other than general increases in the compensation of, and the payment of bonuses to, officers in the ordinary course of business consistent with past practice.

     6.10 Access to Records and Information. From the date hereof until the Closing Date, Buffton and CTI will, upon reasonable notice, give Danaher and its authorized representatives reasonable access during regular business hours to the offices, properties, books, and records of Buffton and CTI, and will furnish to Danaher and its authorized representatives such financial and operating data and other information as such persons may reasonably request, for the purpose of evaluating changes in the financial condition, results of operations, or business of CTI after the date of this Agreement and will instruct Buffton's and CTI's employees, counsel, and financial advisors to cooperate with Danaher in its evaluation. Promptly after the execution of this Agreement, CTI will send a notice to its employees of the execution of this Agreement and request each employee to consent to the disclosure and transfer of his employment and personnel records to Buyer and Danaher.

     6.11 Other Offers. From the date hereof until the termination of this Agreement, Buffton and CTI will not, and will use all reasonable efforts to cause their officers, directors, employees, and agents not to, directly or indirectly, (i) take any action to solicit or initiate any Company Acquisition Proposal (as defined below) or (ii) engage in negotiations or enter into agreements with any corporation or other business entity with respect to a Company Acquisition Proposal, disclose any nonpublic information relating to Buffton or any of its subsidiaries to, or afford access to the properties, books, or records of Buffton or any of its subsidiaries to, any corporation or other business entity, except to the extent required in accordance with the fiduciary duties of Buffton's Board of Directors under applicable law, as advised by counsel to Buffton, in connection with a Company Acquisition Proposal. For purposes of this Agreement, "Company Acquisition Proposal" means any good faith offer or proposal for a merger or other business combination involving Buffton or CTI or the acquisition of any substantial equity interest in, or a substantial portion of the assets of, Buffton or CTI, other than the transactions contemplated by this Agreement other than a transaction involving Buffton which contemplates the consummation of the transactions with Buyer and Danaher provided by this Agreement.

                                                   CTI ASSET PURCHASE AGREEMENT

     6.12 Notices of Certain Events.  Buffton will promptly notify Danaher of:

          (a) Notice of Third Party that Consent is Required. Any notice or other communication from any Person alleging that the consent of any third party is or may be required in connection with the transactions contemplated by this Agreement;

          (b) Notice from Governmental Authority. Any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement;

          (c) Legal Proceedings. Any actions, suits, claims, investigations, or proceedings commenced or, to the knowledge of Buffton, threatened against, relating to, or involving or otherwise affecting Buffton or any of its subsidiaries that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant hereto or that relate to the consummation of the transactions contemplated by this Agreement; and

          (d) Agreement Default. Any notice of, or other communication relating to, a default, or an event that with notice or lapse of time or both would become a default, under any material agreement that is received by Buffton or any of its subsidiaries subsequent to the date of this Agreement.

     6.13 Buffton Stockholders Meeting; Proxy Statement.

          (a) Convene Meeting. Promptly after the date of this Agreement, Buffton will take all action necessary in accordance with Delaware Law and with Buffton's Certificate of Incorporation and Bylaws to convene a meeting of its stockholders to approve this Agreement (the "Buffton Stockholders Meeting"). Buffton will not postpone or adjourn (other than for the absence of a quorum) the Buffton Stockholders Meeting without the consent of Danaher unless (i) the failure to implement such a postponement or adjournment would be inconsistent with the fiduciary duties of the Board of Directors under applicable law, as advised in writing by outside counsel, a copy of which opinion will be provided promptly to Danaher, or (ii) this Agreement is terminated in accordance with
Article XI. Buffton's Board of Directors will recommend that Buffton's stockholders approve and adopt this Agreement, and will cause Buffton to use all reasonable efforts to solicit from the stockholders proxies to vote therefor, unless (I) such recommendation would not be consistent with the fiduciary duties of the Board of Directors under applicable law, as advised in writing by outside counsel, a copy of which opinion will be provided promptly to Danaher, or (II) this Agreement is terminated in accordance with Article XI.

          (b) As promptly as practicable after the execution of this Agreement, Buffton will prepare and file with the SEC preliminary proxy materials relating to the approval and adoption of this Agreement by Buffton's stockholders, will use commercially reasonable efforts to respond to any comments thereon by the SEC's staff, and will file with the SEC revised preliminary proxy materials, if appropriate, and definitive proxy materials in a timely manner as required by the rules and regulations of the SEC. As soon as practicable, but in any event within seven (7) days, after the SEC has cleared the Proxy Statement for mailing to stockholders, Buffton will mail such Proxy Statement and exhibits thereto to its stockholders, noticing a meeting not more than 45 days from the date of the mailing. Subject to the last sentence of Section 6.13(a), the Proxy Statement will include the recommendation of Buffton's Board of Directors.

     6.14 HSR Filing. As soon as reasonably practicable after the execution and delivery of this Agreement, Buffton and Danaher will each prepare and file with the Department of Justice and the Federal Trade Commission the Notification and Report Form of such party required under HSR and regulations of the Federal Trade Commission promulgated thereunder with respect to the transactions contemplated hereby and will use commercially reasonable efforts to respond as promptly as practicable to all requests for additional information or documentation received from the Antitrust Division of the United States Department of Justice or the Federal Trade Commission. Danaher would pay the filing fee required to be paid to the Federal Trade Commission in connection with such filing.

     6.15 Reasonable Efforts. Subject to the terms and conditions of this Agreement, each party will use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement will use commercially reasonable efforts to grant such approvals and take such actions as are necessary so that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the

                                                   CTI ASSET PURCHASE AGREEMENT
terms contemplated hereby and otherwise act to minimize the effects of such statute. or regulation on the transactions contemplated hereby.

     6.16 Guarantee. Buffton hereby absolutely, irrevocably and unconditionally guaranties to Buyer the due and punctual performance of each obligation of CTI under this Agreement (after, in the case of CTI's obligations under Article IX, the application of the limitations set forth in Section 9.3) and any other agreement entered into pursuant hereto. Each breach or default of any such obligation of CTI shall give rise to a separate claim hereunder, and separate claims or suits may be brought as each such breach or default occurs. Buffton's obligations under this Section 6.16 are primary obligations and not those of a mere surety. If an obligation of CTI is void, voidable or unenforceable for any reason, Buffton's obligation under this Section 6.16 shall remain unaffected and Buffton shall perform CTI's obligation as if Buffton were primarily liable for such performance. Buffton's obligations under this Section 6.16 are continuing obligations and shall not be satisfied, discharged or affected by any intermediate payment or settlement of account by CTI, by a change in the ownership or control of CTI, or by the insolvency, bankruptcy, or winding up (or any analogous proceedings) of CTI. The obligation of Buffton under this Section
6.16 shall not be impaired, diminished or otherwise affected by any circumstance whatsoever (with or without knowledge of or notice to Buffton or to Buyer or Danaher) which might in any manner constitute the legal or equitable discharge of a surety or guarantor; it being the intent and purpose hereof that Buffton shall not be entitled to, and does hereby waive, any and all defenses available to guarantors, sureties and other secondary parties at law or in equity.


                  ARTICLE VII.  COVENANTS OF DANAHER AND BUYER

     7.1 Maintenance of, and Access to, Records. Buyer, shall, whenever reasonably requested by CTI, permit CTI to have access to all business records turned over to Buyer in accordance with this Agreement. Buyer shall preserve and maintain the records relating to the business which are part of the Acquired Assets for at least seven years after the Closing Date or longer if required by IRS guidelines.

     7.2 Cooperation in Litigation. In the event that a claim is asserted against CTI, or any of its direct or indirect subsidiaries, relating to, based in whole or in part on events or conditions occurring or existing in connection with, or arising out of, the Business as operated by Buyer, or the ownership, possession, use or sale of the Acquired Assets by Buyer after the Closing Date, Buyer agrees to fully cooperate with CTI in the defense of any such claim at CTI's expense, except to the extent Buyer may otherwise be required to indemnify CTI and bear expenses pursuant to Section 9.1.

     7.3  Performance of Product Warranties.

          (a) Performance of Work by Buyer. Without assuming any liability for the product warranty obligations of CTI (which constitute Retained Liabilities), each calendar year following the Closing, Buyer, at its cost and expense, shall perform the work necessary, provide the replacement products necessary, or allow the credits necessary, to reasonably satisfy claims made by customers under CTI's product warranties if and to the extent the cost (as measured by the reimbursable amount described below) of such work, provision of replacement products or allowance of credits, in the aggregate, is less than twenty five thousand dollars ($25,000).

          (b) Reimbursement Obligations of CTI. If and to the extent the cost (as measured by the reimbursable amount described in Subsections (i), (ii), (iii) and (iv) of this Section 7.3(b) below) of such work, provision of replacement products or allowance of credits, in the aggregate, is more than twenty five thousand dollars ($25,000) in a calendar year, CTI shall reimburse Buyer for any work performed, any replacement products provided or any allowance of credit, by Buyer, if any, in satisfaction of claims made by customers under CTI's product warranties (only if and to the extent Buyer submits to CTI a written statement describing the work, provision of replacement products and/or allowance of credits and certifying (or providing evidence reasonably satisfactory to CTI) that such work, provision of replacement products or allowance of credits is strictly required by CTI's product warranties). Claims by Buyer for reimbursement from CTI after the $25,000 limit is reached each year shall be submitted monthly by Buyer, along with the aforementioned descriptive statement, certification or evidence, for claims for reimbursement with respect to defective products during the preceding month, and CTI shall be obligated to pay to Buyer the amount to which Buyer is entitled pursuant hereto. The amount reimbursable by CTI to Buyer shall be determined as follows:

                                                   CTI ASSET PURCHASE AGREEMENT

               (i) In the case of a replacement product for a defective product that cannot be resold or repaired, such reimbursement shall be the cost of such replacement product reflected on Buyer's finished-goods inventory together with freight costs.

               (ii) In the case of a replacement product for a defective product that can be repaired and resold, such reimbursement shall be the lesser of (a) the actual cost of repair or (b) the cost of such replacement product reflected on Buyer's finished-goods inventory together with freight costs.

               (iii) In the case of work performed in repairing a defective product and returning the product to the customer, such reimbursement shall be the sum of Buyer's material (at cost), 150% of the direct labor costs (but not overhead charges or employee benefit burden), reasonable travel expenses, freight costs and any other reasonable out-of-pocket costs and expenses incurred in connection with such work.

               (iv) In the case of a credit allowance to a customer for a defective product that cannot be repaired and resold, such reimbursement shall be the amount invoiced to the customer.

          Buyer shall not be obligated to do any such work, to provide any such replacement products, or to provide any allowances, and may require prepayment from CTI before doing any such work, providing any such replacement products or allowing any credits.

          (c) Review of Claims over $2,000 by CTI. Prior to incurring any expense (including allowing a credit against an outstanding Account Receivable) in connection with remedying any individual product warranty claim having an estimated reimbursable amount exceeding $2,000, Buyer shall notify CTI in writing of the claim, the proposed remedy and the estimated reimbursable amount of the proposed remedy. CTI shall have the right to review the claim, the proposed remedy and the estimated reimbursable amount thereof and to object in writing to Buyer in any regard thereto. CTI shall provide Buyer with its written objections within five business days of its receipt of Buyer written notice. At least five business days prior to incurring any expense (including allowing a credit against an outstanding Account Receivable) with respect to such claim, Buyer shall notify CTI of its intent with regard to the proposed remedy and any adjustments to the estimated reimbursable amount thereof. CTI's objection to the claim, the proposed remedy and the estimated reimbursable amount thereof shall not relieve CTI of its obligation to reimburse Buyer, provided that the work performed, the provision of replacement products or the allowance of a credit, is strictly required by CTI's product warranties.

          (d) CTI Ultimately Liable. Notwithstanding Buyer's undertaking to perform work, to provide replacement products and to allow credits, in the manner provided for in this Section 7.3, CTI shall retain all, and Buyer shall have no responsibility for any, of CTI's liabilities or obligations relating to or arising out of services rendered or goods sold by CTI prior to the Closing, including product warranty and product liability claims, and claims for refunds, returns, personal injury and property damage, all of which are Retained Liabilities.

     7.4 Guarantee. Danaher hereby absolutely, irrevocably and unconditionally guarantees to Buffton and CTI the due and punctual performance of each obligation of Buyer under this Agreement and any agreement or document entered into pursuant hereto. Each breach or default of any such obligation of Buyer shall give rise to a separate claim hereunder, and separate claims or suits may be brought as each such breach or default occurs. Danaher's obligations under this Section 7.4 are primary obligations and not those of a mere surety. If an obligation of Buyer is void, voidable or unenforceable for any reason, Danaher's obligation under this Section 7.4 shall remain unaffected and Danaher shall perform Buyer's obligation as if Danaher were primarily liable for such performance. Danaher's obligations under this Section 7.4 are continuing obligations and shall not be satisfied, discharged or affected by any intermediate payment or settlement of account by Buyer, by a change in the ownership or control of Buyer, or by the insolvency, bankruptcy, or winding up (or any analogous proceedings) of Buyer. The obligation of Danaher under this
Section 7.4 shall not be impaired, diminished or otherwise affected by any circumstance whatsoever (with or without knowledge of or notice to Danaher or to Buyer) which might in any manner constitute the legal or equitable discharge of a surety or guarantor; it being the intent and purpose hereof that Danaher shall not be entitled to, and does hereby waive, any and all defenses available to guarantors, sureties and other secondary parties at law or in equity.

                                                   CTI ASSET PURCHASE AGREEMENT

                  ARTICLE VIII.  CERTAIN ADDITIONAL COVENANTS

     8.1 Expenses. Each party hereto shall bear the legal, accounting and other expenses incurred by such party in connection with this Agreement, and the other agreements and transactions contemplated hereby, except that Buyer shall pay the filing fees required to be paid to the Federal Trade Commission ("FTC") and the Department of Justice ("DOJ") in connection with the filings required by the Hart-Scott-Rodino Antitrust Improvement Act. Buffton shall be responsible for the cost of any fairness opinion obtained by Buffton.

     8.2 Bulk Transfer Laws. Buyer hereby waives compliance by CTI with the laws of any jurisdiction relating to bulk transfers which may be applicable in connection with the transfer of the Acquired Assets to Buyer.

     8.3 Further Assurances. From time to time after the Closing Date, upon request of Buyer and without further consideration, Buffton, Summatronix and CTI shall execute, acknowledge and deliver all such other instruments of sale, assignment, conveyance and transfer and shall take all such other commercially reasonable action required to effectively transfer to and vest in Buyer, and to put Buyer in possession of, all of the Acquired Assets, free and clear of any and all Liens (except Permitted Liens) in accordance with the terms of this Agreement.

     8.4 Public Announcements. Except for a press release in the form attached hereto as Exhibit 8.4 and except for public statements or press releases which the management or board of directors of Buffton or Danaher in good faith believe to be required by law, neither Buffton, Summatronix or CTI on the one hand, nor Buyer or Danaher on the other hand, shall make, or permit any agent or Affiliate to make, any public statement or press release, with respect to this Agreement without the prior written consent of the other parties hereto, which shall not be unreasonably withheld. All contacts and communications with the investment banking community, research analysts and the like and with the press shall be limited to Robert Korman for Buffton, Summatronix and CTI (or any other person designated in writing by Buffton) and Patrick W. Allender for Danaher and Buyer (or any other person designated in writing by Danaher).


                          ARTICLE IX.  INDEMNIFICATION

     9.1 Indemnification by Buyer. From and after the Closing Date, Buyer shall indemnify, defend and hold CTI, Summatronix and Buffton harmless from and against any and all claims, losses, liabilities, damages, costs and expenses (including reasonable attorney's fees to the extent permitted by law) but excluding, except in the case of Third Party Claims (as defined in Section 9.4), punitive or exemplary damages (collectively, "Losses") that may be incurred by, or asserted against, CTI or Buffton, arising from or related to, directly or indirectly: (a) the failure of Buyer to assume, pay, perform and discharge the Assumed Liabilities, (b) any breach of any representation or warranty of Buyer contained herein, or (c) any breach of any covenant, obligation or agreement of Buyer contained herein.

     9.2 Indemnification by CTI. From and after the Closing Date, CTI shall indemnify, defend and hold Buyer harmless from and against any and all Losses that may be incurred by, or asserted against, Buyer or Danaher, arising from or related to, directly or indirectly: (a) the failure of CTI to assume, pay, perform and discharge the Retained Liabilities, (b) any breach of any representation or warranty of CTI contained herein (unless any breach or facts related thereto is disclosed on a Schedule identified herein, including any supplements to any Schedule delivered by or on behalf of Buffton or CTI to Danaher or Buyer on or prior to the Closing Date), (c) any breach of any covenant, obligation or agreement of CTI contained herein, or (d) any failure to comply with the laws of any jurisdiction relating to bulk transfers which may be applicable in connection with the transfer of the Acquired Assets to Buyer (except to the extent a Loss resulting from non-compliance with bulk transfer laws results from Buyer's failure to satisfy an Assumed Liability).

     9.3  Limitations on CTI's Indemnification.

          (a) De Minimis Amount. Except as provided in the immediately following sentence, CTI and Buffton shall not be required to indemnify, defend or hold Buyer or Danaher harmless pursuant to Sections 9.2 and 6.16 unless and until the aggregate amount of all such Losses incurred by Buyer or Danaher, in the aggregate, exceeds $125,000, at which time CTI shall be obligated to indemnify Buyer with respect to the aggregate amount of

                                                   CTI ASSET PURCHASE AGREEMENT
all such Losses. The limitation provided for in the immediately preceding sentence shall not apply to: (i) Third Party Claims (as defined in Section 10.4(a)), (ii) Losses arising from or related to the failure of CTI to assume, pay, perform and discharge the Retained Liabilities, or (iii) Losses arising from or related to any breach of any covenant, obligation or agreement of CTI contained in Sections 1.1, 2.2, 2.3, 3.3, 3.4, 4.2, Article VI, Section 7.3, and
Article VIII.

          (b) Maximum Liability for Other than Third Party Claims. Except for Losses resulting from Third Party Claims, the aggregate liability of Buffton and CTI under this Article IX shall not exceed $25,500,000. The aggregate liability of Buffton and CTI under this Article IX for Losses resulting from Third Party Claims shall not be limited by this Section 9.3(b).

          (c) Time Limitation.  The right of Buyer to indemnification under
Section 9.2(b) shall apply only to those claims for indemnification which are given pursuant hereto on or before the period set forth in Section 10.1.

     9.4  Third Party Claims.

          (a) Notification. If any third party shall notify any party (the "Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against the other party (the "Indemnifying Party") under this Section 9.4, then the Indemnified Party shall promptly notify the Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

          (b) Right of Indemnitor To Defend. The Indemnifying Party shall have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within 45 days after a complaint is served against the Indemnified Party that the Indemnifying Party shall indemnify the Indemnified Party from and against the entirety of any Losses the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (B) the lndemnifying Party provides the Indemnified Party with evidence acceptable to the Indemnified Party that the Indemnifying Party shall have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (C) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (D) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party, and (E) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

          (c) No Settlement without Consent of Indemnitor. So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 9.4 (b) above, (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (B) the Indemnified Party shall not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party, and (C) the Indemnifying Party may not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party.

          (d) Rights of Indemnitee if Indemnitor Does Not Defend. In the event any of the conditions in Section 9.4(b) above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (B) the Indemnifying Party shall reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses), and (C) the Indemnifying Party shall remain responsible for any Losses (including any amounts paid in settlement) the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 9.4.

                                                   CTI ASSET PURCHASE AGREEMENT

                           ARTICLE X.  MISCELLANEOUS

     10.1 Survival of Representations and Warranties. The representations and warranties of the parties hereto made herein shall not be affected by any information furnished to, or any investigation conducted by, any of them or their representatives in connection with the subject matter of this Agreement, and such representations and warranties shall survive the Closing for the respective periods set forth below:

          (a) The representations and warranties set forth in Section 5.1(t) and 5.1(u) shall survive the Closing until the expiration of the statute of limitations applicable to any claim against Buyer or CTI arising in connection with any breach of any such representations and warranties.

          (b) The representations and warranties set forth in Section 5.1(g), as they relate to the Irving Lease, shall survive the Closing until the expiration of the term (including any renewal option) of the Irving Lease.

          (c) The representations and warranties set forth in Section 5.1(f) relating to environmental liabilities shall survive until the longer of one year after the expiration of the Irving Lease (to the extent they relate to that property), ten years or the expiration of the applicable statute of limitations.

          (d) Representations and warranties with respect to title to assets shall not be subject to any contractual limitation on survival.

          (e) All other sections and subsections of this Agreement shall survive the Closing until three (3) years after the Closing Date.

     10.2 Amendments. This Agreement may be amended only by a writing executed by all of the parties hereto.

     10.3 Entire Agreement. This Agreement and the other agreements expressly provided for herein set forth the entire understanding of the parties hereto and supersede all prior contracts, agreements, arrangements, communications, discussions, representations and warranties, whether oral or written, between the parties, except the confidentiality agreements dated February 6, 1997 heretofore executed by Danaher, CTI and Buffton.

     10.4 Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given (a) upon receipt if personally delivered or by overnight courier, (b) on the date sent if made by facsimile transmission to the party to whom such notice or communication is directed to the facsimile number of such person stated below (or as otherwise provided to or obtained by the sending party) and if followed by a telephone call to such person at the same time to the telephone number stated below (or otherwise provided to or obtained by the sending party) advising such person (or leaving a voice mail for such person) that the facsimile transmission has been sent and a general statement about the contents thereof, or (c) on the fifth business day after being sent by registered or certified mail, return receipt requested, postage prepaid, to the parties at their respective addresses set forth below.

          To CTI:             Buffton Corporation
                              226 Bailey Avenue, Suite 101
                              Fort Worth, Texas 76107
                              Attention: Robert H. McLean
                              (817) 332-4761 (phone)
                              (817) 877-0420 (telefax)

          With a  copy to:    Carter Ferguson
                              McLean & Sanders
                              100 Main Street
                              Fort Worth, Texas 76102
                              (817) 338-1700 (phone)
                              (817) 870-2265 (telefax)

                                                   CTI ASSET PURCHASE AGREEMENT
          and a copy to:      Linton E. Barbee
                              Fulbright & Jaworski L.L.P.
                              2200 Ross Avenue, Suite 2800
                              Dallas, Texas 75201
                              (214) 855-8119 (phone)
                              (214) 855-8200 (telefax)

          To Buyer:           Danaher Corporation
                              1250 24th Street, N.W.
                              Washington, D.C.  20037
                              Attn: Daniel L. Comas, Vice President
                              (202) 828-0850  (phone)
                              (202) 828-0860 (telefax)

          and a copy to:      Mark Dewire
                              Wilmer Cutler & Pickering
                              100 Light Street
                              Baltimore, Maryland 21202
                              (410) 986-2830 (phone)
                              (410) 986-2828 (telefax)

Any party by written notice to the other may change the address or the persons to whom notices or copies thereof shall be directed.

     10.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

     10.6 Assignment. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each party hereto, but no rights, obligations or liabilities hereunder shall be assignable by any party without the prior written consent of the other party.

     10.7 Waivers. Any waiver by any party of any violation of, breach of or default under any provision of this Agreement or any other agreements provided for herein, by the other party must be in writing and shall not be construed as, or constitute, a continuing waiver of such provision, or waiver of any other violation of, breach of or default under any other provision of this Agreement or any other agreements provided for herein.

     10.8 Third Parties. Nothing expressed or implied herein is intended, or shall be construed, to confer upon or give any person or entity other than Buffton, Summatronix, CTI, Danaher and Buyer, any rights or remedies under or by reason of this Agreement.

     10.9 Schedules. All Schedules referred to herein are references to the Schedules attached hereto unless stated herein that it is attached or to be attached to the Exhibit Volume. The Schedules attached hereto or to the Exhibit Volume are incorporated herein and shall be part of this Agreement for all purposes. CTI and Buffton reserve the right to unilaterally amend or supplement each such Schedule until the Closing, and Buffton, Summatronix, and CTI shall have no liability for breach of representation or warranty which might exist but for disclosures made in such amendments and supplements; provided that, if Buffton or CTI makes a disclosure subsequent to the execution of this Agreement of a contract, liability, proceeding (or threat thereof), fact or circumstance (collectively, an "Item") which an officer of Buffton or CTI knew about at the date of execution of this Agreement but did not disclose to Danaher or its attorneys, and if such Item or such breach will have a material adverse effect on CTI, the Business or the Acquired Assets, Danaher and Buyer reserve their rights to damages and other remedies, if any, for breach of contract.

     10.10 Headings. The headings herein are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Agreement.

     10.11 Definition of Affiliate. For the purposes of this Agreement, the term "Affiliate" shall mean any firm

                                                   CTI ASSET PURCHASE AGREEMENT
or corporation that directly, or indirectly through one or more entities, controls or is controlled by, or is under common control with, the person specified. As used herein, "control", "controls" and "controlled" means the ownership of 50% or more of the voting interests of the firm or corporation in question.

     10.12 Definition of Knowledge. For the purposes of this Agreement, the term "knowledge of CTI" shall mean the knowledge of any of any officers or directors of CTI who has served in that capacity since October 1, 1994.

     10.13 Governing Law. All issues, claims, disputes or controversies arising out of or related hereto shall be governed by and resolved in accordance with the laws of the State of Delaware, excluding the choice-of-law rules of the State of Delaware.


                            ARTICLE XI.  TERMINATION

     11.1 Termination. This Agreement may be terminated at any time prior to the Closing Date (notwithstanding any approval of this Agreement by Buffton's stockholders) (CTI and Summatronix hereby delegating to Buffton the authority to take actions on their behalf and Buyer hereby delegating to Danaher the authority to take actions on Buyer's behalf):

          (a) Mutual Consent.  By mutual written consent of Buffton and Danaher:

          (b) No Closing by July 31, 1997. By either Buffton or Danaher if the Closing has not been consummated by July 31, 1997, provided that the right to terminate this Agreement under this clause (b) will not be available to any party that, at the time of termination, is in material breach of any of its obligations under this Agreement;

          (c) Failure of a Party To Close. By Buffton if Buyer fails to close the purchase pursuant hereto and the Buffton stockholders have approved this Agreement, or by Danaher if CTI fails to close the sale pursuant hereto and the Buffton stockholders have approved this Agreement; provided that the right to terminate this Agreement under this clause (c) will not be available to any party that, at the time of termination, is in material breach of any of its obligations under this Agreement;

          (d) Illegality. By either Buffton or Danaher if any applicable domestic law, rule, or regulation makes consummation of the Agreement illegal or if any judgment, injunction, order, or decree of a court or governmental agency or authority of competent jurisdiction restrains or prohibits the consummation of the Agreement, and such judgment, injunction, order, or decree has become final and nonappealable;

          (e) No Stockholder Approval. By either Buffton or Danaher if the stockholder approvals referred to in Section 6.13 have not been obtained at the Buffton Stockholders Meeting;

          (f) Withdrawal of Recommendation by Buffton Board. By Danaher if the Board of Directors of Buffton does not publicly recommend in the Proxy Statement or the Buffton Stockholders Meeting that Buffton's stockholders approve and adopt this Agreement, or if the Board of Directors of Buffton withdraws, modifies, or changes such recommendation in any manner adverse to Danaher; or

          (g) Other Offer. By Buffton if Buffton receives an unsolicited Company Acquisition Proposal that the Board of Directors of Buffton determines in good faith, after consultation with its legal and financial advisors, is likely to lead to a merger, acquisition, consolidation, or similar transaction that is more favorable to the stockholders of Buffton than the transactions contemplated by this Agreement; provided that, Buffton has provided Danaher with at least five business days notice of the material terms of such Company Acquisition Proposal.

     11.2 Effect of Termination.

     If this Agreement is terminated pursuant to Section 11.1, no party (or any of its directors or officers) will have any liability or further obligation to any other party except (a) that the agreements contained in Section 11.3 will survive the termination hereof, and (b) that nothing herein will relieve any party from liability for any breach of

                                                   CTI ASSET PURCHASE AGREEMENT
its obligations under this Agreement; provided that, if this Agreement is terminated pursuant to Section 11.1(e) (without any action which would have given a right of Danaher to terminate pursuant to Section 11.1(f)) or if this Agreement is terminated by Buffton pursuant to Section 11.1(g),the maximum liability, if any, of Buffton, CTI and Summatronix in the aggregate shall be payment of the $2,000,000 termination fee and Buffton, CTI and Summatronix shall have no other liability of any kind or nature whatsoever.

     11.3 Certain Consequences of Failure To Close.

     (a) Buyer Failure To Close if no Material CTI Breach. If the Buffton stockholders approve this Agreement, and if CTI is ready, willing and lawfully empowered to consummate the sale pursuant hereto, and if no breach of a representation, warranty or obligation of CTI, Summatronix or Buffton exists which will have a material adverse effect on the Business or Acquired Assets, then if Danaher fails to close this Agreement, Danaher shall pay Buffton Two Million Dollars ($2,000,000), which will be payable by delivery of immediately available funds at the time of termination by Buffton following Buyer's failure to close the transactions contemplated by this Agreement.

     (b) CTI Failure To Close after Stockholder Approval. If the Buffton stockholders approve this Agreement, and if Buyer is ready, willing and lawfully empowered to consummate the purchase pursuant hereto, and if no breach of a representation, warranty or obligation of Buyer and Danaher exists which will have a material adverse effect on their ability to perform their obligations hereunder, then if CTI fails to close this Agreement, Buffton shall pay Danaher Two Million Dollars ($2,000,000), which will be payable by delivery of immediately available funds at the time of termination by Danaher following CTI's failure to close the transactions contemplated by this Agreement.

     (c) Termination under 11.1(f) or 11.1(g). If this Agreement is terminated by Danaher pursuant to Section 11.1(f) or by Buffton pursuant to Section 11.1(g), then Buffton shall pay Danaher Two Million Dollars ($2,000,000), which will be payable by delivery of immediately available funds within three (3) business days after such termination.

     (d) No Approval by Buffton Stockholders; Sale Within Two Years. If the Buffton Stockholders Meeting has been held but the Buffton stockholders do not approve this Agreement and if this Agreement is terminated in accordance herewith, then Buffton, CTI and Summatronix shall have no liability whatsoever to Buyer or Danaher unless, within 24 months after the date of termination of this Agreement, Buffton completes a merger, acquisition, consolidation, or similar transaction relating to all or substantially all of the assets or stock of either Buffton or CTI,

                                                   CTI ASSET PURCHASE AGREEMENT
in which case Buffton shall pay Danaher Two Million Dollars ($2,000,000), payable at the time of completion of such other transaction.

     (e) Stockholder Meeting not Held by July 31, 1997; Sale Within Two Years. If the Buffton Stockholders Meeting referred to in Section 6.13 has not been held prior to July 31, 1997 and if this Agreement is terminated in accordance herewith, then Buffton, CTI and Summatronix shall have no liability whatsoever to Buyer or Danaher unless, within 24 months after the date of termination of this Agreement, Buffton completes a merger, acquisition, consolidation, or similar transaction relating to all or substantially all of the assets or stock of either Buffton or CTI, in which case Buffton shall pay Danaher Two Million Dollars ($2,000,000), payable at the time of completion of such other transaction; provided that Danaher reserves its rights to recover damages, if any, for breach of contract, if any.

     (f) Buyer Failure To Close if CTI in Breach. If CTI is ready, willing and lawfully empowered to close this Agreement, and if Buyer fails or refuses to close this Agreement because a state of facts or circumstances disclosed to or discovered by Buyer or Danaher after the date of execution of this Agreement results in a breach of a representation or warranty made by CTI, Summatronix or Buffton as of the date of execution of this Agreement or because CTI, Summatronix or Buffton breaches one of its covenants in Article VI or Article VIII, then CTI, Summatronix and Buffton shall have no liability for payment of any amount to Buyer or Danaher or any other liability whatsoever.

          IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Agreement as of the date first above written.


CURRENT TECHNOLOGY, INC.               BUFFTON CORPORATION


By /s/ Walter D. Rogers, Jr.           By /s/ Robert H. McLean
   ----------------------------          -------------------------------
       Walter D. Rogers, Jr.                  Robert H. McLean
       Its: President                         Its: President


SUMMATRONIX, INC.


By /s/ Robert H. McLean
   ----------------------------
       Robert H. McLean
       Its: President


CTI ACQUISITION CORPORATION            DANAHER CORPORATION


By /s/ James H. Ditkoff                By /s/ James H. Ditkoff
   ----------------------------          ----------------------------
       James H. Ditkoff                   James H. Ditkoff
       Its:  Vice President               Its:  Vice President

                                                   CTI ASSET PURCHASE AGREEMENT

                               FIRST AMENDMENT TO
                            ASSET PURCHASE AGREEMENT

     THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this "Amendment"), dated as of April 16, 1997, is entered into by and among Current Technology, Inc., a Delaware corporation ("CTI"), Summatronix, Inc., a Delaware corporation ("Summatronix"), Buffton Corporation, a Delaware corporation ("Buffton"), CTI Acquisition Corporation, a Delaware corporation ("Buyer") and Danaher Corporation, a Delaware corporation ("Danaher").


                             W I T N E S S E T H :

   WHEREAS, the parties hereto have heretofore entered into that certain Asset Purchase Agreement dated as of February 14, 1997 (the "APA"), pursuant to which Danaher agreed to buy, and CTI agreed to sell, substantially all of the assets of CTI; and

   WHEREAS, the parties desire to amend the APA as provided herein;

   NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties hereto agree as follows:

   1. Amendment of Section 4.1 (Closing Date).  The second sentence of Section
4.1 of the APA is hereby amended to add the following at the end of such second sentence:

          provided that, if the condition precedent stated in Section 4.4(a)(i) is satisfied during the month of May 1997, the Closing will be held on June 3, 1997, but effective as of May 31, 1997 (the "Effective Date").

   2. Amendment of Sections 1.1 and 1.3.  The following is hereby added as
Section 1.4 of the APA:

             1.4 Modification of "Closing Date". Wherever in Section 1.1 or
          Section 1.3 the words "Closing Date" appear (other than when combined with "Balance Sheet"), the same shall instead be read and mean:
          "Closing Date (or Effective Date if the Closing is held pursuant to the proviso at the end of the second sentence of Section 4.1)." The parties acknowledge that CTI may continue to conduct business in the ordinary course after the Effective Date, subject to Section 6.9(d) and the other provisions of this Agreement.

   3. Amendment of Section 2.1(a) (Accounts Payable). Section 2.1(a) of the APA is hereby amended to add the following before the semi-colon at the end of such
Section:

          plus any accounts payable which are incurred in the ordinary course of business between the Closing Date and the Effective Date if the Closing is held pursuant to the proviso at the end of the second sentence of Section 4.1

                                                              FIRST AMENDMENT TO
PAGE 1                                              CTI ASSET PURCHASE AGREEMENT

   4. Amendment of Section 2.1(b) (Accrued Liabilities). Section 2.1(b) of the APA is hereby amended to insert the following after "Sheet" and before the close of the parentheses in the second line of such Section:

          plus any accrued liabilities which are incurred in the ordinary course of business between the Closing Date and the Effective Date if the Closing is held pursuant to the proviso at the end of the second sentence of Section 4.1

   5. Amendment of Section 2.1(d) (Lease Liabilities). Section 2.1(d) of the APA is hereby amended to insert the following immediately after "prior to the Closing Date" in the third line of such Section:

          (plus any accrued liabilities which are incurred in the ordinary course of business between the Closing Date and the Effective Date if the Closing is held pursuant to the proviso at the end of the second sentence of Section 4.1)

   6. Amendment of Section 2.1(e) (Taxes). Section 2.1(e) of the APA is hereby amended to add the following before the semi-colon at the end of such Section:

          and any such taxes which are incurred in the ordinary course of business between the Closing Date and the Effective Date if the Closing is held pursuant to the proviso at the end of the second sentence of Section 4.1

   7. Amendment of Section 2.3. Section 2.3 of the APA is hereby amended to insert the following immediately after "prior to the Closing Date" and immediately after "on or after the Closing Date":

          (or as of the Effective Date if the Closing is held pursuant to the proviso at the end of the second sentence of Section 4.1)

   8. Amendment of Section 3.3 (Adjustment of Purchase Price). The first sentence of Sections 3.3(a) and -(b) of the APA are hereby amended to insert the following immediately after "as of the Closing Date":

          (or as of the Effective Date if the Closing is held pursuant to the proviso at the end of the second sentence of Section 4.1)

   9. Addition of Section 6.9(d). The following is hereby added as Section 6.9(d) of the APA:

             (d) Dividends after Effective Date. If the condition stated in the proviso at the end of the second sentence of Section 4.1 is satisfied and the Closing is scheduled to be held pursuant to such proviso, CTI will not pay any dividends or make any distributions of cash or property after the Effective Date.

   10.  Amendment of Schedule 3.3(b) (Net Tangible Assets Calculation).
Schedule 3.3(b) of the APA is hereby amended to insert the following immediately after "as of the Closing Date" whereever it appears:

          (or as of the Effective Date if the Closing is held pursuant to the proviso at the end of the second sentence of Section 4.1)

                                                              FIRST AMENDMENT TO
PAGE 2                                              CTI ASSET PURCHASE AGREEMENT

                                                                     APPENDIX II


               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                              BUFFTON CORPORATION



          Buffton Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

          1. The name of the Corporation is Buffton Corporation. Buffton Corporation was originally incorporated under the name Buffton Oil & Gas, Inc. The original Certificate of Incorporation of the Corporation was filed on December 17, 1980.

          2. Amendments to the original Certificate of Incorporation of the Corporation were filed on February 18, 1983, October 2, 1985, February 11, 1987 and February 22, 1989.

          3. To restate the Certificate of Incorporation of the Corporation to include the referenced amendments, and to further amend the Certificate of Incorporation to change the name of the Corporation to "BFX Hospitality Group, Inc.," pursuant to Sections 242 and 245 of the General Corporation Law of Delaware, this Amended and Restated Certificate of Incorporation restates, integrates and further amends the provisions of the Certificate of Incorporation of the Corporation.

          4. The text of the Amended and Restated Certificate of Incorporation, as amended or supplemented, is hereby restated and further amended to read in its entirety as follows:

                                   ARTICLE I

          The name of the Corporation is BFX Hospitality Group, Inc.

                                   ARTICLE II

          The registered office of the Corporation in the state of Delaware is located at No. 100 West 10th Street, in the city of Wilmington, county of New Castle. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

                                  ARTICLE III

          The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                 ARTICLE IV

          The total number of shares of stock which the Corporation shall have authority to issue is 35,000,000, of which 30,000,000 shares shall be Common Stock having a par value of $.05 each, and 5,000,000 shares shall be Preferred Stock having a par value of $.01 each.

          The 5,000,000 shares of Preferred Stock may be issued from time to time, in one or more series with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as may be designated by the Board of Directors prior to the issuance of such series, and the Board of Directors is hereby expressly authorized to fix by resolution or resolutions prior to such issuance such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions, including, without limiting the generality of the foregoing, the following:

     1. the date and times at which, and the rate or rates at which, dividends on such series of Preferred Stock shall be paid;

     2. the right, if any, of the holders of such series of the Preferred Stock to vote and the manner of voting, except as may otherwise be provided by the General Corporation Law of Delaware;

     3. the right, if any, of the holder of shares of such series of Preferred Stock to convert the same into, or exchange the same for, other classes of stock of the Corporation, and the terms and conditions for such conversion or exchange;

     4. the redemption price or prices and the time at which, and the terms and conditions on which, the shares of such series of Preferred Stock may be redeemed;

     5. the rights of the holders of shares of such series of Preferred Stock upon the voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up of the Corporation; and

     6. the terms of the sinking fund or redemption or purchase account, if any, to be provided for such series of Preferred Stock.

     The designations, preferences and relative, participating, optional or other special rights, the qualifications, limitations or restrictions thereof, of each additional series, if any, may differ from those of any and all other series already outstanding.

                                   ARTICLE V

     The amount of authorized stock of the Corporation of any class or classes may be increased or decreased by the affirmative vote or written consent of the holders of a majority of the stock of the Corporation entitled to vote.

                                 ARTICLE VI

          SECTION 1. The business and property of the Corporation shall be managed and controlled by its Board of Directors. The number of directors shall not be less than three. The number of Directors shall be fixed from time to time exclusively by a vote of a majority of the Board of Directors, except as otherwise fixed by or pursuant to the provisions of Article IV of this Certificate of Incorporation relating to the rights of the holders of the Preferred Stock. The Board of Directors shall be divided into three classes, Class I, Class II and Class III, which shall be as nearly equal in number as possible. At the annual meeting of stockholders to be held in 1989, Class I directors shall be elected for a term expiring at the annual meeting of stockholders to be held in 1990, Class II directors shall be elected for a term expiring at the annual meeting of stockholders to be held in 1991, and Class III directors shall be elected for a term expiring at the annual meeting of stockholders to be held in 1992, with each director to hold office until his successor is elected and qualified. At each annual meeting of stockholders subsequent to 1989, the successors of the class of directors whose terms expire at that annual meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders to be held in the third year following the year of their election. The election of directors need not be by written ballot unless so provided by the By-laws. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. Any newly created or eliminated directorship resulting from an increase or decrease in the Board of Directors shall be apportioned by the Board of Directors among the three classes of directors so as to maintain such classes as nearly equal as possible.

          SECTION 2. Except as otherwise provided for or fixed by or pursuant to the provisions of Article IV of this Certificate of Incorporation relating to the rights of the holders of the Preferred Stock, newly created directorships resulting from any increase in the number of directors and any vacancies of the Board of Directors resulting from death, resignation, removal or other cause shall be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director. Any director elected in accordance with the preceding sentence of this Section 2 shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified.

          SECTION 3. Except as otherwise provided for or fixed by or pursuant to the provisions of Article IV of this Certificate of Incorporation relating to the rights of the holders of the Preferred Stock, any director may be removed from office only for cause and only by the affirmative vote of the holders of 80% of the then outstanding shares of each class of stock of the Corporation having voting power for the election of directors.

          SECTION 4. Notwithstanding any other provision of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, the affirmative vote of the holders of at least 80% of the then outstanding shares of each class of stock of the Corporation having voting power for the election of directors shall be required to alter, amend or repeal this Article VI, except as otherwise provided for or fixed by or pursuant to the provisions of Article IV of this Certificate of Incorporation relating to the rights of the holders of the Preferred Stock.

                                  ARTICLE VII

          In furtherance and not in limitation of the power conferred upon the Board of Directors by law, the Board of Directors shall have power to make, adopt, alter, amend and repeal from time to time By-laws of the Corporation, subject to the right of the stockholders entitled to vote with respect thereto to alter and repeal By-laws made by the Board of Directors.

                                  ARTICLE VIII

          No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction for which the director derived an improper personal benefit.

                                   ARTICLE IX

          Special meetings of the stockholders of the Corporation may be called only by the Chairman of the Board of Directors or the President of the Board of Directors pursuant to a resolution adopted by the entire Board of Directors. Notwithstanding any other provision of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, the affirmative vote of the holders of at least 80% of the then outstanding shares of each class of stock of the Corporation having voting power for the election of directors shall be required to alter, amend or repeal this Article IX.


                                   ARTICLE X

          Notwithstanding any other provision of this Certificate of Incorporation or any provision of law, (a) in the event (i) the merger or consolidation of the Corporation, (ii) the dissolution of the Corporation, or
(iii) the sale, lease or exchange of all or substantially all of the assets of the Corporation, involves a corporation, person or other entity which is (or is controlled by or is under common control with) the "beneficial owner," directly or indirectly, of shares possessing 15% or more of the votes of the outstanding shares of stock of the Corporation entitled to vote in the election of directors (hereinafter referred to as an "Interested Stockholder"), or (b) in the event of any reclassification of securities, recapitalization or other transaction which has the effect, directly or indirectly, of increasing an Interested Stockholder's proportionate share of the outstanding stock of any class of the Corporation (any such transaction set forth in (a) and (b) is hereinafter referred to as a "Business Combination"), then in addition to any other vote required under applicable law, the affirmative vote of the holders of at least 80% of the voting power of all of the then outstanding shares of each class of stock of the Corporation entitled to vote generally in the election of directors (excluding those shares beneficially owned by the Interested Stockholder) shall be necessary, except that the 80% stockholder vote required in this Article X shall not be necessary if (y) such Business Combination has been approved by a majority of the Continuing Directors (as defined below), or (z) all of the following requirements have been met:

          (A) The aggregate amount of cash, and the Fair Market Value (as defined below) as of the date of the consummation of the Business Combination (the "Consummation Date") of consideration other than cash, to be received per share by holders of the outstanding Common Stock of the Corporation in such Business Combination shall be at least equal to the highest amount determined under clauses (1), (2), and (3) below:

          (1) the highest per share price (including any brokerage commissions, transfer taxes and solicitation dealers' fees) paid by the Interested Stockholder for any shares of Common Stock acquired by it (a) within the two year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date") or (b) in the transaction in which it became an Interested Stockholder (the date of such transaction being referred to herein as the "Determination Date"), whichever is higher, plus interest compounded annually from the Determination Date through the Consummation Date at the prime rate of interest of First National Bank of Boston (or any other major bank headquartered in New York, New York selected by a majority of the Continuing Directors) from time to time in effect less the aggregate amount of any cash dividends paid, and the Fair Market Value of any dividend paid other than in cash, per share of Common Stock from the Determination Date through the Consummation Date in an amount up to but not exceeding the amount of such interest payable per share of Common Stock;

          (2) the Fair Market Value per share of Common Stock on the Announcement Date or on the Determination Date, whichever is higher; and

          (3) (if applicable) the price per share equal to the Fair Market Value per share of Common Stock determined pursuant to clause (2) above, multiplied by the ratio of (a) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of Common Stock acquired by it within the two-year period immediately prior to the Announcement Date to
     (b) the Fair Market Value per share of Common Stock on the first day in such two-year period on which the Interested Stockholder acquired any shares of Common Stock.

     (B) The aggregate amount of cash, and the Fair Market Value as of the Consummation Date of consideration other than cash, to be received per share by holders of shares of any class of outstanding Preferred Stock of the Corporation in such

Business Combination shall be at least equal to the highest amount determined under clauses (1), (2), (3) and (4) below:

          (1) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of such class of Preferred Stock acquired by it (a) within the two-year period immediately prior to the Announcement Date or (b) on the Determination Date, whichever is higher, plus interest compounded annually from the Determination Date through the Consummation Date at the prime rate of interest of First National Bank of Boston (or any other major bank headquartered in New York, New York selected by a majority of the Continuing Directors) from time to time in effect less the aggregate amount of any cash dividends paid, and the Fair Market Value of any dividends paid other than in cash, per share of such class of Preferred Stock from the Determination Date through the Consummation Date in an amount up to but not exceeding the amount of such interest payable per share of such class of Preferred Stock;

          (2) the highest preferential amount per share to which the holders of shares of such class of Preferred Stock would be entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation regardless of whether the Business Combination to be consummated constitutes such an event;

          (3) the Fair Market Value per share of such class of Preferred Stock on the Announcement Date or on the Determination Date, whichever is higher; and

          (4) (if applicable) the price per share equal to the Fair Market Value per share of such class of Preferred Stock determined pursuant to clause
     (3) above, multiplied by the ratio of (a) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of such class of Preferred Stock acquired by it within the two-year period immediately prior to the Announcement Date to (b) the Fair Market Value per share of such class of Preferred Stock on the first day in such two-year period upon which the Interested Stockholder acquired any shares of such class of Preferred Stock.

     The provisions of this Subsection (B) shall be required to be met with respect to every class of outstanding Preferred Stock of the Corporation, whether or not the Interested Stockholder has previously acquired any shares of a particular class of Preferred Stock.

     (C) The consideration to be received by holders of a particular class of outstanding Common Stock or Preferred Stock of the Corporation (together hereinafter referred to as the "Stock") shall be in cash or in the same form as the Interested Stockholder has previously paid for shares of such class of Stock with equitable adjustments made for any stock splits or stock dividends. If the Interested Stockholder has paid for shares of any class of Stock with varying forms of consideration, the form of consideration for such class of Stock shall be either cash or in the form used to acquire the largest number of shares of such class of Stock previously acquired by it.

     (D) After such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination: (1) except as approved by a majority of the Continuing Directors, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on the outstanding Preferred Stock of the Corporation; (2) there shall have been (a) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Continuing Directors, and (b) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors; and (3) such Interested Stockholder shall have not become the beneficial owner of any additional shares of stock of the Corporation entitled to vote in the election of directors, except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder.

     (E) After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

     (F) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 (the "Act"), and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to public stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to the Act).

     (G) For the purposes of this Article X:

          (1) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Act, as in effect on January 1, 1989.

          (2) A person shall be a "beneficial owner" of any Stock:

               (a) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly;

               (b) which such person or any of its Affiliates or Associates has
          (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement of understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding; or

               (c) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Stock.

          (3) "Continuing Director" means any member of the Board of Directors of the Corporation who is unaffiliated with, and not a nominee or representative of, the Interested Stockholder and was a member of the Board prior to the time that the Interested Stockholder became an Interested Stockholder, and any successor of a Continuing Director who is unaffiliated with, and not a nominee or representative of, the Interested Stockholder and is recommended to succeed a Continuing Director by a majority of Continuing Directors then serving as members of the Board.

          (4) The term "Fair Market Value" means: (a) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for the American Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the American Stock Exchange, or, if such stock is not listed on the American Stock Exchange, on the principal United States securities exchange registered under the Act on which such stock is listed, or, if such stock is not listed on any such exchange but is listed as a National Market System stock in the National Association of Securities Dealers, Inc. Automated Quotation System, as reported in that National Market System, or, if such stock is not listed on any such exchange or reported in such system, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotation System or any system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by the Continuing Directors in good faith; and (b) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined in good faith by a majority of the Continuing Directors.

          (5) For the purposes of determining whether a person is an Interested Stockholder pursuant to this Article X, the number of shares of Stock deemed to be outstanding shall include shares deemed owned through application of Subsection (z)(G)(2) but shall not include any other shares of Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

          (6) Whenever the approval or a determination by a majority of the Continuing Directors is required or permitted by this Article X, such approval shall be effective only if obtained at a meeting at which a quorum of Continuing Directors is present.

          (7) In the event of any Business Combination in which the Corporation survives, the phrase "consideration other than cash" as used in Subsections
     (z)(A) and (z)(B) above shall include the shares of Common Stock and/or the shares of any other class of Stock retained by the holders of such shares.

     (H) The directors of the Corporation shall have the power and duty to determine for the purpose of this Article X, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article X, including without limitation, (1) whether the person is an Interested Stockholder, (2) the number of shares of Stock beneficially owned by any person, (3) whether a person is an Affiliate or Associate of another, and
(4) whether the applicable conditions set forth in Subsection (2) above have been met with respect to any Business Combination.

     (I) Nothing contained in this Article X shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

     (J) Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or not vote and except as otherwise provided for or fixed by or pursuant to the provisions of Article IV of this Certificate of Incorporation relating to the rights of the holders of Preferred Stock, the affirmative vote of the holders of at least 80% of the then outstanding shares of each class of stock of the Corporation having voting power for the election of directors (excluding those shares beneficially owned by the Interested Stockholder) shall be required to alter, amend or repeal this Article X.

          IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been signed by ___________________, the Corporation's authorized officer, this ________ day of ____________, 1997.


                                    _______________________________

                                                                    APPENDIX III

                              SOUTHWEST SECURITIES

CORPORATE FINANCE                                                 (214) 658-9490


February 17, 1997



Board of Directors
Buffton Corporation
226 Bailey Avenue, Suite 101
Fort Worth, Texas 76107

Gentlemen:

     You have asked our opinion (the "Opinion") as to the fairness, from a financial point of view, to Buffton Corporation, a Delaware corporation ("Buffton"), of the purchase price to be paid in cash at closing with respect to the proposed sale (the "Transaction") of substantially all of the assets of Current Technology, Inc. ("Current Technology"), a wholly owned subsidiary of Buffton, on the terms set forth in the Asset Purchase Agreement dated as of February 14, 1997 among Buffton, Current Technology and Danaher Corporation ("Danaher") relating to the Transaction (the "Agreement"). The Agreement states that Danaher, through a subsidiary of Danaher, will pay to Current Technology $25,500,000 in cash (the "Purchase Price") at closing for substantially all of the assets of Current Technology, subject to adjustments as set forth in the Agreement.

     As a usual part of our investment banking business, Southwest Securities, Inc. ("Southwest") is engaged in the valuation of businesses and securities in connection with mergers and acquisitions, underwritings and distributions of listed and unlisted securities, private placements and valuations. Southwest, through its parent, Southwest Securities Group, Inc., is a publicly-held transaction processing, investment banking and securities brokerage firm (SWST-NASDAQ).

     For purposes of the Opinion set forth herein, we have taken into account such accepted financial and investment banking procedures and considerations we deemed relevant. Among other things, we have:

     (i)  reviewed the Letter of Intent;

     (ii) reviewed Buffton's Annual Reports to Stockholders, Annual Reports on Form 10-K and related financial information for the five fiscal years ended September 30, 1992 - 1996; and certain other relevant financial and operating data made available to us by Buffton and from published sources;



                1201 ELM STREET, SUITE 3500, DALLAS, TEXAS 75270
                        MEMBER: NEW YORK STOCK EXCHANGE

Board of Directors
Buffton Corporation
February 17, 1997
Page 2


     (iii) reviewed certain internal financial and operating information (including financial projections and a business plan) prepared by the management of Buffton and Current Technology;

     (iv) discussed with the senior management of Buffton and Current Technology, their business, operations, assets, financial condition and future prospects and their views as to the potential benefits and implications of the Transaction vis-a-vis Buffton's corporate strategy;

     (v) reviewed the terms, to the extent publicly available, of certain comparable acquisition transactions;

     (vi) compared Current Technology from a financial point of view with certain other comparable publicly traded companies;

     (vii) reviewed all public announcements made by Buffton in the prior twelve months; and

     (viii) performed such other analyses, inquiries and examinations and considered such other factors as we deemed appropriate.

     In connection with our Opinion, we were not authorized to, and consequently did not, solicit any alternative proposals for a disposition of Current Technology. We have not independently verified the accuracy or completeness of the information considered in the foregoing review, and for purposes of the Opinion set forth herein we have assumed and relied upon the accuracy and completeness of all such information. We relied upon the management of both companies as to the reasonableness and achievability of the financial projections provided to us and referred to in (iii) above. We did not make an independent evaluation or appraisal of the respective assets or liabilities of Current Technology. No opinion is expressed as to the fairness of the Transaction to Danaher or any other person or persons. We have not been engaged to and do not express any opinion as to any other aspect of the Transaction, including the underlying business decision to engage in the Transaction, the terms of the Agreement or the application of the proceeds of the Transaction.

     It should be noted that this Opinion is based, in part, on economic, market and other conditions as in effect on, and information made available to us as of, the date hereof, and does not represent an opinion as to what value Current Technology actually will have to Danaher shareholders if and when the Transaction is consummated. Such actual value could be affected by changes in such market conditions, general economic conditions and other factors which generally influence the price of securities. It should be understood that, although subsequent developments may affect this Opinion, we do not have any obligation to update, revise or reaffirm this Opinion. Our Opinion does not constitute a recommendation to any stockholder as to how such stockholder should vote on the Transaction.

Board of Directors
Buffton Corporation
February 17, 1997
Page 3


     Based upon and subject to the foregoing, we are of the opinion that as of the date hereof, the Purchase Price to be paid by Danaher or its subsidiary, to Current Technology in cash at closing for substantially all of the assets of Current Technology is fair, from a financial point of view, to Buffton.


Sincerely,



SOUTHWEST SECURITIES, INC.

                                  FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE
     BUFFTON CORPORATION          HELD MAY 16, 1997
   The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Buffton Corporation (the "Company") to be held on May 16, 1997 and of the Proxy Statement for Annual Meeting of Stockholders in connection therewith, each dated April 23, 1997, (b) appoints Robert H. McLean and Robert Korman as Proxies, or either of them, each with the power
P to appoint a substitute, (c) authorizes the Proxies to represent and vote as designated below, all the shares of Common Stock of the Company held of
R record by the undersigned on April 11, 1997, at such annual meeting and at any adjournment(s) thereof and (d) revokes any proxies heretofore given.
O  1. For the Election of Directors (Proposed by the Company);
      [_] FOR all nominees listed below (except as marked to the contrary
X         below).
      [_] WITHHOLD AUTHORITY for all nominees listed below.
Y Alan Tremain, O.B.E, Walter D. Rogers, Jr. and Hampton Hodges (INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE SPACE BELOW.)

      --------------------------------------------------------------------------
   2. Proposal of the Company to approve the sale (the "Proposed Sale") to a wholly owned subsidiary of Danaher Corporation of substantially all of the assets of Current Technology, Inc., an indirect wholly owned subsidiary of the Company.
                            [_] FOR[_] AGAINST[_] ABSTAIN
   3. If the requisite number of Stockholders approve the Proposed Sale, proposal to approve an Amended and Restated Certificate of Incorporation of the Company to (a) effect a change of the name of the Company to BFX Hospitality Group, Inc., and (b) restate the Company's existing Certificate of Incorporation, as amended, into a single document.
                            [_] FOR[_] AGAINST[_] ABSTAIN
   4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

                PROXY SOLICITATED ON BEHALF OF THE BOARD OF DIRECTORS

      PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON, DATE AND MAIL IN ENCLOSED
                                      ENVELOPE.

                                  FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE
     BUFFTON CORPORATION          HELD MAY 16, 1997

   THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE NOMINEES LISTED ON THIS PROXY, FOR RATIFICATION OF THE PROPOSED SALE, FOR RATIFICATION OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND IN
P  THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.

R                                           DATED: ______________________, 1997

O                                           ___________________________________

X                                           ___________________________________

Y Please sign your name above exactly as it appears on your stock certificate, date and return promptly. When signing on behalf of a corporation, partnership, estate, trust, or in any representative capacity, please sign name and title. For joint accounts, each joint owner must sign.